UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. )
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
GENESEE & WYOMING INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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GENESEE & WYOMING INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
May 12, 2015
The annual meeting of stockholders of Genesee & Wyoming Inc. (the “Company,” “we,” “us” or “our”) will be held at the Sheraton Stamford Hotel, 700 Main Street, Stamford, Connecticut 06901, on May 12, 2015, at 10:00 a.m., Eastern Daylight Time, for the following purposes:

•	to elect the four directors listed herein;

•	to approve the adoption of the Third Amended and Restated 2004 Omnibus Incentive Plan;

•	to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2015; and

•	to transact such other business as may properly come before our annual meeting or any adjournments or postponements of the meeting.
The Board of Directors of the Company has fixed the close of business on March 16, 2015 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at our annual meeting and any adjournments or postponements of the meeting.
In accordance with the rules of the United States Securities and Exchange Commission, we sent a Notice of Internet Availability (the “Notice”) on or about March 30, 2015 to our stockholders of record as of the Record Date. We also provided access to our proxy materials over the Internet beginning on that date. If you received a Notice by mail and did not receive, but would like to receive, a printed copy of our proxy materials, you should follow the instructions for requesting such materials included on page 5 of this proxy statement or the Notice.
To ensure that your shares are properly represented at our annual meeting, whether or not you plan to attend, please vote your shares over the Internet, by telephone or, if you elect to receive a hard copy of your proxy materials, by completing, signing and returning the proxy card by mail. Please review the voting instructions on the Notice or the proxy card, as the case may be. If your shares are held in “street name,” please contact your bank, broker or other holder of record to determine whether you will be able to transmit voting instructions by telephone or through the Internet or follow the instructions on the voting form they send to you. Voting procedures are described in the General Information section beginning on page 1 of the proxy statement, as well as on the proxy card and on the Notice.
This Notice of Annual Meeting of Stockholders and proxy statement, along with our annual report to stockholders, which includes our Form 10-K for our fiscal year ended December 31, 2014 and our related audited financial statements, are first being distributed or made available to stockholders, as the case may be, on or about March 30, 2015.

BY ORDER OF THE BOARD OF DIRECTORS

Allison M. Fergus
General Counsel and Secretary
March 30, 2015

GENESEE & WYOMING INC.
Principal Executive Offices:
20 West Avenue
Darien, Connecticut 06820
PROXY STATEMENT
Our Board of Directors, or the Board, is soliciting proxies to be voted at our annual meeting of stockholders to be held at the Sheraton Stamford Hotel, 700 Main Street, Stamford, Connecticut 06901, on May 12, 2015, at 10:00 a.m., Eastern Daylight Time, or at any adjournments or postponements of the annual meeting.

GENERAL INFORMATION
Why am I being provided with these proxy materials?
We have made this proxy statement and our annual report for the fiscal year ended December 31, 2014 (the “Annual Report” and collectively with this proxy statement, the “Proxy Materials”) available to you on the Internet or, upon your request, have delivered printed versions of these materials to you by mail in connection with the solicitation by our Board of Directors (the “Board”) of proxies to be voted at our annual meeting of stockholders. Directors, officers and other Company employees may also solicit proxies by telephone or otherwise. We will bear the cost of this solicitation. Our Board has fixed the close of business on March 16, 2015 as the record date (“Record Date”) for our annual meeting. Only stockholders of record as of the Record Date are entitled to notice of and to vote at our annual meeting or at any adjournments or postponements thereof, in person or by proxy. The Proxy Materials are being made available to you because you owned shares of our common stock as of the close of business on the Record Date. This proxy statement describes the matters on which we would like you to vote and provides information on those matters so that you can make an informed voting decision.
Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of Proxy Materials?
Pursuant to rules adopted by the United States Securities and Exchange Commission (the “SEC”), we have elected to provide stockholders access to our Proxy Materials over the Internet. We believe that this e-proxy process will expedite our stockholders’ receipt of Proxy Materials, reduce the environmental impact of our annual meeting and lower the costs of printing and distributing our Proxy Materials. Accordingly, we expect to send a Notice of Internet Availability of Proxy Materials (the “Notice”) on or about March 30, 2015 to stockholders of record entitled to vote at the annual meeting. If you receive the Notice by mail, you will not receive a printed copy of the Proxy Materials unless you specifically request a printed copy.
All stockholders will have the ability to access the Proxy Materials on a website referred to in the Notice, to download printable versions of the Proxy Materials from this website or to request and receive a printed copy of the Proxy Materials from us. Instructions on how to access the Proxy Materials over the Internet or to request a printed copy from us may be found in the Notice. If you receive paper copies of the Proxy Materials, a proxy card will also be enclosed.
What will I be voting on?

•	To elect the four directors listed herein (see page 6);

•	to approve the adoption of the Third Amended and Restated 2004 Omnibus Incentive Plan (see page 61);

•	to ratify the selection of PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for our fiscal year ending December 31, 2015 (see page 71); and

•	to transact such other business as may properly come before our annual meeting or any adjournments or postponements of the meeting.
How many votes must be present to hold the meeting?
The holders of a majority of the voting power of the Company’s Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), and Class B Common Stock, par value $0.01 per share (“Class B Common Stock”), must be present in person or by proxy to hold our annual meeting.
How many shares are entitled to vote?
As of the close of business on March 16, 2015, there were 53,073,807 shares of our Class A Common Stock outstanding and entitled to vote and 945,485 shares of our Class B Common Stock outstanding and entitled to vote.
How many votes do I have?
If you are a holder of our Class A Common Stock, then you are entitled to one vote per share of Class A Common Stock that you held as of the close of business on March 16, 2015. If you are a holder of our Class B Common Stock, then you are entitled to ten votes per share of Class B Common Stock that you held as of the close of business on March 16, 2015. All matters expected to be voted on at our annual meeting will be voted on by the holders of our Class A Common Stock and Class B Common Stock, voting together as a single class.

How do I vote my shares without attending the annual meeting?
If you are a stockholder of record or a participant in our employee stock purchase plan, you may vote by granting a proxy in one of the three following ways:

•	By Internet
You may submit your proxy by going to www.proxyvote.com and by following the instructions on how to complete an electronic proxy card. You will need the 16-digit Control Number included on your Notice or your proxy card in order to vote by Internet.

•	By Telephone	You may submit your proxy by dialing (800) 690-6903. You will need the 16-digit Control Number included on your Notice or your proxy card in order to vote by telephone.

•	By Mail
If you have not already received a proxy card, you may request a hard copy of your Proxy Materials from us by following the instructions on your Notice. When you receive the proxy card, mark your selection on the proxy card, date and sign your name exactly as it appears on your proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney or officer of a corporation), indicate your name and title or capacity. Mail the proxy card in the postage-paid envelope that will be provided to you.

If you hold your shares in “street name”, you may vote by submitting voting instructions to your bank, broker or other nominee. In most instances, you will be able to do this over the Internet, by telephone or by mail, as indicated above. Please refer to information from your bank, broker or other nominee on how to submit voting instructions.
Internet and telephone voting will close at 11:59 p.m. (Eastern Daylight Time) on May 11, 2015 for the voting of shares held by stockholders of record or held in “street name” and will close at 11:59 p.m. (Eastern Daylight Time) on May 6, 2015 for the voting of shares held by participants in our employee stock purchase plan.
Mailed proxy cards representing shares held by stockholders of record or held in “street name” must be received no later than May 11, 2015. Mailed proxy cards representing shares held by participants in our employee stock purchase plan must be received no later than May 6, 2015.
What is the difference between holding shares as a stockholder of record and in “street name” as a beneficial owner?
If your shares are registered directly in your name with our transfer agent, Computershare, you are considered, with respect to those shares, the “stockholder of record.” We have sent the Notice or, if requested, the Proxy Materials directly to you.
If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” The Notice, or Proxy Materials, if you elected to receive a hard copy, have been forwarded to you by your broker, bank or other holder of record who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by following their instructions for voting.
How do I vote my shares in person at the annual meeting?
First, as described below, you must satisfy the requirements to attend the annual meeting. Then, if you are a stockholder of record, you must bring proof of identification along with your Notice or proof of ownership. If you hold shares in “street name,” you may vote them at the annual meeting only if you obtain a signed proxy from the record holder (the broker or other nominee) giving you the right to vote the shares. Shares held through our employee stock purchase plan cannot be voted in person at the annual meeting.
Even if you plan to attend the annual meeting, we encourage you to vote in advance by Internet or telephone or by proxy card, if you elected to receive a hard copy of your Proxy Materials, so that your vote will be counted, even if you later decide not to attend the annual meeting.

What do I need to do if I want to attend the annual meeting?
You do not need to make a reservation to attend the annual meeting. However, please note that you will need to demonstrate that you were a stockholder on the Record Date to be admitted to the meeting. If your shares are held in the name of your bank, broker or through our employee stock purchase plan or other holder of record, you will need to bring evidence of your beneficial stock ownership. If you do not have proof that you owned our stock as of the Record Date, you may not be admitted to the meeting. Attendance at the annual meeting is limited to our stockholders of record, participants of our employee stock purchase plan and beneficial owners, in each case as of the Record Date, members of their immediate families or their named representatives, as well as other invitees of the Company. We reserve the right to limit the number of representatives and immediate family members who may attend the meeting. Directions to the meeting are set forth on our website at www.gwrr.com/annualmeeting.
Can I change or revoke my vote?
Yes. If you are a stockholder of record or a participant in the employee stock purchase plan, you may revoke your proxy or change your vote at any time before your proxy is voted. The last vote cast is what counts. To revoke your proxy or change a vote previously submitted over the Internet, by telephone or by mail, you may simply vote again at a later date using the same procedures, in which case your later submitted vote will be recorded and your earlier vote revoked. If your shares are held in “street name,” please refer to the information forwarded to you by your bank, broker or other holder of record for procedures on revoking or changing your proxy vote.
How many votes are required for the proposals to pass?
Directors are elected by a plurality vote, which means that the four director nominees with the greatest number of votes cast, even if less than a majority, will be elected.
Under our by-laws, the proposal to adopt the Third Amended and Restated 2004 Omnibus Incentive Plan and the proposal to ratify the selection of PwC as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2015 each requires the affirmative vote of a majority of the voting power of the shares of our common stock present in person or represented by proxy and entitled to vote on the matter. Under the rules of the New York Stock Exchange (the “NYSE”), the proposal to adopt the Third Amended and Restated 2004 Omnibus Incentive Plan requires a majority of votes cast, and the term “votes cast” includes abstentions, which will be counted as an “AGAINST” vote (as explained below). It is important to note that the proposal to ratify the selection of PwC as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2015 is non-binding and advisory. Therefore, the Company and/or the Board may determine to act in a manner inconsistent with the outcome of such proposal.
How are votes counted?
With respect to the election of directors, you may vote “FOR” all nominees for the Board, or you may “WITHHOLD” authority to vote for one or more nominees. A “WITHHOLD” vote and broker non-vote will have the same effect as an abstention and will not count as a vote “FOR” or “AGAINST” a director because directors are elected by plurality voting, but will be counted for purposes of determining if a quorum is present at the annual meeting.
With respect to the proposal to adopt the Third Amended and Restated 2004 Omnibus Incentive Plan, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Under our by-laws and the NYSE rules, Abstentions will count as an “AGAINST” vote and will count as shares present for determining if a quorum is present at the annual meeting. Broker non-votes will have no effect in determining whether the proposal is approved because the shares subject to the “broker non-vote” will not be deemed entitled to vote on this matter or as a vote cast, but will be counted for purposes of determining if a quorum is present at the annual meeting.
With respect to the ratification of the selection of PwC as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2015, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions will count as an “AGAINST” vote and will count as shares present for determining if a quorum is present at the annual meeting. There are no broker non-votes for auditor ratification because brokers have discretion to vote on the ratification of the selection of the Company’s independent registered public accounting firm.
What if I do not specify a choice for a matter when returning a proxy?
Stockholders should specify their choice for each matter described in the Notice, or the proxy card, as the case may be. If no specific instructions are given, proxies which are signed and returned will be voted FOR the election of each of the director nominees listed herein, FOR the proposal to adopt the Third Amended and Restated 2004

Omnibus Incentive Plan and FOR the proposal to ratify the appointment of PwC as our independent registered public accounting firm for our fiscal year ending December 31, 2015, and in accordance with the discretion of the holders of the proxy with respect to all other matters that properly come before our annual meeting or any adjournment or postponement thereof.
What if I don’t vote my shares by proxy and don’t attend the Company’s annual meeting?
If you are a “stockholder of record” (that is, your shares are registered in your own name with our transfer agent) or a participant in our employee stock purchase plan and you do not vote your shares, your shares will not be voted. If you are a “beneficial owner” of shares held in “street name,” and you do not give your bank, broker or other holder of record specific voting instructions for your shares, under the NYSE rules, your bank, broker or other holder of record will be unable to exercise discretionary authority for you with regard to the election of director nominees listed herein or the proposal to adopt the Third Amended and Restated 2004 Omnibus Incentive Plan. However, if you are a “beneficial owner” of shares held in “street name,” and you do not give your bank, broker or other holder of record specific voting instructions for your shares, your bank, broker or other holder of record will be able to exercise discretionary authority for you with regard to the ratification of the selection of PwC as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2015.
What happens if a nominee for director declines or is unable to accept election?
Our Board does not contemplate that any of the nominees will be unable to serve as a director, but if that contingency should occur prior to the voting of the proxies, the persons named in the proxy card reserve the right to vote for such substitute nominee or nominees as they, in their discretion, may determine. Therefore, if you vote by proxy, and if unforeseen circumstances make it necessary or desirable for our Board to substitute another person for a director nominee, we will vote your shares for that other person.
Will anyone contact me regarding this vote?
No arrangements or contracts have been made with any proxy solicitors as of the date of this proxy statement, although we reserve the right to engage solicitors if we deem them necessary. Such solicitations may be made by mail, telephone, facsimile, e-mail or personal interviews.
Will the annual meeting be webcast?
Our annual meeting will not be webcast.

ANNUAL REPORT
How can I access electronically or receive a copy of the Company’s Proxy Materials, including the Annual Report?
This proxy statement, the proxy card and the Company’s Annual Report are being made available to the Company’s stockholders on the Internet at www.proxyvote.com through the notice and access process. The Annual Report includes our audited financial statements for our fiscal year ended December 31, 2014, along with other financial information about our Company, which we urge you to read carefully.

All stockholders will have the ability to access the Proxy Materials on the website referred to in the Notice of Internet Availability and to download printable versions of the Proxy Materials through this website or to request and receive a printed set of the Proxy Materials from us. If you own your shares of common stock of the Company in your name or participate in our employee stock purchase plan and wish to receive a printed copy or stop receiving printed copies from us, you can make such a request by phone at (800) 579-1639, by e-mail to sendmaterial@proxyvote.com or through the Internet at www.proxyvote.com. You will need your 16-digit Control Number located on your Notice of Internet Availability to make such a request. If you hold your shares of common stock through a bank, broker or other holder of record, please refer to the information provided by that entity for instructions on how to request printed copies of future Proxy Materials. Your choice will remain in effect unless you change your election. You will be provided with the opportunity to receive hard copies of the Proxy Materials in future mailings.
How can I access electronically or receive a copy of the Form 10-K?
Our Form 10-K is included in our Annual Report, which is being made available to the Company’s stockholders on the Internet at www.proxyvote.com on or around March 30, 2015.
You can also obtain, free of charge, a copy of our Form 10-K (including the financial statements and the financial statement schedules, if any) by:

•	accessing our Internet site at www.gwrr.com/investors;

•	writing to us at Genesee & Wyoming Inc., Corporate Communications, 20 West Avenue, Darien, Connecticut 06820; or

•	telephoning us at (203) 202-8900.
You can also obtain a copy of our Form 10-K and other periodic filings that we make with the SEC from the SEC’s EDGAR database at www.sec.gov.

PROPOSAL ONE:
ELECTION OF DIRECTORS
Our by-laws allow us to set the size of our Board to be between three and 15 directors, and currently our Board is composed of 11 directors. Our Restated Certificate of Incorporation provides for a classified Board, consisting of three classes of directors, with each class serving staggered three-year terms. As a result, only a portion of our Board is elected each year. Messrs. Allert and Norkus and Ms. Reese are to be elected by our stockholders for a three-year term expiring in 2018, and Mr. Smith is to be elected by our stockholders for a two-year term expiring in 2017, or, in each case, until their respective successors are duly elected and qualified.
Our Board unanimously recommends that stockholders vote FOR the election of each of
Richard H. Allert, Michael Norkus, Ann N. Reese and Hunter C. Smith
Proposed For Election as Director
for a Three-Year Term Expiring in 2018

Name and Age on March 16, 2015	Principal Occupation, Business Experience and Other Directorships

Richard H. Allert Age 72 Director since 2011
Principal Occupation: Professional director of public companies in the United States and Australia.

Business Experience: Partner of Peat Marwick Mitchell & Co. from 1973 to 1979. Founder and partner of Allert, Heard & Co. from 1979 to 1989.

Other Directorships: Western Desert Resources Ltd. — Chairman of the Board of Directors (listed in Australia)

AMP Ltd. until 2014 (listed in Australia)

AXA Asia Pacific Holdings Ltd. until 2011 (listed in Australia until acquired by AMP Ltd. on March 30, 2011)

Gerard Lighting Group Ltd. — Deputy Chairman of the board of directors until October 2012 (listed in Australia)

Committees: Mr. Allert currently serves as a member of the Audit, Australia and Compensation Committees of our Board.

In connection with his nomination to the Board, the Board considered that Mr. Allert has extensive public company, board experience in Australia and is familiar with the Company’s business since he has been a director of our Australian subsidiary, Genesee & Wyoming Australia Pty Ltd, since 2008. In addition, the Board believes that Mr. Allert’s experience in Australian business will continue to be of significant benefit to the Company. Further, Mr. Allert’s experience as a chartered public accountant is also beneficial to the Board in its oversight of accounting matters. As Mr. Allert has reached age 70, he voluntarily submitted his resignation from the Board to the Chairman of the Governance Committee in accordance with the Company’s Corporate Governance Principles. Following consideration and in light of Mr. Allert’s continued contributions to the Board and his significant knowledge and experience with the Company, the resignation was not accepted. Mr. Allert has voluntarily agreed to submit his resignation on an annual basis for the remainder of his term in furtherance of the Company’s Corporate Governance Guidelines.

Name and Age on March 16, 2015	Principal Occupation, Business Experience and Other Directorships

Michael Norkus Age 68 Director since 2009
Principal Occupation: Founder and President of Alliance Consulting Group since 1986.

Business Experience: Vice President and Director of The Boston Consulting Group from 1975 to 1986.

Other Directorships: Acco Brands Corporation — Compensation Committee Member and Nominating and Governance Committee Chairman

Overland Storage, Inc. until January 2011

Committees: Mr. Norkus currently serves as a member of the Compensation and Governance Committees of our Board.

In connection with his nomination to the Board, the Board considered that Mr. Norkus founded a company that provides strategic, organizational and human resource consulting services to boards of directors and senior management teams of multinational companies. The Board believes that Mr. Norkus brings to the Board international business experience, entrepreneurial experience and expertise in strategic planning, assisting companies with growth and organizational effectiveness.

Ann N. Reese Age 62 Director since 2012
Principal Occupation: Co-Executive Director and Co-Founder of the Center for Adoption Policy since 2001.
Business Experience: Principal, Clayton, Dubilier & Rice from 1999 to 2000; Executive Vice President and Chief Financial Officer of ITT Corporation from 1995 to 1998; Treasurer of ITT Corporation from 1992 to 1995.

Other Directorships: Xerox Corporation — Chairman of the Corporate Governance Committee and Finance Committee Member, Compensation Committee Member and Lead Independent Director

Sears Holdings Corporation — Chairman of the Audit Committee and Compensation Committee Member

Merrill Lynch & Co., Inc. until 2008

Committees: Ms. Reese currently serves as the Chairman of our Audit Committee and as a member of the Governance Committee of our Board.

In connection with her nomination to the Board, the Board recognized Ms. Reese’s extensive executive experience in corporate finance and financial reporting, as well as her knowledge, perspective and corporate governance expertise. The Board also considered that her expertise in financial and accounting matters, her experience as the Chief Financial Officer and Treasurer of a large public company and her service on other public company boards and committees would significantly benefit the Company. In addition, the Board also noted Ms. Reese’s significant involvement with the University of Pennsylvania as a Trustee as another means to enrich the diverse perspectives of the Board.

Proposed For Election as Director
for a Two-Year Term Expiring in 2017

Name and Age on March 16, 2015	Principal Occupation, Business Experience and Other Directorships

Hunter C. Smith Age 46 Director since 2015
Principal Occupation: Vice President, Finance, Celgene Corporation from 2013 to the present.

Business Experience: Chief Financial Officer of Sugar & Bioenergy Segment, Bunge Limited from 2010-2013; Corporate Treasurer, Bunge Limited from 2007-2010; Chief Risk Officer, Bunge Limited from 2006-2007; Chief Financial Officer of Bunge Asia, Bunge Limited from 2003-2006; Director of Global Communications, Bunge Limited from 2001-2003; and Assistant Treasurer, Bunge Limited from 1999-2001. Director of Commodities Finance, UBS AG from 1994-1999 and Analyst of Commodities Finance, UBS AG from 1992-1994.

Other Directorships: Mr. Smith does not currently serve on the Board of Directors of any other public companies.

Committees: Mr. Smith does not currently serve as a member of any of the Committees of our Board.

In connection with his nomination to the Board in March 2015, the Board considered Mr. Smith’s expertise in financial, accounting and risk management matters, as well as his involvement in the sugar mill division and sugar trading activities at Bunge Limited. The Board believes that Mr. Smith brings to the Board extensive corporate finance and international business experience. The Board also noted Mr. Smith's in-depth knowledge of the agribusiness industry when considering his nomination.

Directors Whose Terms Do Not Expire at the 2015 Annual Meeting
The following table sets forth certain information with respect to each of our directors whose term in office does not expire at the 2015 annual meeting.
Terms Expiring at Annual Meeting in 2016

Name and Age on March 16, 2015	Principal Occupation, Business Experience and Other Directorships

Richard H. Bott Age 68 Director since 2012
Principal Occupation: Retired.

Business Experience: Vice Chairman, Institutional Securities Group of Morgan Stanley & Co. Incorporated from 2003 to 2007; Vice Chairman, Investment Banking of Credit Suisse First Boston Corporation from 1998 to 2003; Managing Director, The First Boston Corporation and its successor companies, CS First Boston Corporation and Credit Suisse First Boston Corporation, from 1982 to 1998; Vice President, Assistant Vice President & Associate, The First Boston Corporation from 1972 to 1982.

Other Directorships: Lear Corporation — Audit Committee Member

Committees: Mr. Bott currently serves as a member of the Compensation and Governance Committees of our Board.

In connection with his nomination to the Board, the Board considered that Mr. Bott has extensive finance, strategy and transaction experience with larger companies, both domestic and international, from his 35-year career as an investment banker.

Øivind Lorentzen III Age 64 Director since 2006
Principal Occupation: Retired.

Business Experience: Chief Executive Officer of SEACOR Holdings Inc. from September 2010 to February 2015. Founded Northern Navigation International, Ltd. in 1990; Chairman of NFC Shipping Funds from 2001 to 2008; Founding Sponsor of Northern Shipping Funds from 2008 to 2010; President and Chief Executive Officer of Northern Navigation International, Ltd. from June 1990 to September 2010.

Other Directorships: SEACOR Holdings Inc. — Non-Executive Vice Chairman of the Board of Directors

Dorian LPG

ERA Group Inc. until October 2014

Committees: Mr. Lorentzen currently serves as Chairman of the Governance Committee of our Board.

In connection with his nomination to the Board, the Board recognized Mr. Lorentzen’s prior experience as the founder, President and Chief Executive Officer of an international shipping company, which provides the Board with valuable experience in evaluating international opportunities. Mr. Lorentzen’s recent experience as the Chief Executive Officer of a public company also provides a valuable perspective to the Board.

Name and Age on March 16, 2015	Principal Occupation, Business Experience and Other Directorships

Philip J. Ringo Age 73 Director since 1978
Principal Occupation: Self-employed strategy consultant and director, primarily to technology and transportation firms, since January 2013.

Business Experience: Senior Strategic Advisor to Elemica, a leading global supply services provider, from July 2009 to January 2013; Chairman and Chief Executive Officer of RubberNetwork.com, LLC, a tire and rubber industry strategic sourcing and technology consortium, from June 2001 to July 2009; Consultant to ChemConnect, Inc., an operator of an electronic marketplace for buyers and sellers of chemicals, feedstocks and plastics, from January 2001 to May 2001; President and Chief Operating Officer of ChemConnect, Inc. from March 1999 to January 2001; President and Chief Executive Officer of Chemical Leaman Tank Lines Inc., a trucking firm, from 1995 to 1998; President and Chief Operating Officer of The Morgan Group, Inc. and Chairman and Chief Executive Officer of Morgan Drive Away, Inc., a common and contract carrier for the manufactured housing and recreational vehicle industries, from 1992 to 1995.

Other Directorships: Actua Corporation (f/k/a ICG Group, Inc.) — Nominating and Governance Committee Member and Audit Committee Member

Trimac Equipment Leasing, Inc. — Safety and Environment Committee Member, Compensation Committee Member and Audit Committee Chairman

Committees: Mr. Ringo currently serves as Chairman of our Australia Committee and as a member of the Audit and Governance Committees of our Board.

In connection with his nomination to the Board, the Board recognized Mr. Ringo’s international business experience, his experience in the field of global supply chain services, his transportation industry experience and information technology background, which are important to the Board.

Mark A. Scudder Age 52 Director since 2003
Principal Occupation: Chief Executive Officer and President of Scudder Law Firm, P.C., L.L.O. since January 2010; President of Scudder Law Firm since 2002.

Business Experience: Attorney with Scudder Law Firm since 1993, representing public and private companies in mergers and acquisitions, financing transactions and general corporate matters, with a particular focus on the U.S. trucking industry.

Other Directorships: Mr. Scudder does not currently serve on the Board of Directors of any other public companies.

Committees: Mr. Scudder currently serves as Chairman of the Compensation Committee and as a member of the Audit Committee of our Board.

In connection with his nomination to the Board, the Board recognized Mr. Scudder’s background as an attorney, his expertise in advising public companies on mergers and acquisitions and governance matters, his extensive experience in the transportation industry, his extensive experience advising public companies on financial transactions and financial analysis, and his significant involvement with audit committee matters for other public companies, all of which provide a valuable perspective to the Board.

Terms Expiring at Annual Meeting in 2017

Name and Age on March 16, 2015	Principal Occupation, Business Experience and Other Directorships

Mortimer B. Fuller III Age 72 Director since 1973
Principal Occupation: Chairman of the Board of Genesee & Wyoming Inc. since 1977.

Business Experience: Chairman of the Board and Executive Chairman of Genesee & Wyoming Inc. from 2007 to 2009; Chairman of the Board and Chief Executive Officer of Genesee & Wyoming Inc. from 1977 to 2007; President of Genesee & Wyoming Inc. from 1977 to 1997 and Director since 1973.

Other Directorships: Mr. Fuller does not currently serve on the Board of Directors of any other public companies.

Committees: Mr. Fuller does not currently serve as a member of any of the Committees of our Board.

In connection with his nomination to the Board, the Board believes that Mr. Fuller’s significant role as the founder of the Company and the development of the Company from its familial beginnings as a 14-mile short line railroad to a Company operating 120 railroads in North America, Australia and U.K./Europe, as well as his longstanding leadership as the founder and Chief Executive Officer of Genesee & Wyoming Inc. gives him unique and invaluable insights into the Company’s operations, challenges and opportunities.

John C. Hellmann Age 44 Director since 2006
Principal Occupation: Chief Executive Officer of Genesee & Wyoming Inc. since 2007 and President since 2005.

Business Experience: Chief Financial Officer of Genesee & Wyoming Inc. from 2000 to 2005.

Other Directorships: Association of American Railroads

Committees: Mr. Hellmann does not currently serve as a member of any of the Committees of our Board.

In connection with his nomination to the Board, the Board considered Mr. Hellmann’s extensive involvement in orchestrating the Company’s growth in his existing and previous managerial capacities, which provides him with in-depth knowledge of the Company’s operations, the leadership he has exhibited as Chief Executive Officer and his skill in developing effective strategies for the Company. Mr. Hellmann’s significant international business experience and his expertise in valuing and acquiring companies were also recognized when Mr. Hellmann was considered as a nominee.

For additional information on Mr. Hellmann’s business experience, see “Executive Officers” on page 26.

Robert M. Melzer Age 74 Director since 1997
Principal Occupation: Retired.

Business Experience: President and Chief Executive Officer of Property Capital Trust (real estate investment trust) from 1992 to 1999; Chief Financial Officer of Property Capital Trust from 1990 to 1996.

Other Directorships: Mr. Melzer does not currently serve on the Board of Directors of any other public companies.

Committees: Mr. Melzer currently serves as a member of the Audit and Compensation Committees of our Board.

In connection with his nomination to the Board, the Board considered Mr. Melzer’s extensive knowledge of all facets of managing an organization and his expertise in deal structuring and financial and accounting matters, which are of significant importance to the Board. In his capacity as a member of the Company’s Audit Committee, Mr. Melzer has been particularly focused on enhancing the quality of the Company’s financial statements and related disclosures since he joined the Board in 1997.

Unless authority to vote for one or more of the nominees is specifically withheld according to the instructions, proxies received will be voted FOR the election of Messrs. Allert, Norkus and Smith and Ms. Reese. Our Board does not contemplate that any of the nominees will be unable to serve as a director, but if that contingency should occur prior to the voting of the proxies, the persons named in the proxy card reserve the right to vote for such substitute nominee or nominees as they, in their discretion, may determine. Therefore, if you vote by proxy, and if unforeseen circumstances make it necessary or desirable for our Board to substitute another person for a director nominee, we will vote your shares for that person.

RELATED PERSON TRANSACTIONS
Class B Stockholders’ Agreement
The Company, Mortimer B. Fuller III, our Chairman of the Board, our officers (collectively, the “Section 16 Executive Officers”) who are subject to the reporting obligations of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and all holders of our Class B Common Stock are parties to a Class B Stockholders’ Agreement dated as of May 20, 1996 (the “Class B Stockholders’ Agreement”). Under the agreement, if a party proposes to transfer shares of Class B Common Stock in a transaction that would result in the automatic conversion of those shares into shares of Class A Common Stock, the Section 16 Executive Officers have the right to purchase up to an aggregate of 50% of those shares, and Mr. Fuller has the right to purchase the balance, in each case at the then-current market price of the Class A Common Stock. If Mr. Fuller does not purchase the entire balance of the shares, the Section 16 Executive Officers have the right to purchase any shares that remain. In the event that the employment of any Section 16 Executive Officer terminates, these purchase rights also apply to any Class B Common Stock held by the Section 16 Executive Officer, if any. The effect of the Class B Stockholders’ Agreement is to concentrate ownership of the Class B Common Stock, which entitles the holders thereof to 10 times the voting power per share of the Class A Common Stock, in the hands of our management and Mr. Fuller. See “Security Ownership of Certain Beneficial Owners and Management” on page 58.
In 2012, our Corporate Governance Principles were amended to formalize the Company’s current policy on limiting additional issuances of Class B Common Stock to certain transfers of outstanding Class B Common Stock, including transfers by gift or resulting from the death of a record holder of Class B Common Stock, to a spouse, child or grandchild of a record holder of any Class B Common Stock and transfers to Mr. Fuller or any Section 16 Executive Officer, in accordance with the Class B Stockholders’ Agreement. In addition, issuances made in connection with the subdivision, consolidation, reclassification, or other change in Class B Common Stock are permitted, in each case in accordance with the conditions set forth in the Company’s Restated Certificate of Incorporation then in effect. See “Corporate Governance—Issuances of Class B Common Stock” on page 14.
Policies and Procedures for Review, Approval or Ratification of Related Person Transactions
The Board adopted a written Related Person Transaction Policy, which requires (1) the review and approval, or ratification, by the Governance Committee, or by a sub-committee of the Board composed solely of independent directors who are disinterested, of all related person transactions that would be required to be disclosed pursuant to the rules and regulations of the SEC and (2) that any employment relationship or employment transaction involving any of our officers with policy-making functions as set forth on page 26 (collectively, the “Executive Officers”) and any related compensation to such Executive Officer must be approved by the Compensation Committee of the Board or recommended by the Compensation Committee to the Board for its approval. In connection with the review and approval, or ratification, of related person transactions, management must disclose to the Governance Committee or the Compensation Committee, as applicable, the material terms of the transaction, including the approximate dollar value associated with the transaction, and the nature of the related person’s interest in the transaction. Information with respect to compliance with any applicable agreements and any disclosure obligations must also be provided. To the extent that the transaction involves an independent director, consideration must also be given, as applicable, to the NYSE listing standards, our categorical standards of independence included in our Corporate Governance Principles, the requirements of Section 162(m) of the Internal Revenue Code (“IRC”) and other relevant rules under the Exchange Act related to independence.

CORPORATE GOVERNANCE
Director Independence
General
Pursuant to the General Corporation Law of the State of Delaware, the state where we are incorporated, and our by-laws, our business, property and affairs are managed by or under the direction of our Board. Members of our Board are kept informed of our business through discussions with our Chief Executive Officer (“CEO”) and other officers, by reviewing materials provided to them by management, by participating in meetings of the Board and its committees and by visiting various facilities and operations. We currently have 11 Board members, including nine independent non-management directors, one management director and our non-independent Chairman.
Corporate Governance Principles and Categorical Independence Standards
In order to provide guidance on the composition and function of our governing body, our Board adopted our Corporate Governance Principles, which include, among other things, our categorical standards of director independence. These categorical independence standards are consistent with the NYSE standards regarding director independence and establish certain relationships that our Board, in its judgment, has deemed to be material or immaterial, as the case may be, for purposes of assessing a director’s independence. In the event that a director maintains any relationship with us that is not addressed in these standards and could reasonably be expected to impact a director’s independence, the independent members of our Board or the Governance Committee, as applicable, will make an affirmative determination as to whether such relationship is material and whether such relationship would compromise the director’s independence under our Corporate Governance Principles. You may find a link to our Corporate Governance Principles, which include our independence standards, on our website at www.gwrr.com/governance.
Issuances of Class B Common Stock
In 2012, the Board amended our Corporate Governance Principles to formalize the Company’s policy with respect to additional issuances of Class B Common Stock. Generally, pursuant to the Corporate Governance Principles, the Board does not expect to approve any new issuances of Class B Common Stock other than (a) the transfer of outstanding Class B Common Stock: (1) by gift to a spouse, child or grandchild of a holder of record of any Class B Common Stock, or to a trust for the benefit thereof, (2) to a spouse, child or grandchild of a holder of record of any Class B Common Stock, or to a trust for the benefit thereof, which results, whether by bequest, operation of the laws of intestate succession or otherwise, from the death of such holder of record, or (3) to Mr. Fuller or any Section 16 Executive Officer, in accordance with the terms of the Class B Stockholders’ Agreement and (b) issuances in connection with the subdivision (whether in the form of a stock dividend or otherwise), consolidation, reclassification or other change in the Class B Common Stock, in each case in accordance with the conditions set forth in the Company’s Restated Certificate of Incorporation then in effect.
Evaluations of Director Independence
The Governance Committee undertook its annual review of director independence in accordance with the independence standards set forth in our Corporate Governance Principles and the NYSE and SEC rules and reviewed with our Board its findings. During this review, our Board considered transactions and relationships between each director and nominee (and members of their immediate families) and our Company, its subsidiaries and affiliates, including those reported under “Related Person Transactions” above. Our Board also examined transactions and relationships between directors, the nominees, and their affiliates and members of our senior management. The purpose of this review was to determine whether any such relationships or transactions compromised a director’s independence.
As a result of this review, our Board affirmatively determined that all of our directors and nominees for director are independent for purposes of Section 303A of the Listed Company Manual of the NYSE, with the exception of John C. Hellmann and Mortimer B. Fuller III by virtue of Mr. Hellmann’s position as CEO and Mr. Fuller’s previous role as CEO of the Company until 2007, his ongoing role as a consultant and his significant ownership interest in the Company as described in “Security Ownership of Certain Beneficial Owners and Management,” beginning on page 58.
Our Board has also determined that all of the directors who serve on Board committees are “independent” for purposes of Section 303A of the Listed Company Manual of the NYSE (including for purposes of serving on the applicable committees) and under our Corporate Governance Principles and that all of the members of the Compensation Committee are also “outside directors” within the meaning of Section 162(m) of the IRC and “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act.

Board Leadership Structure
The Board believes that the decision as to whether to combine or separate the CEO and Chairman positions will depend on the facts and circumstances facing the Company at a given time and could change over time. As the Company has grown and diversified internationally, our business has become more complex and our directors are required to spend a substantial amount of time and energy navigating a wide variety of issues and guiding the policies and practices of the Company. To that end, we believe that, although we do not have a formal policy with respect to separation of the Chairman and CEO positions, having a separate Chairman, whose sole job is to lead the Board, allows our CEO, Mr. Hellmann, to focus his time and energy on running the operations of our Company and on pursuing our strategic initiatives. We believe that this structure is particularly effective for our Company since our CEO and our Chairman have open lines of communication and an excellent working relationship that has developed for more than 15 years, including when our Chairman, Mr. Fuller, served as our Chairman and CEO and our current CEO served as our Chief Financial Officer (“CFO”), and later, as our President. In addition, we believe that this leadership structure provides appropriate risk oversight of the Company’s activities.
The Board currently has 11 members and the following four standing committees Audit, Compensation, Governance and Australia. Each of the four standing committees is comprised solely of independent directors and, consequently, Messrs. Hellmann and Fuller are not committee members. Additionally, as Mr. Smith joined the Board on March 27, 2015, he has not served on any committees since then. From time to time, the Board will also establish “ad hoc” committees relating to special transactions to be considered by the Board.
We believe that the number of independent, experienced directors that make up our Board, along with the independent leadership of each of our committees, benefits our Company and our stockholders. The following table shows the current membership of each of our Board’s standing committees and the number of meetings held by each of those committees during 2014:

Director	Audit Committee	Compensation Committee	Governance Committee	Australia Committee
Richard H. Allert (1)	X	X	—	X
Richard H. Bott	—	X	X	—
Mortimer B. Fuller III	—	—	—	—
John C. Hellmann	—	—	—	—
Øivind Lorentzen III	—	—	Chair	—
Robert M. Melzer	X	X	—	—
Michael Norkus	—	X	X	—
Ann N. Reese	Chair	—	X	—
Philip J. Ringo	X	—	X	Chair
Mark A. Scudder	X	Chair	—	—
Hunter C. Smith (2)	—	—	—	—
2014 Meetings	9	7	4	5

(1)	Mr. Allert has also served as a director of our Australian subsidiary, Genesee & Wyoming Australia Pty Ltd, since 2008.

(2)	Mr. Smith joined our Board on March 27, 2015 and did not serve on any committee during 2014.
Committee Charters
Our Board has adopted a charter for each of the Audit, Compensation, Governance and Australia committees that addresses the composition and function of each committee. You may find links to current copies of our committee charters on our website at www.gwrr.com/governance.

Audit Committee
The Audit Committee assists our Board in fulfilling its responsibility relating to the oversight of (1) the quality and integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) our independent registered public accounting firm’s qualifications and independence and (4) the performance of our internal audit function and independent registered public accounting firm. The Report of the Audit Committee relating to 2014 appears on page 75 of this proxy statement. Our Board has determined that each of the members of the Audit Committee is “financially literate” within the meaning of the listing standards of the NYSE. In addition, our Board has determined that Ms. Reese qualifies as an “Audit Committee Financial Expert,” as defined by applicable SEC regulations. The Board reached its conclusion as to Ms. Reese’s qualification based on, among other things, her education, her business experience, most notably her service as the Chief Financial Officer of ITT Corporation from 1995 through 1998 and her experience as an audit committee chairman at another public company.
Compensation Committee
The Compensation Committee discharges the responsibilities of our Board relating to the (1) oversight of the Company’s compensation programs, which includes approval of the compensation paid to our Executive Officers and other key personnel and (2) evaluation of the CEO. The Compensation Committee’s report relating to 2014 appears on page 43 of this proxy statement. The Compensation Committee also reports and makes recommendations to the Board regarding the Company’s compensation philosophy and new executive compensation policies and informs the other members of the Board about the Compensation Committee’s decisions regarding compensation for the Executive Officers. In accordance with the Compensation Committee Charter, the Compensation Committee also has the authority to retain outside consultants or advisors as it deems necessary or advisable. The Compensation Committee retained Farient Advisors LLC (“Farient”) in connection with an executive compensation study launched in 2013. Additional information with respect to the Compensation Committee’s retention of compensation consultants or other outside advisors and their roles is set forth under “Executive Compensation—Compensation Discussion and Analysis,” beginning on page 27 of this proxy statement.
Compensation Committee Processes and Procedures
In performing its duties, the Compensation Committee meets periodically with our CEO. Our CEO participates in discussions of the Compensation Committee and makes recommendations with respect to compensation decisions (other than with respect to himself), but he does not vote or otherwise participate in the Compensation Committee’s ultimate decisions, which are determined in executive session, or sessions without the presence of management directors. Our Board believes that it is prudent to have our CEO participate in these discussions because his evaluations and recommendations with respect to the compensation and benefits paid to Executive Officers other than himself are extremely valuable to the Compensation Committee.
Generally, the Compensation Committee considers the compensation of Executive Officers and other key personnel at the first regularly scheduled Compensation Committee meeting of the year. At this meeting, each element of the compensation paid under the compensation program is reviewed and approved, which includes annual incentive compensation for the prior year as well as base salaries and long-term incentive compensation for the current year. The fair value of the annual stock-based long-term incentive compensation awards to employees, including Executive Officers, is also determined at this meeting. The actual stock-based long-term incentive compensation awards are granted in four equal quarterly installments on February 28, May 31, August 31 and November 30 (or the preceding business day), with the number of shares of restricted stock and restricted stock units being equal to the value of the installment divided by the closing stock price of our Class A Common Stock on the NYSE on the date of grant and the number of stock options being equal to the value of the installment divided by the fair value per share using the Black-Scholes valuation model on the date of grant.
Additional information regarding the participation of our CEO in matters that are the responsibility of the Compensation Committee and the criteria used by the Compensation Committee in making compensation decisions is set forth under “Executive Compensation—Compensation Discussion and Analysis,” beginning on page 27 of this proxy statement.

Governance Committee
The Governance Committee assists our Board in fulfilling its responsibility relating to corporate governance by (1) identifying qualified individuals to become directors, (2) selecting, or recommending that our Board select, particular candidates for any directorships to be filled by our Board or by the stockholders, (3) developing and recommending the content of our Corporate Governance Principles to our Board and (4) otherwise taking a leadership role in shaping our corporate governance. In evaluating candidates for directorships, our Board, with the help of the Governance Committee, takes into account a variety of factors it considers appropriate, which include certain minimum individual qualifications such as strength of character, mature judgment and an ability to work collegially with other members of the Board. Other factors considered in evaluating candidates include the following: leadership skills; industry knowledge or experience; general business acumen and experience; broad knowledge of the rail freight business or of other modes of transportation; knowledge of strategy, finance and international business experience; government affairs experience related to transportation; legal experience; experience with corporate governance; age; the number of other board seats held; and willingness to commit the necessary time to ensure an active Board whose members work well together and possess the collective knowledge and expertise required. Although the Governance Committee does not have a formal policy with respect to diversity, diversity is one of the factors considered when evaluating candidates for directorship. The Governance Committee is also tasked with, among other matters, enforcing the Company’s corporate governance policies associated with the issuances of new shares of Class B Common Stock, reviewing and recommending compensation of non-management directors to the Board and reviewing and recommending to the Board director and officer indemnification and insurance matters. The Governance Committee retained Farient in connection with a non-management directors compensation study launched in 2014. Additional information with respect to non-management director compensation in 2014 is set forth under “2014 Director Compensation,” beginning on page 20 of this proxy statement.
Australia Committee
The Australia Committee was formed in 2010 in light of the increase in the size and scope of the Company’s operations in Australia. In 2011, Mr. Ringo was the sole member of the Australia Committee and served as a representative of the Board on the board of directors of the Company’s subsidiary, Genesee & Wyoming Australia Pty Ltd. (“GWA”). Mr. Allert was appointed to the Australia Committee on April 3, 2012. Through participation in GWA’s board meetings and interaction with the members of management of GWA, the Australia Committee provides regular updates to the Board on the business and affairs of GWA.
Stockholder Recommendations for Director Nominations
As noted above, the Governance Committee considers and establishes procedures regarding recommendations for nomination to our Board, which includes nominations submitted by stockholders. Such recommendations should be sent to our principal executive offices to the attention of our Secretary. Any recommendations submitted to the Secretary should be in writing and include any supporting material that the stockholder considers appropriate in support of that recommendation and must include the information that would be required under the rules of the SEC to be included in a proxy statement soliciting proxies for the election of such candidate and a signed consent of the candidate to serve as one of our directors if elected. Stockholders must also satisfy the notification, timeliness, consent and information requirements set forth in our by-laws. For an explanation of such requirements, see “Stockholder Proposals for 2016 Annual Meeting” on page 73 of this proxy statement.
The Governance Committee evaluates all potential candidates in the same manner, regardless of the source of the recommendation. Based on the information provided to the Governance Committee, it will make an initial determination whether to conduct a full evaluation of a candidate. As part of the full evaluation process, the Governance Committee may conduct interviews, obtain additional background information and conduct reference checks of candidates. The Governance Committee may also ask the candidate to meet with management and other members of our Board. When the Governance Committee reviews a potential candidate, the Governance Committee considers the candidate’s qualifications in light of the needs of the Board and the Company at that time given the current mix of director attributes. In evaluating a candidate, our Board, with the assistance of the Governance Committee, also takes into account a variety of additional factors as described in our Corporate Governance Principles.
Mr. Smith was elected to the Board on March 27, 2015. Mr. Smith was recommended to the Board by Mr. Hellmann. Mr. Hellmann's recommendation was forwarded to Mr. Lorentzen as the Chair of the Governance Committee. Pursuant to our Governance Committee policies and procedures, Mr. Lorentzen contacted and interviewed Mr. Smith and arranged for Mr. Smith to be interviewed by certain of our other directors. The Governance Committee reviewed Mr. Smith's qualifications and, after receiving positive feedback from other directors, recommended Mr. Smith to the Board for approval.

Meeting Attendance
During 2014, our Board held a total of 10 Board meetings, including seven in-person meetings and three telephonic meetings, and our Board’s standing committees held a total of 25 meetings. During 2014, each director attended more than 90% or more of the aggregate of (a) the total number of meetings of the Board held during the period for which he or she served as a director and (b) the total number of meetings held by all Board committees of which such director was a member during the period that he or she served. All current directors who were elected to the Board as of last year’s annual meeting, which occurred on May 21, 2014, attended last year’s annual meeting of stockholders. We encourage and expect all of the directors to attend each annual meeting of stockholders. To that end, and to the extent reasonably practicable, we regularly schedule a meeting of the Board on the day of or following the annual meeting of stockholders.
Independent Sessions
Our Corporate Governance Principles require our independent directors to have at least four regularly scheduled meetings per year without management present. Our independent directors met without management presence at four meetings during 2014. During these sessions, the director acting in the role of presiding director is the Chairman of the Governance Committee, unless a different director is chosen by the directors based upon the topics under consideration.
Communicating with the Board
Stockholders and other interested parties who would like to communicate directly with our Board, our non-management directors or any individual director may do so by writing to our Secretary at Genesee & Wyoming Inc., 20 West Avenue, Darien, Connecticut 06820, and specifying whether such communication is addressed to the attention of (1) the Board as a whole, (2) non-management directors as a group or (3) the name of the individual director, as applicable. Communications will be distributed to our Board, non-management directors as a group or to any individual director or directors, as appropriate, depending on the facts and circumstances outlined in the communication. In that regard, our Board has requested that certain items that are unrelated to its duties and responsibilities should be excluded, such as junk mail and mass mailings, resumes and other forms of job inquiries, surveys and business solicitations or advertisements.
In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will be excluded, with the provision that any communication that is filtered out must be made available to any non-management director upon request. Any concerns relating to accounting, internal controls or auditing matters will be brought to the attention of our Audit Committee. In addition, for such matters, stockholders and other interested parties are encouraged to use our hotline, which is discussed below.
Hotline for Accounting or Auditing Matters
As part of the Audit Committee’s role to establish procedures for the receipt of complaints regarding accounting, internal accounting controls or auditing matters, we have established a hotline for the confidential and anonymous submission of concerns regarding questionable accounting or auditing matters. Any matters reported through the hotline that involve accounting, internal controls over financial reporting or audit matters, or any fraud involving management or persons who have a significant role in our internal controls over financial reporting, will be reported to the Chairman of our Audit Committee. Our hotline number in the United States and Canada is 1-800-589-3280. In Australia, our hotline number is 1800-141-924, in Belgium, our hotline number is 0800-746-72, in the Netherlands, our hotline number is 0800-023-4013, in Poland, our hotline number is 0-0-800-151-0002 and in the United Kingdom, our hotline number is 0808-234-8815.

Risk Management
The Board is actively involved, as a whole and through its committees, in overseeing management of the Company’s risks. The Board regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. The Company’s Compensation Committee is responsible for overseeing the risks that could arise out of the Company’s compensation policies, practices, plans and arrangements. The Audit Committee oversees management of financial risks. The Governance Committee manages risks associated with the independence of the Board and potential conflicts of interest. While each committee is responsible for evaluating particular types of risk and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks. In addition, the Company’s CFO is responsible for the Company’s Enterprise Risk Management function and reports both to the CEO and to the Audit Committee in this capacity. In fulfilling his risk management responsibilities, the CFO works closely with other Executive Officers to keep the Audit Committee and the Board apprised of the Company’s ongoing Enterprise Risk Management efforts.
Code of Ethics and Conduct
We have a Code of Ethics and Conduct applicable to all employees of our Company, including our CEO, CFO, Chief Accounting Officer and to all members of our Board. You can find a link to our Code of Ethics and Conduct on our website at www.gwrr.com/governance. To the extent required, we will post amendments to, and any waivers or implied waivers of, our Code of Ethics and Conduct at the same location on our website as our Code of Ethics and Conduct.
Board Evaluations
Each year, our Board evaluates its performance through a self-evaluation process developed by the Governance Committee. Each member of our Board provides specific feedback on various aspects of the Board’s role, organization and meetings, and the Chairman of our Governance Committee presents the findings of the self-evaluation process to our Board. As part of the evaluation, our Board develops, as appropriate, recommendations to enhance its effectiveness. In addition to this process, each committee of our Board conducts its own annual performance evaluation.

DIRECTOR COMPENSATION
Elements of Director Compensation
All of our directors receive compensation for their services, except for our CEO, who receives no additional compensation for his services as a director. Generally, our director compensation program is composed of (1) an annual grant of restricted stock (or restricted stock unit) awards; and (2) cash compensation through an annual retainer fee, Board and committee meeting fees and a chairman fee, if applicable. The directors are also subject to share ownership guidelines. Our non-management directors can elect to defer their director compensation that would otherwise be payable in cash and receive payments for fees earned in the form of deferred stock units (“DSUs”) representing shares of our Class A Common Stock, with a value equal to 125% of the cash fees earned. In 2014, our non-management directors elected to defer all of the fees that they earned. We also reimburse our non-management directors for travel expenses in connection with their attendance of Board and committee meetings and trips to our facilities and operations. The Governance Committee reviews and makes recommendations to the full Board with respect to the compensation of our directors periodically. The full Board reviews these recommendations and makes a final determination on the compensation of our directors.
2014 Director's Compensation Study
During 2014, the Governance Committee engaged Farient to perform a study of the Company's non-management director compensation program (the “2014 Director Compensation Study”). In the 2014 Director Compensation Study, Farient evaluated the Company's director compensation program with the broader market and the peer group as described below under “Executive Compensation—Compensation Discussion and Analysis—Farient Compensation Study,” and concluded that our director compensation program, even assuming full use of the cash deferral election, fell below both the broader market and the peer group medians. The 2014 Director Compensation Study findings resulted in the following compensation changes to align non-management director compensation generally with the broader market and peer group medians:

Compensation Element		Farient Study Findings and Director Compensation Program Changes
Annual Grant of Restricted Stock (or Restricted Stock Unit)	•
An increase of $30,000 in the annual restricted stock (or unit) awards - from $60,000 to $90,000 - with the number of shares to be granted under such equity awards based on the grant date stock price, rather than the prior year's average price, in an effort to be consistent with market practices.

Committee Chairman Fees	•
To be more competitive with market practices and to recognize the additional services and time commitment provided by our Chairmen, (a) the fee paid to the Governance Committee and Compensation Committee Chairmen increased from $10,000 to $15,000, (b) the fee paid to the Chairman of the Australia Committee increased from $0 to $15,000, and (c) the fee paid to the Chairman of the Audit Committee remained the same at $15,000.

Non-Employee Director Share Ownership Guidelines	•
Farient recommended the Company modify its director share ownership guidelines to be based on a multiple of the cash retainer and to be consistent with the Company's new Share Ownership Guidelines for its Executive Officers as described under “Executive Compensation—Compensation Discussion and Analysis—2014 Compensation Program Governance Updates—Share Retention Guidelines,” and the Board adopted a new director share ownership of 10x the annual cash retainer of $45,000.

Consequently, following a review of Farient's recommendations, on July 29, 2014 the Board approved the director compensation program for fiscal year 2014, retroactive to January 1, 2014, as described in the table below. During fiscal year 2014, as a result of the director compensation changes recommended by Farient, our non-management directors earned an aggregate of $1,936,728 in compensation for service to the Company, inclusive of the 25% premium associated with the deferral of Board and Committee fees.

Compensation Element	Director Compensation Program
Annual Retainer (1)	$45,000
Annual Grant of Restricted Stock (or Restricted Stock Units)(2)	$90,000 in the form of Restricted Stock (or Restricted Stock Unit) Awards
Committee Chair Retainer (1)	$15,000 for the Audit Committee
$15,000 for the Australia Committee
$15,000 for the Compensation Committee
$15,000 for the Governance Committee
Board Attendance Fees	$2,000 for in-person meetings
$1,000 for telephonic meetings
Committee Attendance Fees	$1,500 for in-person meetings of Audit, Compensation and Governance Committees
$1,000 for telephonic meetings of Audit, Compensation and Governance Committees
$10,000 for in-person meetings of Australia Committee with overseas travel (3)
$1,000 for in-person meetings of Australia Committee with no overseas travel (3)
$1,000 for telephonic meetings of Australia Committee (3)
Share Ownership Guidelines (4)	Non-management directors must own Company shares in the amount of 10x the annual retainer of $45,000 within the first five years of being elected to the Board

(1)
The annual retainer fee and any Chair fee, if applicable, are pro-rated on a quarterly basis, and these fees along with any additional fees earned for meeting attendance are paid quarterly. No fees are paid for meetings that last less than 30 minutes.

(2)
Our non-management directors generally receive an annual equity award in the form of a grant of restricted stock or restricted stock units. The grants are made on the date of the annual meeting or the date on which a new non-management director joins the Board, if the director joins the Board after the annual meeting and the number of shares to be granted is based on the closing stock price of our Class A Common Stock on the date of grant.

(3)
Generally, Mr. Allert, an Australian resident, would be entitled to receive fees for serving on the Australia Committee. However, as Mr. Allert also serves as a member of the board of GWA, and the Australia Committee meetings and the GWA board meetings occur simultaneously, Mr. Allert does not receive compensation for attending the Australia Committee meetings so he is not compensated twice for attending the same meeting. As a result, because all of the Australia Committee meetings were held simultaneously with meetings of the GWA board, Mr. Allert did not receive any compensation for attending any Australia Committee meetings in 2014.

(4)	With the exception of Mr. Smith who joined the Board on March 27, 2015, all non-management directors have met these share ownership guidelines.

2014 DIRECTORS COMPENSATION TABLE
The following table and footnotes provide information on the compensation of our directors other than our CEO, who receives no additional compensation as a director, and Mr. Smith, who joined the Board on March 27, 2015. Following the table and footnotes, we describe our standard compensation arrangements for service on the Board, including service on Board committees, for the year ended December 31, 2014.

Name	Fees Earned or Paid in Cash (1)	Stock Awards (2)	All Other Compensation (3)	Total
Richard H. Allert	$77,500	$110,860	$48,266	$236,626
Richard H. Bott	$75,500	$110,472	$5,000	$190,972
Mortimer B. Fuller III	$60,000	$106,496	$108,886	$275,382
Øivind Lorentzen III	$81,000	$111,898	$—	$192,898
Robert M. Melzer	$79,500	$111,461	$5,000	$195,961
Michael Norkus	$75,500	$110,472	$1,000	$186,972
Ann N. Reese	$91,000	$114,320	$5,000	$210,320
Philip J. Ringo	$114,000	$120,127	$3,750	$237,877
Mark A. Scudder	$94,500	$115,220	$—	$209,720

(1)	Reflects amounts earned during 2014, all of which were deferred. For 2014, all of the Company’s non-management directors elected to receive all of their payments in the form of DSUs.

(2)
Reflects the aggregate grant date fair value of equity awards, computed in accordance with Financial Accounting Standards Board (FASB), Accounting Standards Codification Topic 718 “Compensation—Stock Compensation” (“ASC Topic 718”), without taking into account estimated forfeitures, that have been granted to our non-management directors under the Second Amended and Restated 2004 Omnibus Incentive Plan (the “Omnibus Plan”) in 2014. For a discussion of the assumptions made in the valuations, refer to Note 15 of our consolidated financial statements for the fiscal year ended December 31, 2014 contained in our Annual Report on Form 10-K. In addition to the grant date fair value of the annual equity awards, the Stock Awards column includes the grant date fair value with respect to the 25% premium associated with the DSU awards granted to all directors in lieu of cash payments for fees earned. The fees forgone by these directors in favor of the DSUs are included in the Fees Earned or Paid in Cash column. Details of stock awards are set forth in the table below.

(3)
Mr. Allert’s all other compensation reflects fees paid for serving on the Board of Directors of the Company’s wholly-owned subsidiary, GWA. In addition to his compensation for his services as a director during 2014, Mr. Fuller (who previously served as our Executive Chairman and our Chief Executive Officer) received $108,886 in consulting fees, after reduction for his contributions for medical insurance premiums, in accordance with his employment agreement described in more detail below under “Chairman Employment Agreement.” All other Director amounts reflect company contributions under the Directors’ Matching Gift Plan described in additional detail below.

The following table details grants of stock awards to each of our non-management directors in 2014. The table includes the grant date and grant date fair value of each 2014 stock award and the aggregate number of outstanding, unvested stock awards held by each of the non-management directors, as of December 31, 2014:

Name	Grant Date (a)	Stock Awards (#)	Grant Date Fair Value (b)	Total Number of Outstanding, Unvested Stock Awards (#) (c)
Richard H. Allert	3/31/14	47	$4,534
	5/21/14	642	$61,581
	6/30/14	57	$5,915
	7/29/14	301	$30,010
	9/30/14	42	$4,047
	12/31/14	53	$4,773
				1,709

Name	Grant Date (a)	Stock Awards (#)	Grant Date Fair Value (b)	Total Number of Outstanding, Unvested Stock Awards (#) (c)
Richard H. Bott	3/31/14	47	$4,534
	5/21/14	642	$61,581
	6/30/14	55	$5,707
	7/29/14	301	$30,010
	9/30/14	42	$4,047
	12/31/14	51	$4,593
				1,489
Mortimer B. Fuller III	3/31/14	34	$3,280
	5/21/14	642	$61,581
	6/30/14	44	$4,566
	7/29/14	301	$30,010
	9/30/14	34	$3,276
	12/31/14	42	$3,783
				943
Øivind Lorentzen III	3/31/14	45	$4,341
	5/21/14	642	$61,581
	6/30/14	54	$5,604
	7/29/14	301	$30,010
	9/30/14	58	$5,589
	12/31/14	53	$4,773
				1,489
Robert M. Melzer	3/31/14	50	$4,824
	5/21/14	642	$61,581
	6/30/14	60	$6,226
	7/29/14	301	$30,010
	9/30/14	42	$4,047
	12/31/14	53	$4,773
				943
Michael Norkus	3/31/14	47	$4,534
	5/21/14	642	$61,581
	6/30/14	55	$5,707
	7/29/14	301	$30,010
	9/30/14	42	$4,047
	12/31/14	51	$4,593
				1,709
Ann N. Reese	3/31/14	54	$5,209
	5/21/14	642	$61,581
	6/30/14	65	$6,745
	7/29/14	301	$30,010
	9/30/14	52	$5,011
	12/31/14	64	$5,764
				1,299

Name	Grant Date (a)	Stock Awards (#)	Grant Date Fair Value (b)	Total Number of Outstanding, Unvested Stock Awards (#) (c)
Philip J. Ringo	3/31/14	47	$4,534
	5/21/14	642	$61,581
	6/30/14	83	$8,613
	7/29/14	301	$30,010
	9/30/14	84	$8,094
	12/31/14	81	$7,295
				1,489
Mark A. Scudder	3/31/14	56	$5,402
	5/21/14	642	$61,581
	6/30/14	66	$6,849
	7/29/14	301	$30,010
	9/30/14	62	$5,974
	12/31/14	60	$5,404
				1,489

(a)
The May 21, 2014 and July 29, 2014 grants relate to the annual equity awards made to the non-management directors in the form of restricted stock, other than Mr. Allert who received restricted stock units, all of which are subject to vesting conditions. All other grants relate to the director’s election to receive DSUs in lieu of cash payments for their annual retainer and Board and Committee meeting fees. The number of DSUs shown as awarded and the grant date fair value thereof reflect only the 25% premium associated with the DSU awards. See “Deferral of Cash Compensation” below.

(b)	This column shows the grant date fair value of annual equity awards and the 25% premium associated with the DSU awards granted in 2014, computed in accordance with ASC Topic 718.

(c)
Notwithstanding any deferral elections by non-management directors, DSUs are deemed to be vested on the grant date and are, therefore, not included in outstanding unvested stock awards as of December 31, 2014.

Directors’ Cash Compensation
Fees Paid or Earned in Cash
Each non-management director can elect to have all or a portion of his or her earned fees for service on our Board paid in DSUs representing shares of our Class A Common Stock. In 2014, our non-management directors elected to defer all of the fees that they earned. The following table outlines the fees earned by each of our non-management directors in 2014 for service on our Board, which were paid to all non-management directors in full in DSUs, but excludes DSUs relating to the 25% premium associated with the deferral of fees discussed below. See “Deferral of Cash Compensation” below.

		Board Meeting Fees		Committee Meeting Fees
Name	Annual Retainer	In Person	Telephonic	In Person	Telephonic	Chair Fees	Total
Richard H. Allert	$45,000	$12,000	$2,000	$13,500	$5,000	$—	$77,500
Richard H. Bott	45,000	12,000	3,000	13,500	2,000	—	75,500
Mortimer B. Fuller III	45,000	12,000	3,000	—	—	—	60,000
Øivind Lorentzen III	45,000	12,000	3,000	6,000	—	15,000	81,000
Robert M. Melzer	45,000	12,000	3,000	13,500	6,000	—	79,500
Michael Norkus	45,000	12,000	3,000	13,500	2,000	—	75,500
Ann N. Reese	45,000	12,000	3,000	12,000	4,000	15,000	91,000
Philip J. Ringo	45,000	12,000	3,000	32,000	7,000	15,000	114,000
Mark A. Scudder	45,000	12,000	3,000	13,500	6,000	15,000	94,500
Total	$405,000	$108,000	$26,000	$117,500	$32,000	$60,000	$748,500

Deferral of Cash Compensation
Under the Omnibus Plan, each non-management director can elect to have all or a portion of his or her earned annual retainer, Board and committee meeting fees and chair fees, as applicable, paid in DSUs representing shares of our Class A Common Stock. If a director elects to defer all or a portion of these fees, the participating director’s account is credited on a quarterly basis with DSUs having a value equal to 125% of the cash compensation he or she elected to defer. Specifically, the number of DSUs credited to each participating director’s account is equal to the result obtained by dividing the dollar amount of the deferred compensation by the per share market price of the Class A Common Stock at the close of business on the second to last business day of the quarter in which such director would have otherwise been entitled to receive the cash compensation and multiplying that number by 1.25. DSUs are subject to customary anti-dilution adjustments. A non-management director is not entitled to vote or transfer the Class A Common Stock represented by the DSUs in his or her account until the shares represented by DSUs are issued to him or her. These shares will be issued to the participating director or his or her designated beneficiaries (1) on the deferred payment date or dates previously elected by him or her or (2) if earlier, upon his or her death, long-term disability or cessation of service as a director. DSUs are deemed to be vested on the grant date. In 2014, our non-management directors received additional deferred shares in the aggregate valued at $187,007 resulting from the 25% premium associated with the deferral of fees for service on our Board and committees.
Restricted Stock Grants
Our non-management directors receive an annual equity award in the form of a grant of restricted stock or restricted stock units. The grants are made on the date of the annual meeting or the date on which a new non-management director joins the Board, if the director joins the Board after the annual meeting. In 2014, each non-management director (other than Mr. Allert) received an annual equity award in the form of a grant of restricted stock with a value of $60,000 on May 21, 2014, based on a 12-month average share price of $93.44. Mr. Allert received his annual equity award in the form of a grant of restricted stock units on May 21, 2014, based on a 12-month average share price of $93.44. As discussed under “2014 Compensation Changes,” each non-management director (other than Mr. Allert) received an additional annual equity award in the form of a grant of restricted stock with a value of $30,000 on July 29, 2014, based on the price on the date of grant of $99.70. Mr. Allert received his additional annual equity award in the form of a grant of restricted stock units on July 29, 2014, based on the price on the date of grant of $99.70. The grant date fair values of these awards, computed in accordance with ASC Topic 718 and without taking into account estimated forfeitures, is shown in the table on pages 22 to 24. The annual restricted stock grant issued in the first year of a director’s three-year term vests in three equal installments on the dates of each of the next three annual meetings. The annual restricted stock grant issued in the second year of a director’s term vests in two equal installments on the dates of each of the next two annual meetings. For the final year of the directors’ three-year term and for new non-management directors that have yet to be elected by our stockholders, the entire amount of the annual restricted stock grant vests on the date of the following year’s annual meeting.
Directors’ Matching Gift Plan
Our Directors’ Matching Gift Plan is designed to provide an additional incentive for our non-management directors to contribute to educational, cultural, environmental and charitable organizations of their choice. We will match gifts up to a total of $5,000 per donor per year. Educational institutions can either be secondary schools, schools that offer two-year or four-year degrees above the high school level, graduate level schools or programs, accredited educational institutions or educational institutions that are tax-exempt under Section 501(c)(3) of the IRC. Non-educational recipient organizations must be tax-exempt under Section 501(c)(3) of the IRC and must not be a religious organization. In addition, arts or cultural organizations must be open to and operated for the benefit of the public; environmental conservation organizations must be affiliated with national, regional or state-level organizations, must provide public benefits beyond individual communities and must engage in conservation efforts related to land, air and water use; and charitable organizations must be affiliated with local, state-regional or state-level organizations. In 2014, we contributed $19,750 pursuant to this plan. All charitable deductions made pursuant to this plan are taken solely by our Company, and our individual directors do not derive any personal financial benefit from the plan’s implementation.
Chairman Employment Agreement
Pursuant to an employment agreement, dated as of May 30, 2007, with Mr. Fuller, who was previously Executive Chairman and our CEO, as amended and restated on December 30, 2009, Mr. Fuller, in addition to serving as Chairman of the Board, can provide consulting services to the Company as an independent contractor until December 31, 2017 (the “Transitional Period”). Mr. Fuller is entitled to receive a retainer during the Transitional Period of $10,000 per month to the extent that he provides consulting services. Beginning in 2014, Mr. Fuller's monthly consulting payments were reduced by his contributions for medical insurance premiums. Mr. Fuller has further agreed that during the Transitional Period and for a period of two years from the last day of the Transitional Period, he will not, directly or indirectly, compete with the business of, solicit employees of or induce business relations to cease doing business with the Company or its subsidiaries.

EXECUTIVE OFFICERS
Set forth below is certain information regarding each of our current executive officers (collectively, the “Executive Officers”).
John C. Hellmann, age 44, has been our President since May 2005, a director since 2006 and our CEO since June 2007. Previously, Mr. Hellmann was our CFO from 2000 to May 2005. Prior to that, Mr. Hellmann was an investment banker at Lehman Brothers Inc. and Schroder & Co. Inc. Mr. Hellmann also worked for Weyerhaeuser Company in Japan and the People’s Republic of China. Mr. Hellmann has an A.B. from Princeton University, an M.B.A. from the Wharton School of the University of Pennsylvania and an M.A. in International Studies from the Johns Hopkins University School of Advanced International Studies (SAIS).
Timothy J. Gallagher, age 52, has been our CFO since May 2005. Prior to joining the Company in May 2005, Mr. Gallagher was Senior Vice President and Treasurer of Level 3 Communications. Prior to that, Mr. Gallagher held a number of financial positions during eight years at BP Amoco Corporation and nearly five years at WilTel Communications. Mr. Gallagher has a B.S.E. from Princeton University, an M.B.A. from the Wharton School of the University of Pennsylvania and an M.S. in Financial Mathematics from the University of Chicago.
David A. Brown, age 56, has been our Chief Operating Officer (“COO”) since October 2012. Prior to joining the Company in June 2012, Mr. Brown was Executive Vice President and COO of CSX Transportation from 2010 to early 2012. He was Chief Transportation Officer for CSX from 2006 to 2010 and, prior to that, served 25 years with Norfolk Southern in roles ranging from strategic planning to the integration of the Conrail acquisition. Mr. Brown has a B.S. in Business Administration from the University of Tennessee. Mr. Brown also completed Harvard University’s Advanced Management Program.
Allison M. Fergus, age 41, has been our General Counsel and Secretary since October 2006. Ms. Fergus joined the Company as Senior Counsel in November 2005. Prior to joining the Company, Ms. Fergus was an associate at Shearman & Sterling LLP in New York where she practiced in the capital markets group from 2001 to 2005. Prior to her employment at Shearman & Sterling, Ms. Fergus worked in the treasury group of Omnicom Group Inc., an advertising and marketing communications services company, and at JPMorgan Chase, formerly Chase Manhattan Bank. Ms. Fergus has a B.S. in International Business from Georgetown University and a J.D. from Fordham University School of Law.
Matthew O. Walsh, age 40, joined the Company in 2001 and has been our Senior Vice President (SVP), Corporate Development since May 2012. Prior to that, Mr. Walsh served in various corporate development and finance roles at the Company, including Treasurer. From 1996 to 2001, Mr. Walsh was an investment banker at Salomon Smith Barney and Schroder & Co. Inc. both in New York and London. Since April 2012, he has served on the Executive Committee of the Board of Directors of the American Short Line and Regional Railroad Association. Until 2011, Mr. Walsh also served on the Board of the Railroad Clearinghouse, which was established to create the administrative systems and banking function for electronic settlement of all rail industry interline freight systems. Mr. Walsh has an A.B. from Princeton University.
The Executive Officers serve at the discretion of our Board without specified terms of office.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires the Company’s directors and Section 16 Executive Officers, and any persons who beneficially own more than 10% of the Company’s stock to file with the SEC initial reports of ownership and reports of changes in ownership in our stock. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. As a matter of practice, the Company’s administrative staff assists the Company’s Section 16 Executive Officers and directors in preparing and filing these reports with the SEC.
To the Company’s knowledge, based solely on a review of the reports filed by the Company on behalf of these individuals, the copies of such reports furnished to the Company, and written representations that no other reports were required, all Section 16(a) filings during 2014 were filed on a timely basis in accordance with applicable rules, except for one Form 4 filing filed on October 8, 2014 for each of the non-management directors other than Mr. Smith, which reported a grant of restricted stock awards under the Omnibus Plan.

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
The Compensation Committee
The Compensation Committee oversees our executive compensation program and reviews and approves all compensation decisions relating to Executive Officers. The Compensation Committee endeavors to provide a compensation program for our Executive Officers that is competitive within our industry and provides a substantial emphasis on Company performance and stockholder returns.
Compensation Philosophy
The Compensation Committee has designed the Company’s executive compensation program to reward safe operations, strong financial performance (as measured under the Genesee Value Added (“GVA”) methodology as discussed below) and long-term increases in stockholder value as reflected in our share price.
Consistent with the Company’s performance-based culture and desire to attract and retain outstanding executives, the Compensation Committee has designed the Company’s executive compensation program to target total compensation near the market median (based on the peer group identified in the most recent compensation study), with the opportunity for compensation to exceed the market median in the event of noteworthy performance as reflected in GVA bonus payments, the receipt of shares that vest upon above-median total stockholder return on our Company's stock compared with our peer group or the S&P 500 under our TSR RSU Program (as described below) and through the impact of share price increases on stock-based compensation. This approach seeks to more heavily weight executive compensation to reward the creation of long-term stockholder value, rather than toward short-term financial performance. Moreover, to encourage the stability of our leadership team, several elements of our executive compensation program include multi-year vesting provisions. In addition, our executive compensation program requires our Executive Officers to retain significant ownership of the Company’s stock to further align the interests of these individuals with the interests of our stockholders.
Role of CEO and Compensation Consultants
In performing its duties, the Compensation Committee meets periodically with the CEO to review compensation policies and specific levels of compensation paid to the Executive Officers and certain other key personnel. The CEO assists the Compensation Committee in evaluating the performance of the Executive Officers other than himself, establishing business performance targets and objectives and recommending salary levels and incentive awards. The CEO also works with the Compensation Committee Chairman to establish the agenda for the Compensation Committee meetings, and management then prepares the information required for the meetings. This information typically includes reports, data and analyses with respect to current and proposed compensation, answers to inquiries from members of the Compensation Committee and documents related to our compensation program. The Compensation Committee may also request information be provided to it by its compensation consultant to supplement management materials. As necessary, the Compensation Committee meets in executive session, without the presence of management directors.
As described in more detail below, the Compensation Committee engaged Farient in May of 2013 as its independent compensation consultant to assist with the review and administration of the Company’s executive compensation program and to conduct a compensation study. With the exception of the services provided by Farient to the Governance Committee relating to non-management director compensation during 2014, neither Farient nor any of its affiliates maintain other direct or indirect business relationships with the Company or any of its affiliates other than the services provided to the Compensation Committee. Farient’s services are provided under the direction and authority of the Compensation Committee, and all work performed by Farient is pre-approved by the Chairman of the Compensation Committee.

Executive Summary - 2014 Compensation
Executive Officers
The Company's Executive Officers for the fiscal year ended December 31, 2014 were:

Name	Title
John C. Hellmann	Chief Executive Officer and President
Timothy J. Gallagher	Chief Financial Officer
David A. Brown	Chief Operating Officer
Allison M. Fergus	General Counsel and Secretary
Matthew O. Walsh	SVP, Corporate Development
Farient Compensation Study Overview
In performing its duties with respect to the establishment of compensation of the Executive Officers for 2014, the Compensation Committee requested that Farient review the Company’s executive compensation program design, develop a revised peer group to assess executive compensation levels and provide a competitive analysis of the compensation paid to Executive Officers and certain other key personnel (the “Farient Study”). The Compensation Committee determined that the increased size and complexity of the Company following the completion of the RailAmerica, Inc. acquisition necessitated a review of the group of peer companies and their compensation practices prior to establishing executive compensation levels for 2014. Accordingly, the goal of the Farient Study was to ensure the continued alignment of our executive compensation programs with the Company’s business objectives and performance and to ensure that our compensation programs attract, retain and reward executives who contribute to the Company’s long-term success and increase stockholder returns.
The results of the Farient Study, as further described below under “Farient Compensation Study,” were one factor considered, among others, by the Compensation Committee in establishing the 2014 compensation targets for the Executive Officers. Following the Farient Study, the Compensation Committee retained the significant elements of its executive compensation program, namely:

Direct Compensation		Annual Incentive Compensation		Long-Term Incentive Compensation		Retirement Benefits		Other Compensation
•	Base salary	•	Cash bonuses under the GVA methodology	•	Stock option; restricted stock awards	•	Defined contribution deferred benefit accounts	•	401(k), auto, life insurance
								•	Long-term disability insurance
Following the Farient Study, the Compensation Committee decided to add a new long-term incentive compensation element linked to the Company’s total stockholder return (“TSR”), as compared to both the Company's peer group and the S&P 500 index performance, and delivered annually through a grant of restricted stock units (the “TSR RSU Program”). The TSR RSU Program is designed to reward those Executive Officers who have a significant impact on our merger and acquisition growth strategy and who are responsible for delivering returns to the Company’s stockholders. In addition, the Farient Study determined that compensation adjustments were necessary to the Executive Officer compensation to align total compensation near the market median of Farient peer group companies. In conjunction with the Farient Study, the Compensation Committee increased Executive Officer total target compensation by 14% to 65%, excluding the impact of the new TSR RSU Program. The total impact of these compensation changes was an increase in annual target compensation expense of approximately $2.9 million, of which $1.2 million was recorded in 2014.

2014 Executive Compensation Highlights
Our compensation decisions for 2014, including with respect to the Executive Officers, were tied to Company and individual performance. The following graphs illustrate the allocation of the primary compensation elements for our CEO and for our other Executive Officers in 2014.
*Defined Contribution, Deferred Compensation Plan, Retirement Benefit
The Compensation Committee believes the Company's executive compensation program aligns the interests of management with the long-term interests of our stockholders by rewarding the achievement of meaningful annual goals and encouraging a long-term management perspective, which discourages executives from taking unnecessary or excessive risks. Each element of the Company’s compensation program is described in more detail below under “2014 Compensation Decisions.”
Compensation Program Best Practices
In conjunction with the Farient Study and its annual review of Executive Officer compensation, the Compensation Committee also reviewed the governance aspects of the Company's compensation program, noting the following:

	Best Practices in Our Program		Practices We Do Not Engage In or Allow
●	Significant share ownership guidelines are in place for senior executives.	●	No employment contracts with executives containing severance payments such as golden parachutes.
●	Multiple performance metrics under GVA methodology discourage excessive risk-taking by removing any incentive to focus on a single performance goal to the detriment of the Company.	●	No gross-up payments to cover personal income taxes or excise taxes relating to executive or severance benefits.
		●	No excessive perquisites for executives.
●	GVA methodology allows the compensation program to align with business strategies.	●	No re-pricing or backdating of stock options.
●	Appropriate balance between short-term and long-term compensation discourages short-term risk taking at the expense of long-term results.
●	Caps and loss carryforwards exist on annual GVA cash bonus incentives.
●	Our Compensation Committee engages an independent compensation consultant to advise on executive compensation matters.
The Compensation Committee also implemented certain governance enhancements in 2014 that are described under “2014 Compensation Program Governance Updates” beginning on page 39.

Farient Compensation Study
The results of the Farient Study formed the basis of the changes made to the Executive Officer compensation for fiscal year 2014.
Farient Peer Group Development
The Farient Study included the identification of a group of 13 public companies similar to the Company (the “peer group”). The criteria for inclusion included companies with:

•	similar revenue and market capitalizations (with comparable valuations);

•	financial performance and asset growth rates consistent with the Company's recent performance;

•	international operations; and

•	other relevant attributes such as companies in the transportation industry and companies that grow through acquisitions.
The peer group selected for the Farient Study and adopted by the Compensation Committee consisted of the following:

Atlas Air Worldwide Holdings, Inc.	Kansas City Southern
Buckeye Partners, L.P.	Kirby Corporation
Bristow Group Inc.	Magellan Midstream Partners LP
Canadian Pacific Railway Ltd.	Old Dominion Freight Line Inc.
GATX Corporation	Trinity Industries Inc.
Hornbeck Offshore Services, Inc.	Westinghouse Air Brake Technologies Corporation
JB Hunt Transport Services, Inc.
Of the 13 companies in the Farient peer group, only five had been included in our previous peer group. New companies were selected to replace companies that had been in the previous peer group, but were eliminated because they no longer satisfied the criteria used to develop the new peer group or were no longer deemed comparable following the RailAmerica, Inc. acquisition and the associated significant growth of the Company. The Company was positioned relative to the new peer group as follows: at approximately the 25th percentile, 65th percentile and 50th percentile in terms of revenue, asset size and market capitalization, respectively; well above the 75th percentile in terms of three-year compound annual growth in revenue and assets; and at approximately the median in terms of three-year compound annual growth in total stockholder return.
Compensation Program Design
After reviewing each element of our current executive compensation program, the Farient Study concluded that generally, the structure of the Company’s compensation program continues to align the interests of management with the long-term interests of our stockholders. As part of its review of the compensation program, Farient conducted a quantitative and qualitative evaluation of the Company's executive compensation program to determine if the program may contribute to excessive risk-taking. Farient concluded that the compensation program's long-term focus, balanced mix of performance metrics and aggressive yet reasonable goal-setting are consistent with sound practices and did not encourage undue risk-taking.
However, Farient also recommended the implementation of the TSR RSU Program, which would incentivize and reward the achievement of the Company’s merger and acquisition growth strategy, be more consistent with the types of long-term incentive programs offered by the peer group and provide a performance-based approach to help address the shortfall in long-term incentive opportunities compared to the peer group. The Compensation Committee recognized that historically the Company has outgrown two consecutive peer groups within three years and that the Company is anticipating continued growth. The Compensation Committee adopted the TSR RSU Program to recognize and reward the efforts of those employees, including Executive Officers, who deliver meaningfully above average performance to our stockholders, particularly through the identification, execution and integration of mergers, acquisitions and strategic transactions. Awards under the TSR RSU Program are earned only in the event that the Company’s TSR exceeds the median TSR of the peer group companies or the S&P 500 companies over a three-year performance period, established at the time of each annual award. The awards to each of the Executive Officers under the TSR RSU Program in 2014 are set forth under “TSR RSU Program — 2014 Awards.”

Competitive Analysis of Executive Officer Compensation
To determine if adjustments to Executive Officer compensation for 2014 were appropriate, Farient collected compensation data for each Executive Officer to use as an external reference point to benchmark the base salary, annual cash bonus opportunities, long-term equity incentive compensation and other compensation paid to each Executive Officer with comparable positions at the peer group companies listed above. To the extent publicly available, this data was collected for 2012 by Farient and supplemented with compensation survey data to develop an appropriate sample size, if necessary. The findings were used as a reference point by the Compensation Committee in exercising its judgment about the types and amounts of compensation that the Company provides to the Executive Officers as compared to the peer group companies. Farient also analyzed and reviewed with the Compensation Committee the rationale for each element of the Company's compensation program and the results of the competitive compensation analysis. The findings were as follows:

Compensation Element		Compensation Rationale and Farient Study Findings
Annual Base Salary	•	Designed to provide a fixed level of compensation to our Executive Officers and reflect the Executive Officer’s leadership role and significant responsibilities.
	•	All Executive Officers’ base salaries were within 15% of the peer group market median.
Annual Incentive Compensation - GVA Bonus Targets	•
Designed to tie annual cash bonuses payable to our performance, based on annual financial objectives calculated in accordance with our GVA methodology (an economic value-added model), our safety objectives and individual performance objectives, as applicable.

	•	All Executive Officers’ annual cash bonus targets were 10% or more below the peer group market median.
Long Term Incentive Compensation- Stock Options and Restricted Stock	•
Primary program used to grant equity awards to our Executive Officers, designed to be a meaningful element of compensation that recognizes each executive’s contribution and rewards performance that increases stockholder value.

•
All Executive Officers’ long-term equity incentive compensation was below the peer group market median. Most notably, it was determined that the long-term incentive compensation for Mr. Hellmann was more than 30% below his peer group counterparts.

Defined Contribution Accounts under the Deferred Compensation Plan	•	Designed to provide a supplemental retirement benefit in lieu of a traditional pension plan to Executive Officers.
	•	All Executive Officers’ payments were consistent with market practices based on the peer group.
Other Compensation	•	Limited personal benefits related to 401(k), auto, life insurance and long term disability insurance.
	•	All Executive Officers’ limited personal benefits related to 401(k), auto, life insurance and long term disability insurance were consistent with the peer group counterparts.
Long Term TSR Performance Based Compensation - RSUs	•
Designed to address existing competitive shortfalls in long-term compensation and to recognize and reward the efforts of those who deliver meaningfully above average performance to our stockholders (as measured by TSR), particularly through the identification, execution and integration of mergers, acquisitions and strategic transactions.

	•	All but one peer group company had at least one long-term incentive compensation element linked to financial or relative share performance.
In addition to the peer group comparison, the Compensation Committee also considered other factors, including, but not limited to, additional job responsibilities for each Executive Officer not necessarily represented in the peer group counterparts and relative internal pay equity among the senior executive team. Finally, the Compensation Committee obtained performance reviews of each of the Executive Officers (other than the CEO) from the CEO, and also completed a formal review of the CEO’s performance (including input from the Board and selected members of management).

In light of the favorable CEO and other Executive Officer performance reviews, as well as the Company’s financial performance and growth and the other considerations noted above, the Compensation Committee approved changes to 2014 compensation for each of the Executive Officers as set forth in the table below. The total impact of the changes to Executive Officer compensation was an increase in annual target compensation expense of approximately $2.9 million, of which $1.2 million was recorded in 2014.

2014 Executive Officer Compensation	President and Chief Executive Officer	Chief Financial Officer	Chief Operating Officer	General Counsel and Secretary	SVP, Corporate Development
Annual Base Salary	$825,000	$453,200	$402,730	$425,000	$425,000
% Increase in Annual Base Salary vs. 2013	—%	3%	3%	18%	18%
Total Target Annual Cash Bonus (as a % of Base Salary) (1)	100%	75%	75%	75%	75%
% Increase in Annual Cash Bonus Target vs. 2013	11%	25%	25%	50%	50%
Expected Annual Cash Bonus (based on Target)	$825,000	$339,900	$302,048	$318,750	$318,750
Total Target Annual Cash Compensation	$1,650,000	$793,100	$704,778	$743,750	$743,750
Long-Term Equity Incentive Compensation Awards (as a % of Base Salary) (2)	415%	180%	175%	175%	175%
Dollar Value of Long-Term Equity Incentive Compensation Award	$3,423,750	$815,760	$704,778	$743,750	$743,750
% Increase in Dollar Value of Equity Awards vs. 2013	73%	13%	17%	75%	17%
Total Target Compensation	$5,073,750	$1,608,860	$1,409,556	$1,487,500	$1,487,500
% Increase in Total Target Compensation (3)	43%	14%	16%	65%	37%
New TSR RSU Award (as a % of Base Salary)	50%	30%	30%	30%	50%
Maximum TSR RSU Award Value (4)	$412,500	$135,960	$120,819	$127,500	$212,500

(1)
Represents the total target annual cash bonus amount under the Company’s incentive compensation program under the Omnibus Plan based on the Compensation Committee approved financial, safety and individual performance goals and bonus formulas. There were no changes to the relative weights assigned to each performance measure for the Executive Officers. The actual bonuses payable for fiscal year 2014 varied based on the extent to which actual performance meets, exceeds or falls short of the goals approved by the Compensation Committee.

(2)
Represents long-term incentive compensation program option and restricted stock grants awarded under the Omnibus Plan and, as discussed on page 36, includes an additional one-time award for our CEO equivalent to 50% of his annual base salary.

(3)
Total Target Compensation does not include contributions to the Deferred Compensation Plan (“DCP”) or perquisites, neither of which was changed materially for 2014 as a result of the Farient Study. The TSR RSU Program is also not provided in Total Target Compensation as it was added in mid-2014 as a compensation element.

(4)	Calculated based on the closing share price of the Company’s Class A Common Stock on April 4, 2014.
2014 Annual Base Salary
We provide base salaries to recognize the scope of responsibilities, skills, competencies, experience and individual performance of each Executive Officer. The base salary paid to each Executive Officer serves as the foundation of the overall compensation program for the executive officer, and the payouts under the annual incentive compensation plan and long-term incentive compensation program are generally tied to, or expressed as a percentage of, base salary. The Compensation Committee reviews the base salaries of each Executive Officer on an annual basis.
Factors considered by the Compensation Committee in establishing base salaries each year include the most recent compensation study, performance reviews for the prior year and recommendations of the CEO (for Executive Officers other than himself), changes in competitive compensation levels, changes in responsibilities, the performance of our management team, the demands associated with managing an international business, changes in the cost of living, peer group information, the Company’s recent financial performance and retention considerations. The Compensation Committee also considers the Board's evaluation of the CEO’s performance in connection with the Compensation Committee’s annual review of the CEO’s base salary.

When establishing base salaries for 2014, the Compensation Committee recognized that the base salaries for the Executive Officers had been increased in 2012 by a range of 3% to 14% to generally align their base salaries with the 50th percentile of the peer group used in 2011, but were increased only to address cost of living increases in 2013. The Compensation Committee analyzed the data contained in the Farient Study, reviewed the median base salaries of executives with comparable responsibilities and impact at the new peer group companies, and generally sought to align base salaries near the market median of the new peer group. Based on this comparison, current base salaries of the Executive Officers fall within 0% to 10% of the market median. The Compensation Committee also reviewed the significant contributions and positive performance reviews of all Executive Officers (other than Mr. Hellmann) with Mr. Hellmann, and discussed Mr. Hellmann's favorable all around evaluation by the Board, Regional Senior Vice Presidents and other direct reports. The Compensation Committee acknowledged the Company’s continued growth in revenues and earnings, and the significant efforts and demands upon the Executive Officers as a result of the December 2012 acquisition of RailAmerica, Inc. and additional business development activities under review. The Compensation Committee also recognized the increase in responsibilities taken on by Ms. Fergus and Mr. Walsh in adjusting their base salaries by a greater percentage. Following consideration of these factors, the Compensation Committee established base salaries for 2014 as set forth in the following table.

Name	2014 Base Salary	2013 Base Salary	Percent Increase
John C. Hellmann	$825,000	$824,000	—%
Timothy J. Gallagher	$453,200	$440,406	3%
David A. Brown	$402,730	$391,400	3%
Allison M. Fergus	$425,000	$360,500	18%
Matthew O. Walsh	$425,000	$360,500	18%
2014 Annual Incentive Compensation Program—Cash Bonuses Under the GVA Methodology Under the Omnibus Plan
We use our annual incentive compensation program as a tool to align our Executive Officers’ interests with stockholders’ interests and to support the Company's strategic and operational objectives. In 2014, the Compensation Committee established cash bonuses targeted at 75% to 100% of Executive Officers’ annual base salary (the “total target annual cash bonus”), with such cash bonuses based upon several components, including Company-wide financial performance as measured under our GVA methodology, Company-wide safety performance and individual performance.
The financial performance targets for the Company are derived based on GVA. GVA is a measure of our after-tax operating profit less a capital charge. The capital charge is calculated by multiplying the Company’s assumed long-term weighted average cost of capital by the total capital invested in the business, a particularly relevant metric for our capital-intensive railroad operations. We believe evaluating financial performance based on GVA motivates our Executive Officers and other key employees to produce results that increase stockholder value and encourages individual and team behaviors that help the Company achieve both its short- and long-term corporate objectives. The financial performance component weight ranges from 35% to 85% of the total target annual cash bonus amount depending on the Executive Officer’s responsibility for the Company’s financial results.
The safety performance targets for the Company are derived from the ratio of the number of reportable injuries per 200,000 man-hours worked, as defined by the United States Federal Railroad Administration (“FRA”). FRA-reportable injuries represent a verifiable way of monitoring safety and benchmarking our safety results against other railroads. Safety performance is included as a component of our annual incentive compensation program with a component weight ranging from 15% to 20% of the total target annual cash bonus amount, because we are committed to protecting the personal well-being of our employees and the communities in which we operate. We believe safe operations make the Company a more attractive place to work, reduce employee turnover, minimize high-cost injuries and insurance-related expenses and translate into efficient and profitable railroads.
For our General Counsel, an individual performance component weighted at 50% is also included in the calculation of the total target annual cash bonus to motivate the attainment of personal goals specific to her departmental function and consistent with her professional code of conduct. This individual component furthers our corporate objectives and ensures independence in legal decisions that could affect overall results.

The following table illustrates the total target annual cash bonus amounts as a percentage of base salary established on February 4, 2014 (for fiscal year 2014) for each of our Executive Officers, the weighting assigned to each component measure and the range for the annual potential cash bonuses as a percentage of the total target annual cash bonus and as a percentage of base salary. The range for potential cash bonuses as a percentage of base salary is calculated as the product of the total target bonus amount as a percentage of base salary multiplied by the annual potential cash bonus at both zero and maximum achievement. The total target annual cash bonuses as a percentage of base salary in 2014 increased for all Executive Officers, with the increases varying from 11% to 50%. The increases were based on the Farient Study results, and considered to be appropriate in order to deliver total target cash compensation at approximately the 50th percentile of the new peer group.

Name	Total Target Annual Cash Bonus Amount as a % of Base Salary	Financial Performance Component Weight		Safety Performance Component Weight		Individual Performance Component Weight		Range of Annual Cash Bonus as a % of Bonus Target	Range of Annual Cash Bonus as a % of Base Salary
		% of Total Target Annual Cash Bonus	Max Achieve- ment as a % of Base Salary	% of Total Target Annual Cash Bonus	Max Achieve- ment as a % of Base Salary	% of Total Target Annual Cash Bonus	Max Achieve-ment as a % of Base Salary
John C. Hellmann	100%	85%	170%	15%	30%	—	—	0% - 200%	0% - 200%
Timothy J. Gallagher	75%	85%	128%	15%	23%	—	—	0% - 200%	0% - 150%
David A. Brown	75%	80%	120%	20%	30%	—	—	0% - 200%	0% - 150%
Allison M. Fergus	75%	35%	53%	15%	23%	50%	75%	0% - 200%	0% - 150%
Matthew O. Walsh	75%	85%	128%	15%	23%	—	—	0% - 200%	0% - 150%
The Company calculates the actual annual cash bonus earned independently for each of the financial, safety and individual performance components, with the amounts earned for each component added together, and negative and positive amounts netted to determine the total cash bonus earned. In the event that the total cash bonus earned is in excess of 200% of the total target annual cash bonus amount or less than zero, the amount paid is reduced to 200% or increased to zero, respectively. Positive and negative amounts earned each year but not paid as a result of the 200% cap and the floor of zero are carried forward to subsequent years’ bonus calculations, and amortized over a three-year period. However, no employee has any right to any amounts carried forward if his or her employment terminates before the carried forward amounts are paid in subsequent years, and no employee has any obligations related to negative amounts carried forward if his or her employment terminates. Therefore, when the Company performs well, based either on financial or safety performance targets and/or the individual performance goals being met, as applicable, Executive Officers receive greater cash bonuses. Conversely, in the event that financial or safety performance falls below established targets, and/or individual performance goals are not met, as applicable, Executive Officers may receive reduced or even no cash bonuses and could even have a negative bonus carried forward that would reduce bonuses paid in subsequent years.
Annual incentive compensation for 2014 was based on the Company’s financial performance, safety performance and individual performance, as applicable. For 2014, as was the case in the prior years, at the beginning of the year the Compensation Committee approved annual financial and safety goals. The Compensation Committee set the financial performance target at a level that would make it reasonably difficult to achieve when taking into account the business environment at the time the target was established. Actual corporate financial performance payouts for each fiscal year from 2005 through 2014 (ten years) met or exceeded the established targets only five times. The safety performance target was also set at a level that would make it reasonably difficult to achieve when compared with the historic safety results of Class II and Class III railroads and at a level that encourages year-over-year safety improvements and that considered the continued integration of RailAmerica, Inc. railroads into the Company's safety culture. In 2014, the corporate safety performance target was set at 0.70 FRA reportable injuries per 200,000 man-hours worked for a 100% payout. Actual corporate safety performance payouts for each fiscal year from 2005 through 2014 (ten years) met or exceeded the established targets eight times, which reflects the Company's continuous safety improvements and impressive safety record. Individual performance goals for our General Counsel were also established in conjunction with her annual performance review in early 2014. For each fiscal year from 2005 through 2014, actual total annual bonus payouts to Executive Officers have ranged from 31% to 200% of the targeted bonuses (excluding the impact of positive carryover bonus amounts).

In 2014, the Company realized 61% of its target bonus for financial performance. Under our GVA methodology, financial performance is assessed in relation to the Company’s annual operating budget and budgeted invested capital. In 2014, the Company met the pre-established goal and realized 140% of its target bonus for safety performance, based on 0.60 FRA reportable injuries per 200,000 man-hours worked. In addition, our General Counsel received 100% of her target individual bonus in recognition of her positive performance review and realization of other goals and objectives, based on the assessment by the CEO and approved by the Compensation Committee. These combined results yielded an average aggregate bonus payout of 77% of the 2014 total target cash bonus amount for the Executive Officers. The actual 2014 bonus awards paid to our Executive Officers were between 73% and 92% of target annual cash bonuses. The Company’s 2014 performance resulted in approximately $9.2 million of annual cash bonuses for all participants in the annual incentive compensation program, with $1.6 million of such cash bonuses paid to our Executive Officers.
Specifically, based on 2014 performance, Messrs. Hellmann, Gallagher and Walsh were paid a bonus equal to 73% of their target annual cash bonus. For 2014, Mr. Brown earned a bonus equal to 77% of his target annual cash bonus. For 2014, Ms. Fergus earned a bonus equal to 92% of her target annual cash bonus. For additional information on actual amounts of annual incentive compensation paid to Executive Officers, see the Non-Equity Incentive Plan Compensation column of the “Summary Compensation Table” on page 44.
Long-Term Incentive Compensation Program
Equity Awards Under the Omnibus Plan—Stock Options and Restricted Stock Awards - 2014 Awards
We use our long-term incentive compensation program to provide equity awards, including stock options and restricted stock awards, to our Executive Officers and other key personnel. Awards are granted to our Executive Officers at the discretion of the Compensation Committee and are based on each executive’s contribution and expected future contribution to our success, with input from the CEO with respect to Executive Officers other than himself. The Compensation Committee views stock options as an important component of overall executive compensation because stock options emphasize our objective of increasing stockholder value. The Compensation Committee views restricted stock awards as providing compensation that promotes a long-term financial interest in the Company. Historically, target annual equity awards as a percentage of base salary have provided an opportunity for Executive Officers to receive long-term incentive compensation valued at between 100% and 240% of annual base salary, which targets were established to align long-term incentive compensation at or near the 50th percentile of the 2011 peer group. The actual amount of the annual equity award has been based on both individual and corporate financial performance as assessed by the CEO, with respect to Executive Officers other than himself, and based on guidance from Compensation Committee independent consultants. Additional considerations have included the amounts paid as annual incentive compensation, individual performance of the Executive Officers, share retention requirements and other factors that were deemed relevant by the Compensation Committee.
In accordance with the Company’s philosophy of aligning management and stockholder interests and considering the future contributions expected of our Executive Officers, the 2014 long-term incentive equity awards granted to our Executive Officers increased as a result of the Farient Study to between 175% to 415% of 2014 annual base salary, which reflected increases (in dollar value of equity awards) ranging from 13% to 75%. For the CEO, the Compensation Committee approved a target annual increase in long-term incentive awards over 2013 of 52% based predominately on the results of the Farient Study. However, in recognition of the Company’s continued success under the CEO’s leadership and in consideration of the fact that our CEO elected not to receive a special, discretionary cash bonus in 2012 in connection with his efforts associated with the acquisition of RailAmerica, Inc., the Compensation Committee approved an additional one-time, long-term incentive equity award to our CEO in the form of stock options and restricted stock with a grant date fair value equivalent to 50% of his 2014 base salary, which when added to the increase associated with the Farient Study, equates to an increase for the CEO of 73% (in dollar values of equity awards). The Compensation Committee believes that the grant of this additional equity award not only rewards our CEO for his efforts related to the acquisition, but also directly ties the value of his award to performance based on the continued integration of acquisitions and further aligns his compensation with stockholder interests. This additional equity award was granted in three quarterly grants in each remaining quarter in fiscal year 2014. The increase in the long-term incentive equity (as a percentage of base salary) for the General Counsel was 75%. This increase was necessary to position the General Counsel's long-term incentive equity compensation near the median of the new peer group, after adjusting for the General Counsel's unique role, responsibilities and impact. The increases for the remaining Executive Officers ranged from 13% to 17%, and were based on the Farient Study.

The 2014 long-term incentive program equity awards for each Executive Officer as a percentage of base salary are set forth below:

Name	2014 Equity Awards as a Percentage of Base Salary
John C. Hellmann (1)	415%
Timothy J. Gallagher	180%
David A. Brown	175%
Allison M. Fergus	175%
Matthew O. Walsh	175%
(1) Includes additional grants received by Mr. Hellmann in 2014 in recognition of his efforts related to the RailAmerica acquisition and continued integration performance. These grants represent 50 percentage points of the total 415%.
For 2014, the total dollar value of annual long-term incentive compensation equity awards was approved by the Compensation Committee on February 28, 2014, and the total dollar value was delivered through four quarterly grants on February 28, May 30, August 29 and November 28, 2014, consistent with the Company’s stock-based award policy. In addition, the Compensation Committee approved an additional long-term incentive award for the CEO on April 2, 2014, which was delivered over the three remaining 2014 quarterly grant dates. The Compensation Committee believes that using the share price on four distinct days to calculate the number and exercise price of stock options and the number of shares of restricted stock to be granted to the Executive Officers will be more indicative of the actual average share price performance during the year than using a single date during the year.
Long-term incentive compensation, excluding the TSR RSU Program awards, is allocated 50%/50% between stock options and restricted stock to provide a balance between the highly leveraged nature of stock options and the stock ownership benefits of restricted stock, calculated for options based on the fair value per share using the Black-Scholes valuation model on the day of grant and for restricted stock based on the closing share price of our stock on the NYSE on the day of grant. All other terms of the equity awards granted to the Executive Officers are consistent with equity awards granted under our long-term equity incentive compensation program, except for modifications to Mr. Hellmann's awards as described below. For additional information on the value of the 2014 long-term equity incentive awards to Executive Officers, see the Grant Date Fair Value of Stock and Option Awards column of the “2014 Grants of Plan-Based Awards” table on page 45.
The stock option awards and restricted stock awards for Executive Officers and other key personnel include confidentiality and non-compete obligations, which if violated would result in a forfeiture of unexercised options and unvested restricted stock awards and disgorgement of any gains on option awards and restricted stock awards during the previous six months. The option awards and restricted stock awards for Executive Officers are also subject to acceleration of vesting upon a change of control, and beginning with the May 2014 equity grants, upon death or disability, which the Compensation Committee believes allows our Executive Officers to focus on their responsibilities and provides security against unpredictable actions of successor corporations following a qualifying change of control of the Company. In addition, the Compensation Committee approved additional provisions for Mr. Hellmann's awards, described in more detail under “Executive Compensation—Compensation Discussion and Analysis —2014 Compensation Program Governance Updates—Modifications to the Equity Award Agreements of our CEO” on page 40.
Equity Awards Under the Omnibus Plan — TSR RSU Program — 2014 Awards
Under the newly-adopted TSR RSU Program, Executive Officers identified by the Compensation Committee who have a significant impact on our merger and acquisition growth strategy would be expected to receive a supplemental equity award equivalent to a percentage of the Executive Officer’s Base Salary on an annual basis. The award value will be delivered through an annual grant of restricted stock units (“TSR RSUs”) equal to a specified maximum number of shares, calculated by dividing the maximum award value by the closing market price of the Company’s Class A Common Stock on the trading day immediately preceding the date of grant. For the 2014 awards, participants have the opportunity to earn up to the maximum number of TSR RSUs at the end of a three-year performance period beginning February 1, 2014 and ending February 1, 2017 (the “Performance Period”), based upon the Company’s relative TSR against two pre-established benchmarks: the new peer group and the S&P 500. The TSR RSU Program provides that participants will earn specified percentages of RSUs based upon the Company’s relative percentile achievement of TSR over the Performance Period (the “Formula”). The initial measurement price for the Formula for the 2014 award three-year Performance Period was $95.56, the average closing price of the Company’s shares of Class A Common Stock on the NYSE from February 3, 2014 to March 17, 2014 (the first 30 trading days of the Performance Period), with the ending measurement price based upon the average closing price of the Company’s shares of Class A Common Stock on the NYSE over the last 30 trading days prior to February 1, 2017 (the end of the Performance Period). Following the end of the Performance Period, based upon the Formula and linear interpolation, the final number of TSR RSUs earned under the grant would be determined, with one half of the 2014 TSR RSU award for each Executive Officer based upon performance against the new peer group and one half of the 2014 TSR RSU award based upon performance against the S&P 500. Each discrete half of the 2014 TSR RSU award would vest for Company performance above the 50% percentile as compared to the applicable benchmark (with no vesting if the relevant TSR percentile achievement is 50% or below), with proportionate vesting up to 100% vesting for Company performance at or above the 75% percentile as compared to the applicable benchmark. Any earned TSR RSUs would vest following the end of the Performance Period and any underlying shares delivered no later than March 1, 2017, assuming the participant is employed by the Company on such date of issuance. The vesting for the TSR RSU awards is demonstrated in the table below:
On April 5, 2014, the Compensation Committee approved the 2014 annual TSR RSU awards under the TSR RSU Program for each of the Executive Officers as set forth in the table below, representing the maximum number of TSR RSUs that may be earned under the Formula, calculated based on the closing share price of the Company’s Class A Common Stock on April 4, 2014. The awards to Messrs. Hellmann and Walsh recognize the instrumental role played by them in identifying, valuing, executing and managing key strategic mergers and acquisitions. The other Executive Officer awards recognize their contributions in financing, integrating and documenting the transactions. As of December 31, 2014, based on the Formula, the threshold performance for any payout on the 2014 annual awards granted under the TSR RSU Program had not been met.

Name	% of Base Salary	2014 Maximum Award Value	2014 Annual RSU Award
John C. Hellmann	50%	$412,500	4,322
Timothy J. Gallagher	30%	$135,960	1,424
David A. Brown	30%	$120,819	1,266
Allison M. Fergus	30%	$127,500	1,336
Matthew O. Walsh	50%	$212,500	2,226

Deferred Compensation Plan
Starting in 2004, we began offering a deferred compensation plan. The DCP allows senior employees, including our Executive Officers, to defer receipt of their salary and/or bonus payments into accounts that mirror the gains and/or losses of several different investment funds we have selected. Please see “2014 Nonqualified Deferred Compensation” for a more detailed discussion of the DCP.
The Company does not offer a traditional pension plan to our Executive Officers. However, the Company has established a supplemental executive retirement benefit in the form of a Defined Contribution Account under the Company’s DCP for certain Executive Officers who do not otherwise have a pension associated with prior employment. The Compensation Committee believes supplemental executive retirement plans such as the Defined Contribution Accounts are an important part of executive compensation and are utilized by many companies that compete with the Company for executive talent, and, depending on the circumstances, may be necessary to attract or retain talented executives. Absent other retirement income, retirement benefits can be an important factor in an executive’s decision to accept or reject a new position. Annual Company contributions to the Executive Officer’s account vest at the rate of 20% per year, subject to acceleration of vesting in the event of a change of control, death or disability, each as defined under the DCP. The Company reserves the right to change the annual Company contributions made to an Executive Officer’s account from time to time, in such amount as it may determine, as a result of changes in specified assumptions.
In 2014, the Company continued to make annual contributions to the Executive Officers’ Defined Contribution Accounts, which contributions are set forth in the table below. The amount of the annual Company contributions for 2014 were unchanged from the 2013 annual contributions.

Name	2014 Defined Contribution Account Contributions
John C. Hellmann	$136,573
Timothy J. Gallagher	$83,945
David A. Brown	$—
Allison M. Fergus	$44,574
Matthew O. Walsh	$40,118
Additional information regarding the Deferred Contribution Accounts is set forth in “2014 Nonqualified Deferred Compensation” below.
Other Compensation
401(k) Plan
Executive Officers and other employees are entitled to participate in our 401(k) plan, which provides retirement benefits to employees and provides for employer and employee contributions. For 2014, the Company matched 100% of employee contributions to the 401(k) plan, up to the lesser of 4% of the employee’s salary and $10,400.
Stock Purchase Plan
Executive Officers and other employees who have been employed for more than one year and customarily work more than 20 hours per week are entitled to participate in our Stock Purchase Plan. Our Stock Purchase Plan permits participants to purchase our Class A Common Stock at approximately 90% of the lower of the closing price of our Class A Common Stock on the first business day of the month and the closing price on the second-to-last business day of the month. Participants in the Stock Purchase Plan may not purchase stock with an aggregate fair market value in excess of $25,000 during any calendar year or make purchases that would cause such participant to own 5% or more of the Company’s then-outstanding shares of Class A Common Stock. Stock purchases under the Stock Purchase Plan are funded through payroll deductions of up to 10% of a participant’s regular earnings. The Stock Purchase Plan is intended to encourage ownership of our Class A Common Stock by our employees at all levels of employment and thereby provide them with the incentive created by stock ownership. The Stock Purchase Plan is also intended to provide a more efficient mechanism for our employees to acquire stock ownership. The Compensation Committee administers the Stock Purchase Plan.

Long-Term Disability Insurance
Executive Officers and certain other employees receive coverage under our long term-disability insurance program, which provides a monthly income in the event of the executive’s disability. The Compensation Committee believes that this benefit is a normal component of a competitive executive compensation program and that it is useful to the retention of talented executives. For 2014, this coverage provided a monthly benefit of 60% of the Executive Officer’s base salary and annual incentive compensation, up to a maximum payment of $15,000 per month.
Perquisites
We provide certain of our Executive Officers perquisites and other personal benefits. The Compensation Committee has reviewed and approved each of the perquisites provided to Executive Officers. While the Compensation Committee does not consider these perquisites to be a significant component of executive compensation, it recognizes that such perquisites are a factor in attracting and retaining talented executives. Additional information with respect to the perquisites paid to our Executive Officers is set forth in the “Summary Compensation Table” below.
Special Bonuses
From time to time, the Compensation Committee also approves discretionary cash bonuses or equity awards to recognize extraordinary contributions by our Executive Officers or performance in a given year.
2014 Compensation Program Governance Updates
In early April 2014, the Compensation Committee approved a series of policies and compensation decisions intended to improve compensation risk oversight, provide an incremental performance-based equity incentive that vests only upon exceeding benchmark stockholder returns, promote succession planning and further align the interests of the CEO and other Executive Officers with the interests of our independent stockholders. Specific policies and compensation decisions include the following:

•	amending the Company's share retention guidelines, including the addition of a new Hedging/Pledging Policy;

•	the elimination of the excise tax and tax gross up provisions included in the continuity agreements of our CEO and CFO; and

•	revisions to our CEO’s equity award provisions to promote succession planning and enhance retention.
Share Retention Guidelines
The Compensation Committee first adopted share retention guidelines for the Executive Officers and other key personnel to further align the interests of these individuals with the interests of our stockholders in 2005. Under the guidelines, the Executive Officers are expected to maintain a significant ownership position in our Class A Common Stock. Historically, the guideline was based on a multiple of such executive’s then-current base salary and the then-current share price on the date of adoption or revision of the guidelines, but expressed as a number of shares. Based upon guidance provided in the Farient Study and consistent with our peer group company practices, in April 2014 the Compensation Committee approved modifications to the Company’s share retention guidelines for our Executive Officers and other key personnel. The modified share retention guidelines are expressed as a multiple of base salary, rather than fixed share amounts, and are set forth below:

Name	Share Guideline Amount
John C. Hellmann	10x Base Salary
Timothy J. Gallagher	5x Base Salary
David A. Brown	5x Base Salary
Allison M. Fergus	5x Base Salary
Matthew O. Walsh	5x Base Salary

Notwithstanding the guidelines, Executives Officers are permitted to sell shares to finance the exercise price of a stock option, if applicable, and to settle any tax obligations in connection with the exercise or a stock option or vesting of a Company equity award. Although the share ownership guideline amount is not required to be satisfied in any particular period of time until the share guideline is satisfied, Executive Officers are required to retain 50% of any net shares that remain following the payment of exercise prices and tax obligations related to the exercise of stock options and the payment of tax obligations following the vesting of restricted stock awards. Waivers of the guidelines can be granted by the CEO for Executive Officers (other than himself) and key employees and by the Compensation Committee for the CEO. Waivers are generally granted only for serious and unforeseen hardship circumstances. In determining whether our share retention guidelines have been met, restricted stock, shares held by a spouse or minor child who resides with the Executive Officer or key employee and shares held by a trust established for estate or tax planning purposes that is revocable by the Executive Officer, key employee or his or her spouse are considered owned. With the exception of the COO, who joined the Company in 2012, all Executive Officers currently meet the modified share guideline amounts.
Hedging/Pledging Policy
In conjunction with the modified share retention guidelines, in April 2014 the Compensation Committee also adopted a new Hedging/Pledging Policy that is incorporated into the share retention guidelines. Historically, there was no Company policy that imposed restrictions on hedges or pledges of shares of Class A Common Stock owned by employees or members of the Board. The new Hedging/Pledging Policy precludes Executive Officers, other key personnel and members of the Board from hedging or pledging that number of shares of Class A Common Stock (established on the date the share retention guideline amount is established) that are held to satisfy the share retention guidelines. Shares of Class A Common Stock held by Executive Officers, other key personnel and directors in excess of the amount required to satisfy the share retention guidelines can be hedged or pledged. Any of the shares of Class A Common Stock that are hedged or pledged will not count towards the number of shares held to satisfy the share retention guidelines. The Hedging/Pledging Policy provides for a five-year phase in period to allow those Executive Officers, key employees or directors who currently hedge or pledge shares of Class A Common Stock to comply with the policy, except for our CEO, who promptly complied with the new policy following its adoption, as required by the policy.
Elimination of Payment of Excise Tax and Tax Gross Up
In an effort to align the Company’s overall compensation practices with that of the our peer group and general market practices, our CEO and CFO have voluntarily agreed to amend their continuity agreements (as described in more detail below) to eliminate the Company’s obligation to conditionally pay the 20% excise tax for excess parachute payments and to gross up the resulting tax due for each of them in the event that their change of control payment is more than 10% above the safe harbor limit of three times the base amount under Section 280G of the IRC. In lieu of the conditional payment of the excise tax and the tax gross up, the revised continuity agreements will include the “Adjustment for Best After-Tax Provision” consistent with the provisions in the continuity agreements for the Company’s other Executive Officers. For additional information regarding the current continuity agreements of our Executive Officers, see “Potential Payments Upon Termination, Change of Control and Other Events.”
Modifications to the Equity Award Agreements of our CEO
As part of updating the Company’s executive compensation program, the Compensation Committee, in conjunction with the Farient Study, evaluated a range of terms and conditions applicable to our CEO’s equity grants as well as the fact that our CEO currently does not have an employment agreement and has only a six-month noncompetition agreement. Following its review, based upon the recommendation of the Compensation Committee, the Board approved certain modifications to the terms of our CEO's equity awards after February 2014 to include (in addition to standard retention-oriented vesting terms as have been included in prior awards) non-competition protections and other market-oriented terms and conditions. Specifically, the modifications provide that in the event of our CEO’s involuntary termination without “cause,” resignation for “good reason” or termination due to death or “disability” (as such terms are defined in the award agreements), the service-based vesting of his equity awards will fully accelerate as of the date of such termination of employment, although any performance-based vesting conditions will continue to apply. The Compensation Committee also approved the continued vesting of equity awards following a “qualified resignation or retirement,” subject to continued board service or compliance with noncompetition provisions (including restrictions against competing with the Company for acquisitions) for the remaining vesting period. A board-approved succession plan and sufficient advance notice is required for a departure to be deemed a qualified resignation or retirement. A claw back provision for equity value vesting under the revised terms, in the event of impermissible competition during the remaining vesting period, was also adopted. The Compensation Committee believes the changes are favorable because, overall, they enhance the CEO retention, further align the interests of our CEO and our stockholders, support organizational development and succession planning and afford protections against competition.

Continuity and Employment Agreements
The Compensation Committee believes that continuity agreements, or change of control arrangements, are necessary to attract and retain the talent necessary for our long-term success. However, the Compensation Committee does not view the potential payments payable to our Executive Officers under the applicable continuity agreements as an additional element of compensation. Rather, the Compensation Committee believes that these commitments by the Company provide security to our executives should their employment be terminated following a change of control through no fault of their own, thus allowing our executives to focus on their responsibilities to the Company.
Currently, all of our Executive Officers are parties to continuity agreements with the Company. These agreements require the Company to provide compensation to the Executive Officers as described below under “Potential Payments Upon Termination, Change of Control and Other Events” in the event of a qualifying change of control of the Company followed by either termination of the executive without cause or resignation by the executive for good reason, each as defined in the agreements, within two years following a change in control. This double trigger approach results in payment under our change of control provisions only if the Executive Officer is terminated. In consideration for the payments under the continuity agreements, each executive has agreed to restrictions on his or her ability to compete for a period of 12 months following termination.
We believe our continuity agreements are generally consistent with those in our prevailing marketplace and are important for attracting and retaining executives whose leadership is critical to our long-term success and competitiveness. The components of our continuity agreements recognize that a significant portion of participating executives’ total compensation may at any point in time consist of unvested stock options or restricted stock holdings and that some measure of protection against possible but unpredictable actions of successor corporations is desirable for both the executive and the Company. Additionally, the structures of our continuity agreements help ensure management retention during any change of control. The amount of compensation payable to each Executive Officer under the continuity and employment agreements is set forth under “Potential Payments upon Termination, Change of Control and Other Events.”
The Company has not entered into agreements with Executive Officers that provide for severance payments related to voluntary termination; involuntary, not for cause termination unrelated to a change of control; or termination for cause.
Deductibility of Compensation
Section 162(m) of the IRC generally disallows public companies from claiming a tax deduction for compensation in excess of $1 million paid to their chief executive officer or any of the three other most highly compensated executive officers other than the chief financial officer. However, the statute exempts qualifying performance-based compensation from the $1 million limitation if specified requirements are met. Additionally, cash compensation voluntarily deferred by the Executive Officers named in this proxy statement under the DCP is not subject to the Section 162(m) limitation until the year paid. The tax impact of any compensation arrangement is one factor considered by the Compensation Committee in light of the Company’s overall compensation philosophy and objectives, along with competitive and market factors. The compensation awarded to our CEO in 2014 will not be fully deductible by the Company.
Policy on Non-Public Information and Trading in Company Stock
The Company’s policy permits directors, Executive Officers and other key employees to trade Company securities only during limited window periods following earnings releases and only after they have pre-cleared transactions with our legal department or pursuant to a 10(b)5-1 plan entered into and pre-cleared during a window period.
Elements of Total Compensation—Risks and Mitigating Factors
The Compensation Committee believes that the structure of the executive compensation program provides a mix of cash and equity compensation that balances short- and long-term incentives. We believe that the different time horizons and metrics used in the annual and long-term elements of compensation provide incentives to build the Company’s business prudently and profitably over time, while encouraging retention of our top talent. In addition, each element of compensation has been designed and is administered in a manner intended to minimize potential risks to the Company. The result is a program that the Compensation Committee believes mitigates inappropriate risk taking and aligns the interests of Executive Officers with those of the Company’s stockholders.

Say-on-Pay
In 2014, stockholders continued to show strong support of our executive compensation programs, with approximately 98% of the votes cast for the approval of the non-binding, advisory vote on executive compensation “say-on-pay” proposal at our 2014 annual meeting of stockholders. The Company expects to hold its next say-on-pay vote at its 2017 Annual Meeting of Stockholders.

COMPENSATION COMMITTEE REPORT
We have reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on our review and discussions with management, we have recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.
Compensation Committee
Mark A. Scudder, Chairman
Richard H. Allert
Richard H. Bott
Robert M. Melzer
Michael Norkus

SUMMARY COMPENSATION TABLE
The following table and footnotes set forth information for the years ended December 31, 2014, 2013 and 2012 concerning compensation awarded to, earned by or paid to our Executive Officers.

Name and Principal Position	Year	Salary (1)	Bonus (1)(2)	Stock Awards (3)	Option Awards (4)	Non-Equity Incentive Plan Compen-sation (5)	All Other Compensation (6)	Total
John C. Hellmann	2014	$825,000	$—	$1,895,177	$1,711,657	$599,160	$165,667	$5,196,661
President and Chief Executive Officer	2013	$824,000	$—	$988,788	$988,845	$638,387	$162,192	$3,602,212
	2012	$800,000	$—	$959,967	$959,982	$937,534	$161,731	$3,819,214
Timothy J. Gallagher	2014	$453,200	$—	$468,291	$407,833	$246,854	$121,247	$1,697,425
Chief Financial Officer	2013	$440,406	$—	$352,329	$352,341	$231,199	$120,992	$1,497,267
	2012	$427,671	$200,000	$342,130	$342,139	$337,790	$124,323	$1,774,053
David A. Brown	2014	$402,730	$—	$406,058	$352,343	$231,334	$29,287	$1,421,752
Chief Operating Officer	2013	$391,400	$—	$433,685	$433,754	$174,959	$13,404	$1,447,202
	2012	$218,744	$31,667	$140,075	$140,145	$162,476	$405	$693,512
Allison M. Fergus	2014	$425,000	$—	$428,486	$371,829	$294,071	$68,506	$1,587,892
General Counsel and Secretary	2013	$360,500	$—	$180,228	$180,280	$165,115	$65,163	$951,286
	2012	$350,000	$300,000	$175,015	$174,993	$202,137	$65,429	$1,267,574
Matthew O. Walsh	2014	$425,000	$—	$466,218	$371,829	$231,494	$64,715	$1,559,256
SVP, Corporate Development	2013	$360,500	$—	$270,328	$270,425	$156,548	$63,662	$1,121,463
	2012	$350,000	$250,000	$262,497	$262,518	$229,257	$59,540	$1,413,812

(1)
Salary and bonuses are reported in the year in which the service being compensated was performed even if we paid the compensation in a subsequent year or if the executive elected to defer a portion of such compensation.

(2)	Amounts in 2012 reflect the discretionary bonuses paid to the Executives in December 2012 for their significant efforts associated with the acquisition of RailAmerica.

(3)
The amounts in the Stock Awards column reflect the aggregate grant date fair value for performance-based TSR RSUs granted by us in 2014 and the aggregate grant date fair value for restricted stock granted by us in 2014, 2013 and 2012, in each case computed in accordance with ASC Topic 718, without taking into account estimated forfeitures. For discussion of the assumptions made in the valuation of these awards, refer to Note 15 to our consolidated financial statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014. With respect to the performance-based TSR RSUs, the estimate of the grant date value determined in accordance with ASC Topic 718 assumes the vesting of 100% of the performance-based TSR RSUs awarded, the highest level of performance.

(4)
The amounts included in the Option Awards column reflect the aggregate grant date fair value for stock options granted by us in 2014, 2013 and 2012 computed in accordance with ASC Topic 718, without taking into account estimated forfeitures. For discussion of the assumptions made in the valuation of these options, refer to Note 15 to our consolidated financial statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

(5)
For 2014, 2013 and 2012, the amounts reflect the cash bonuses earned under the annual incentive compensation program based on targets that were established in early 2014, 2013 and 2012, respectively, by the Compensation Committee and paid in February 2015, 2014 and 2013, respectively. For a discussion of the annual incentive compensation program, see “Executive Compensation—Compensation Discussion and Analysis—Annual Incentive Compensation Program–Cash Bonuses Under the GVA Methodology Under the Omnibus Plan.”

(6)	The following table details each item of compensation of our Executive Officers for 2014 required to be included in the All Other Compensation column:

Name	Company Contributions to Defined Contribution Plan	Company Contributions to 401(k) Plan (a)	Auto (b)	Other (c)	Total
John C. Hellmann	$136,573	$10,400	$12,578	$6,116	$165,667
Timothy J. Gallagher	$83,945	$10,400	$17,510	$9,392	$121,247
David A. Brown	$—	$10,400	$15,481	$3,406	$29,287
Allison M. Fergus	$44,574	$10,400	$11,783	$1,749	$68,506
Matthew O. Walsh	$40,118	$10,400	$11,453	$2,744	$64,715

(a)	Amounts reflect the Company’s matching contributions to the Company’s 401(k) Plan.

(b)
Amounts reflect cash payments for all annual automobile expenses, whether personal or business related. Amounts for Messrs. Hellmann, Gallagher and Walsh and Ms. Fergus reflect car leases, fuel, insurance and repairs paid on their behalf. Mr. Brown receives a monthly cash car allowance.

(c)
The amount for Mr. Hellmann represents premiums with respect to excess group life insurance, an additional term life policy and long-term disability insurance, personal use of the corporate plane and club dues. The amount for Mr. Gallagher represents the premiums with respect to excess group life insurance, an additional term life policy and long-term disability insurance and club dues. The amounts for Mr. Brown and Ms. Fergus represent the premiums with respect to excess group life insurance and long-term disability insurance. The amount for Mr. Walsh represents the premiums with respect to excess group life insurance, long-term disability insurance and club dues.

2014 GRANTS OF PLAN-BASED AWARDS
The following table provides information relating to estimated future payouts under non-equity incentive plan awards and grants of stock-based awards during the year ended December 31, 2014.

Name	Grant Date			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#) (3)	All Other Option Awards: Number of Securities Underlying Options (#) (4)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards (5)
			Date of Committee Action	Thres-hold ($) (1)	Target ($) (1)	Maximum ($) (1)	Thres-hold (#) (2)	Target (#) (2)	Maximum (#) (2)
John C. Hellmann				$0	$825,000	$1,650,000
	2/28/14		2/4/14							3,805			$376,391
	2/28/14		2/4/14								19,738	$98.92	$376,325
	4/5/14		4/5/14				0	4,322	4,322				$183,231
	5/30/14		2/4/14							3,867			$376,453
	5/30/14		2/4/14								19,136	$97.35	$376,355
	5/30/14	*	2/4/14							706			$68,729
	5/30/14	*	2/4/14								3,495	$97.35	$68,738
	8/29/14		2/4/14							3,828			$376,407
	8/29/14		2/4/14								21,135	$98.33	$376,414
	8/29/14	*	2/4/14							699			$68,733
	8/29/14	*	2/4/14								3,860	$98.33	$68,747
	11/28/14		2/4/14							3,818			$376,417
	11/28/14		2/4/14								19,645	$98.59	$376,326
	11/28/14	*	2/4/14							698			$68,816
	11/28/14	*	2/4/14								3,589	$98.59	$68,752
Timothy J. Gallagher				$0	$339,900	$679,800
	2/28/14		2/4/14							1,031			$101,987
	2/28/14		2/4/14								5,347	$98.92	$101,946
	4/5/14		4/5/14				0	1,424	1,424				$60,370
	5/30/14		2/4/14							1,047			$101,925
	5/30/14		2/4/14								5,184	$97.35	$101,956
	8/29/14		2/4/14							1,037			$101,968
	8/29/14		2/4/14								5,725	$98.33	$101,962
	11/28/14		2/4/14							1,035			$102,041
	11/28/14		2/4/14								5,323	$98.59	$101,969

Name	Grant Date		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#) (3)	All Other Option Awards: Number of Securities Underlying Options (#) (4)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards (5)
		Date of Committee Action	Thres-hold ($) (1)	Target ($) (1)	Maximum ($) (1)	Thres-hold (#) (2)	Target (#) (2)	Maximum (#) (2)
David A. Brown			$0	$302,048	$604,096
	2/28/14	2/4/14							891			$88,138
	2/28/14	2/4/14								4,620	$98.92	$88,085
	4/5/14	4/5/14				0	1,266	1,266				$53,673
	5/30/14	2/4/14							905			$88,102
	5/30/14	2/4/14								4,479	$97.35	$88,090
	8/29/14	2/4/14							896			$88,104
	8/29/14	2/4/14								4,947	$98.33	$88,106
	11/28/14	2/4/14							893			$88,041
	11/28/14	2/4/14								4,597	$98.59	$88,062
Allison M. Fergus			$0	$318,750	$637,500
	2/28/14	2/4/14							940			$92,985
	2/28/14	2/4/14								4,875	$98.92	$92,947
	4/5/14	4/5/14				0	1,336	1,336				$56,640
	5/30/14	2/4/14							955			$92,969
	5/30/14	2/4/14								4,726	$97.35	$92,948
	8/29/14	2/4/14							945			$92,922
	8/29/14	2/4/14								5,220	$98.33	$92,968
	11/28/14	2/4/14							943			$92,970
	11/28/14	2/4/14								4,853	$98.59	$92,966
Matthew O. Walsh			$0	$318,750	$637,500
	2/28/14	2/4/14							940			$92,985
	2/28/14	2/4/14								4,875	$98.92	$92,947
	4/5/14	4/5/14				0	2,226	2,226				$94,372
	5/30/14	2/4/14							955			$92,969
	5/30/14	2/4/14								4,726	$97.35	$92,948
	8/29/14	2/4/14							945			$92,922
	8/29/14	2/4/14								5,220	$98.33	$92,968
	11/28/14	2/4/14							943			$92,970
	11/28/14	2/4/14								4,853	$98.59	$92,966

(1)
The threshold, target and maximum amounts are established under our annual incentive compensation plan. For additional information, see “Annual Incentive Compensation Program—Cash Bonuses Under the GVA Methodology Under the Omnibus Plan.”

(2)
Represents performance-based TSR RSU, granted in 2014 under our long-term incentive program as described above in “TSR RSU Program.” All performance-based TSR RSU awards were granted under the Company’s Omnibus Plan.

(3)	Represents restricted stock granted in 2014 under the Omnibus Plan.

(4)	Represents stock options granted in 2014 under the Omnibus Plan.

(5)
This column represents the grant date fair value of the performance-based TSR RSU awards, restricted stock awards and stock option awards granted in 2014 measured in accordance with ASC Topic 718, without taking into account estimated forfeitures. For discussion of the assumptions made in the valuation of these awards, refer to Note 15 to our consolidated financial statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014. The grant date fair value is the amount that we will expense in our financial statements over the awards’ required period of service as required under ASC Topic 718. With respect to the performance-based TSR RSU awards, the estimate of the grant date fair value determined in accordance with ASC Topic 718 assumes the vesting of 100% of the performance-based TSR RSUs awarded.

*
Represents Mr. Hellmann's special grant described under “Compensation Discussion and Analysis—Long-Term Incentive Compensation Program—Equity Awards under the Omnibus Plan — Stock Options and Restricted Stock Awards.”

Narrative Disclosure to the Summary Compensation Table and the 2014 Grants of Plan-Based Awards Table
Terms of Stock-Based Awards
Vesting Schedule
Option, restricted stock and restricted stock unit awards are delivered in four equal quarterly grants during the year and generally vest over three years following the date of grant on the anniversary of the first quarterly grant for such year. For certain employees, including each of the Executive Officers, the awards accelerate upon a change of control or upon death or disability. Each quarterly grant of stock options has a five-year term.
Performance-based TSR RSU awards issued under our TSR RSU Program vest upon achievement of market performance criteria and continued service during a three-year performance period. In addition, pursuant to our performance-based TSR RSU award agreements, in the event of involuntary termination as a result of death or disability, the service-based vesting will fully accelerate although the performance-based conditions will continue to apply.
Forfeiture
In April 2014, the Compensation Committee approved changes to all option, restricted stock and restricted stock unit awards delivered after April 2014 to include provisions for the acceleration of any unvested options or unvested restricted stock and restricted stock unit awards in the event of death or disability, subject to compliance with other applicable award terms. All unvested option awards are forfeited at the time of termination of employment and vested option awards are forfeited if they are not exercised within a 90-day post-termination exercise period. With respect to restricted stock, restricted stock unit and performance-based TSR RSU awards, in the event of termination, the unvested portion of any award is forfeited. For option, restricted stock and restricted stock unit awards delivered prior to April 2014, the Compensation Committee agreed to exercise positive discretion with respect to the acceleration of these unvested awards in the event of death and disability.
The Company has entered into continuity agreements with key employees, including each of the Executive Officers, which provide for the vesting of otherwise unvested option, restricted stock and performance-based TSR RSU awards in the change of control circumstances described under “Potential Payments Upon Termination, Change of Control and Other Events.”
Covenants
Option, restricted stock and performance-based TSR RSU awards for Executive Officers and other key employees include confidentiality and non-compete obligations, which if violated would result in a forfeiture of unexercised options, unvested restricted stock and performance-based TSR RSU awards and disgorgement of any gains on option awards and restricted stock awards during the previous six months and for performance-based TSR RSU awards during the previous 12 months.
Other
Option awards granted under the Omnibus Plan have an exercise price equal to the closing share price of the underlying shares on the NYSE on the date of grant. Prior to the vesting of restricted stock awards, holders of such awards have all other rights of a stockholder with respect to the shares underlying the award, including, but not limited to, the right to receive cash dividends, if any, and the right to vote the common shares underlying the award at any meeting of our stockholders. All equity award grants to Executive Officers are approved by the Compensation Committee.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2014
The following table provides information regarding outstanding equity awards held by our Executive Officers at December 31, 2014.

Name		Option Awards				Stock Awards
	Grant Date (1)	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested (2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Yet Vested (2)
John C. Hellmann	2/26/10	12,712	—	$31.85	2/25/15	—	$—	—	$—
	5/28/10	11,250	—	$35.99	5/27/15	—	—	—	—
	8/31/10	9,566	—	$38.81	8/30/15	—	—	—	—
	11/30/10	8,188	—	$47.49	11/29/15	—	—	—	—
	2/28/11	15,453	—	$52.09	2/27/16	—	—	—	—
	5/31/11	14,268	—	$59.35	5/30/16	—	—	—	—
	8/31/11	14,754	—	$51.94	8/30/16	—	—	—	—
	11/30/11	12,514	—	$61.07	11/29/16	—	—	—	—
	2/28/12	10,444	5,222	$60.54	2/27/17	1,321	118,784	—	—
	5/31/12	11,355	5,678	$50.11	5/30/17	1,596	143,512	—	—
	8/31/12	9,490	4,745	$63.56	8/30/17	1,259	113,209	—	—
	11/30/12	8,256	4,128	$72.95	11/29/17	1,097	98,642	—	—
	2/28/13	3,883	7,766	$89.52	2/27/18	1,840	165,453	—	—
	5/31/13	3,622	7,244	$89.05	5/30/18	1,850	166,352	—	—
	8/30/13	3,851	7,700	$86.58	8/29/18	1,903	171,118	—	—
	11/29/13	3,520	7,040	$96.20	11/29/18	1,713	154,033	—	—
	2/28/14	—	19,738	$98.92	2/27/19	3,805	342,146	—	—
	4/5/14	—	—	$—	—	—	—	—	—
	5/30/14	—	22,631	$97.35	5/29/19	4,573	411,205	—	—
	8/29/14	—	24,995	$98.33	8/28/19	4,527	407,068	—	—
	11/28/14	—	23,234	$98.59	11/27/19	4,516	406,079	—	—
		153,126	140,121			30,000	$2,697,601	—	$—

Name			Option Awards				Stock Awards
	Grant Date (1)		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested (2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Yet Vested (2)
Timothy J. Gallagher	5/28/10		4,556	—	$35.99	5/27/15	—	$—	—	$—
	8/31/10		3,874	—	$38.81	8/30/15	—	—	—	—
	11/30/10		3,317	—	$47.49	11/29/15	—	—	—	—
	2/28/11		5,346	—	$52.09	2/27/16	—	—	—	—
	5/31/11		4,936	—	$59.35	5/30/16	—	—	—	—
	8/31/11		5,104	—	$51.94	8/30/16	—	—	—	—
	11/30/11		4,329	—	$61.07	11/29/16	—	—	—	—
	2/28/12		3,722	1,861	$60.54	2/27/17	471	42,352	—	—
	5/31/12		4,047	2,024	$50.11	5/30/17	569	51,164	—	—
	8/31/12		3,382	1,691	$63.56	8/30/17	449	40,374	—	—
	11/30/12		2,943	1,471	$72.95	11/29/17	391	35,159	—	—
	2/28/13		1,384	2,767	$89.52	2/27/18	656	58,988	—	—
	5/31/13		1,291	2,581	$89.05	5/30/18	659	59,257	—	—
	8/30/13		1,372	2,744	$86.58	8/29/18	678	60,966	—	—
	11/29/13		1,254	2,508	$96.20	11/29/18	610	54,851	—	—
	2/28/14		—	5,347	$98.92	2/27/19	1,031	92,708	—	—
	4/5/14		—	—	$—	—	—	—	—	—
	5/30/14		—	5,184	$97.35	5/29/19	1,047	94,146	—	—
	8/29/14		—	5,725	$98.33	8/28/19	1,037	93,247	—	—
	11/28/14		—	5,323	$98.59	11/27/19	1,035	93,067	—	—
			50,857	39,226			8,633	$776,279	—	$—
David A. Brown	8/31/12	*	2,771	1,385	$63.56	8/30/17	367	$33,001	—	$—
	11/30/12	*	2,410	1,205	$72.95	11/29/17	320	28,774	—	—
	2/28/13		3,354	3,406	$89.52	2/27/18	807	72,565	—	—
	5/31/13		3,129	3,177	$89.05	5/30/18	811	72,925	—	—
	8/30/13		1,143	2,286	$86.58	8/29/18	565	50,805	—	—
	11/29/13		1,046	2,091	$96.20	11/29/18	508	45,679	—	—
	2/28/14		—	4,620	$98.92	2/27/19	891	80,119	—	—
	4/5/14		—	—	$—	—	—	—	—	—
	5/30/14		—	4,479	$97.35	5/29/19	905	81,378	—	—
	8/29/14		—	4,947	$98.33	8/28/19	896	80,568	—	—
	11/28/14		—	4,597	$98.59	11/27/19	893	80,299	—	—
			13,853	32,193			6,963	$626,113	—	$—

Name		Option Awards				Stock Awards
	Grant Date (1)	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested (2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Yet Vested (2)
Allison M. Fergus	5/28/10	2,250	—	$35.99	5/27/15	—	$—	—	$—
	8/31/10	1,913	—	$38.31	8/30/15	—	—	—	—
	11/30/10	1,638	—	$47.49	11/29/15	—	—	—	—
	2/28/11	2,640	—	$52.09	2/27/16	—	—	—	—
	5/31/11	2,437	—	$59.35	5/30/16	—	—	—	—
	8/31/11	2,520	—	$51.94	8/30/16	—	—	—	—
	11/30/11	2,138	—	$61.07	11/29/16	—	—	—	—
	2/28/12	1,904	952	$60.54	2/27/17	241	21,671	—	—
	5/31/12	2,070	1,035	$50.11	5/30/17	291	26,167	—	—
	8/31/12	1,730	865	$63.56	8/30/17	229	20,592	—	—
	11/30/12	1,505	752	$72.95	11/29/17	200	17,984	—	—
	2/28/13	708	1,416	$89.52	2/27/18	335	30,123	—	—
	5/31/13	661	1,320	$89.05	5/30/18	337	30,303	—	—
	8/30/13	702	1,404	$86.58	8/29/18	346	31,112	—	—
	11/29/13	642	1,283	$96.20	11/29/18	312	28,055	—	—
	2/28/14	—	4,875	$98.92	2/27/19	940	84,525	—	—
	4/5/14	—	—	$—	—	—	—	—	—
	5/30/14	—	4,726	$97.35	5/29/19	955	85,874	—	—
	8/29/14	—	5,220	$98.33	8/28/19	945	84,974	—	—
	11/28/14	—	4,853	$98.59	11/27/19	943	84,795	—	—
		25,458	28,701			6,074	$546,175	—	$—

Matthew O. Walsh	5/28/10	3,431	—	$35.99	5/27/15	—	$—	—	$—
	8/31/10	2,918	—	$38.81	8/30/15	—	—	—	—
	11/30/10	2,497	—	$47.49	11/29/15	—	—	—	—
	2/28/11	4,026	—	$52.09	2/27/16	—	—	—	—
	5/31/11	3,717	—	$59.35	5/30/16	—	—	—	—
	8/31/11	3,844	—	$51.94	8/30/16	—	—	—	—
	11/30/11	3,260	—	$61.07	11/29/16	—	—	—	—
	2/28/12	2,856	1,428	$60.54	2/27/17	361	32,461	—	—
	5/31/12	3,105	1,553	$50.11	5/30/17	437	39,295	—	—
	8/31/12	2,595	1,297	$63.56	8/30/17	344	30,932	—	—
	11/30/12	2,257	1,129	$72.95	11/29/17	300	26,976	—	—
	2/28/13	1,062	2,123	$89.52	2/27/18	503	45,230	—	—
	5/31/13	991	1,980	$89.05	5/30/18	506	45,500	—	—
	8/30/13	1,053	2,106	$86.58	8/29/18	520	46,758	—	—
	11/29/13	963	1,926	$96.20	11/29/18	468	42,083	—	—
	2/28/14	—	4,875	$98.92	2/27/19	940	84,525	—	—
	4/5/14	—	—	$—	—	—	—	—	—
	5/30/14	—	4,726	$97.35	5/29/19	955	85,874	—	—
	8/29/14	—	5,220	$98.33	8/28/19	945	84,974	—	—
	11/28/14	—	4,853	$98.59	11/27/19	943	84,795	—	—
		38,575	33,216			7,222	$649,403	—	$—

(1)
All option, restricted stock and performance-based TSR RSU awards were granted under the Omnibus Plan. Option and restricted stock awards generally vest over three years following the date of grant on the anniversary of the first quarterly grant for such year. The vesting schedule for the option and restricted stock awards are set forth below. Performance-based TSR RSU awards issued under the TSR RSU Program are granted once per year and vest based upon achievement of market performance criteria, ranging from 0% to 100%, and continued service during the performance period. The performance period for the performance-based TSR RSU awards is three years. For additional information on the acceleration of vesting, see “Narrative Disclosure to the Summary Compensation Table and 2014 Grants of Plan-Based Awards Table” and “Potential Payments upon Termination, Change of Control and Other Events.”

Grant Date		Vesting schedule
2/26/2010		1/3 vested each year for three years on the anniversary of the date of grant.
5/28/2010		1/3 vested each year for three years on February 26, 2011, 2012, 2013.
8/31/2010		1/3 vested each year for three years on February 26, 2011, 2012, 2013.
11/30/2010		1/3 vested each year for three years on February 26, 2011, 2012, 2013.
2/28/2011		1/3 vested each year for three years on the anniversary of the date of grant.
5/31/2011		1/3 vested each year for three years on February 28, 2012, 2013, 2014.
8/31/2011		1/3 vested each year for three years on February 28, 2012, 2013, 2014.
11/30/2011		1/3 vested each year for three years on February 28, 2012, 2013, 2014.
2/28/2012		1/3 vested each year for three years on the anniversary of the date of grant.
5/31/2012		1/3 vested each year for three years on February 28, 2013, 2014, 2015.
8/31/2012		1/3 vested each year for three years on February 28, 2013, 2014, 2015.
8/31/2012	*	1/3 vests each year for three years on August 31, 2013, 2014, 2015.
11/30/2012		1/3 vested each year for three years on February 28, 2013, 2014, 2015.
11/30/2012	*	1/3 vests each year for three years on August 31, 2013, 2014, 2015.
2/28/2013		1/3 vests each year for three years on the anniversary of the date of grant.
5/31/2013		1/3 vests each year for three years on February 28, 2014, 2015, 2016.
8/30/2013		1/3 vests each year for three years on February 28, 2014, 2015, 2016.
11/29/2013		1/3 vests each year for three years on February 28, 2014, 2015, 2016.
2/28/2014		1/3 vests each year for three years on the anniversary of the date of grant.
4/5/2014		Vest upon achievement of market performance criteria and continued service during a 3-year performance period.
5/30/2014		1/3 vests each year for three years on February 28, 2015, 2016, 2017.
8/29/2014		1/3 vests each year for three years on February 28, 2015, 2016, 2017.
11/28/2014		1/3 vests each year for three years on February 28, 2015, 2016, 2017.

(2)	The market value of stock awards that have not vested was calculated using the closing share price of our stock on the NYSE on December 31, 2014 of $89.92.

(3)
As of December 31, 2014, no amount is included for the performance-based TSR RSU awards for our Executive Officers as the threshold for any payout under the 2014 annual awards granted under the TSR RSU Program had not been met.

*
Due to the commencement of Mr. Brown’s employment in July 2012, the awards made to Mr. Brown on August 31, 2012 and November 30, 2012 will vest in three equal annual installments, beginning August 31, 2013.

2014 OPTION EXERCISES AND STOCK VESTED
The following table provides information regarding the amounts received by each Executive Officer upon the exercise of options or the vesting of restricted stock during the year ended December 31, 2014.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise (1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting (2)
John C. Hellmann	99,677	$6,959,378	14,303	$1,414,853
Timothy J. Gallagher	26,695	$1,782,435	5,041	$498,656
David A. Brown	—	$—	2,296	$226,406
Allison M. Fergus	21,686	$1,405,286	2,548	$252,048
Matthew O. Walsh	40,944	$2,841,254	3,841	$379,952

(1)
Option award value realized on exercise was calculated by multiplying the number of shares acquired upon exercise by the closing price of our stock on the NYSE on the exercise date and then deducting the aggregate exercise price of the option award.

(2)	Stock award value realized on vesting was calculated by multiplying the number of shares acquired upon vesting by the closing price of our stock on the NYSE on the vesting date.
2014 PENSION BENEFITS
None of our Executive Officers participate in a plan that provides specified retirement payments or benefits.
2014 NONQUALIFIED DEFERRED COMPENSATION (1)
The following table provides information regarding contributions, earnings and balances for our Executive Officers under our nonqualified Deferred Compensation Plan (“DCP”) for the year ended December 31, 2014.

Name	Registrant Contributions in Last Fiscal Year (2)	Aggregate Earnings in Last Fiscal Year (3)	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last Fiscal Year End (4)
John C. Hellmann	$136,573	$204,548	$—	$2,439,722
Timothy J. Gallagher	$83,945	$37,824	$—	$974,402
David A. Brown (5)	$—	$—	$—	$—
Allison M. Fergus	$44,574	$13,816	$—	$355,708
Matthew O. Walsh	$40,118	$24,588	$—	$404,186

(1)
The DCP was implemented in 2004 and allows certain employees, including the Executive Officers, to defer receipt of their salary and/or bonus payments into accounts that mirror gains and/or losses of several different investment funds we have selected. The investment funds offered are similar but not identical to those offered under our 401(k) Plan. The DCP does not offer above market or preferential interest rate returns or permit participants to defer their cash compensation into our Class A Common Stock. Participant deferrals must be elected annually, with limits of 50% on base salary and 100% on bonus payments with a minimum aggregate deferral of $2,000. Investment choices may be reallocated on a daily basis, but if selections are not made, the amounts deferred will automatically be allocated to the lowest-risk fund. Accounts are adjusted daily based on the performance of each measurement fund that is selected for the participant’s account, and the account is 100% vested at the time of deferral. The DCP also allows for Company contributions and is the instrument used to allow Company and executive contributions into the Defined Contribution Accounts, as discussed below. The Defined Contribution Accounts are intended to provide, upon the executive’s retirement, a target benefit amount equal to a 20-year annuity with payments equivalent to 38% of the estimated final five-year average cash compensation (based on salary and target bonus objectives) of the participating executive, assuming retirement at age 65. Company contributions are funded into a rabbi trust (a grantor trust in which the grantor is the Company and the beneficiary is the executive) through investments in corporate-owned life insurance. Investments in the rabbi trust remain subject to claims from the Company’s general creditors. Contributions credited to an executive’s account are invested as the participant directs among the investment funds available from time to time under the DCP. Annual amounts credited to an executive’s account vest at the rate of 20% per year, subject to acceleration of vesting in the event of a change of control, death or disability, each as defined under the DCP. The Company reserves the right to change its contribution to an executive’s account from time to time, in such amount as it may determine, as a result of changes in specified assumptions. Participant deferral elections are irrevocable and cannot be changed during the plan year. However, there are circumstances, such as an unforeseeable financial emergency, that can be considered for suspending a participant’s current deferral election. The benefit distribution date selected may be either (1) separation of service, (2) the attainment of a specified age, (3) the earlier of (a) separation of service or (b) the attainment of a specified age, or (4) the later of (a) separation of service or (b) the attainment of a specified age. If a distribution date is not specified, the benefit distribution date will be the date of separation of service. The form of payment selected for an employee’s distribution is either a lump sum or annual installments over any period an employee elects, not to exceed 15 years. No withdrawals or distributions were made in 2014.

(2)
The amounts represent the Company contributions into the Defined Contribution Accounts for Messrs. Hellmann, Gallagher and Walsh and Ms. Fergus. The Company’s contributions into these Executive Officers’ Defined Contribution Accounts are reflected in the “Summary Compensation Table” in the “All Other Compensation” column. For additional information on the DCP see “Executive Compensation–Compensation Discussion and Analysis–Other Compensation—Deferred Compensation Plan.”

(3)
Earnings on the Company contributions made on behalf of Messrs. Hellmann, Gallagher and Walsh and Ms. Fergus vest over a five-year period, or earlier upon a change of control, death, disability, or eligibility of retirement, each as defined under the DCP. While the contribution amounts for Messrs. Hellmann, Gallagher and Walsh and Ms. Fergus are reported in the “Summary Compensation Table,” the earnings for the Executive Officers are not, because all earnings in the DCP accounts are not considered above market or preferential. Earnings on both personal contributions and Company contributions are calculated based on the performance of some or all of the following funds selected by Executive Officers (with their respective returns for fiscal year 2014).

The deferred compensation plan fund returns as of December 31, 2014 were as follows:

Fund Name	1 Year Return
Morgan Stanley Real Estate	30.59%
BlackRock Equity Index	13.38%
Frontier Capital Appreciation	12.42%
Janus Aspen Series Enterprise Portfolio	12.24%
FMR Co Inc Fid. VIP Contrafund	11.65%
AJO Large Cap Value	9.68%
Capital Research American Fund Growth	8.23%
NFJ Small-Cap Value	5.64%
PIMCO Managed Bond	4.43%
PIMCO Inflation Managed	3.11%
Pacific Life High Yield Bond	0.37%
FMR Co., Inc. Fid. VIP Money Market SC	0.01%
Oppenheimer Emerging Markets	(4.99)%
Northern Cross International Equity	(7.06)%
Janus Aspen Series Overseas Portfolio	(12.10)%
Van Eck Worldwide Hard Assets	(19.10)%

(4)
Amounts represent the balance of the Executive Officer’s individual account as of December 31, 2014. As of December 31, 2014, the vested portion of Mr. Hellmann’s aggregate balance was $2,117,156, a portion of which represents Mr. Hellmann’s personal contributions in previous years, which were immediately vested. As of December 31, 2014, the vested portion of Mr. Gallagher, Ms. Fergus and Mr. Walsh’s accounts were $787,217, $253,837 and $307,901, respectively. The following table provides information regarding contributions reported in a Summary Compensation Table for previous years:

Name	Amounts Previously Reported in a Summary Compensation Table
John C. Hellmann	$1,270,054
Timothy J. Gallagher	$578,094
David A. Brown	$—
Allison M. Fergus	$215,547
Matthew O. Walsh (a)	$80,236
(a) Mr. Walsh's amount represents employer contributions in 2013 and 2012, as years prior to 2012 have not been reported. Mr. Walsh became an Executive Officer in 2013.

(5)	The Company does not contribute to a Defined Contribution Account for Mr. Brown as a result of Mr. Brown’s legacy pension entitlements from a prior employer.

POTENTIAL PAYMENTS UPON TERMINATION, CHANGE OF CONTROL AND OTHER EVENTS
Payments upon Change of Control
The continuity agreements with each of our Executive Officers provide that upon termination of their employment without cause or resignation for good reason within two years following a change of control, (1) Messrs. Hellmann, Gallagher and Walsh and Ms. Fergus will receive a cash severance amount equal to three times the sum of their current salary plus target annual incentive compensation for that year, and (2) Mr. Brown will receive a cash severance amount equal to two times the sum of his current salary plus target annual incentive compensation for that year. Additionally, the executives would be entitled to receive their accrued but unpaid base salary and annual incentive compensation. Further, pursuant to the continuity agreements, upon termination without cause or resignation for good reason within two years following a change of control, all unvested stock options and restricted stock holdings immediately become vested to the extent such acceleration does not take place earlier under the applicable plan documents.
A change of control is deemed to occur if (a) a person or outside group becomes a beneficial owner directly or indirectly of 35% or more of the combined voting power change of control the Company’s then outstanding securities, unless the combined voting power of the Company’s founder and Executive Officers or a group including the founder and Executive Officers exceeds 35% of the combined voting power of the Company’s then outstanding securities and remains the person or group with beneficial ownership of the largest percentage of combined voting power of the Company’s then outstanding securities, (c) a merger of the Company that results in the stockholders of the Company owning less than 51% of the shares of the continuing or resulting company, a sale of 51% or greater of the Company’s assets, or a liquidation or dissolution of the Company occurs, or (c) our incumbent Board members (or persons recommended or approved by at least 2/3rds of them) cease to be a majority of the board of directors of any successor of the Company during a 12-month period.
In the event solely of a change of control, the acceleration provisions of the DCP and the award agreements under the Omnibus Plan provide for specified payments or benefits. In the event of a change of control under our DCP, participants are entitled to acceleration of unvested account balances, subject to the limitations of Section 280G of the IRC. Pursuant to the award agreements for options and restricted stock awards to Executive Officers, the unvested portions of all such awards immediately vest and become exercisable upon a change of control.
In the event solely of a change of control during the performance period of the performance-based TSR RSU awards, G&W's relative TSR performance for the performance vesting period will be based on the average daily closing price of the Company's common stock for its last 30 days of trading on the NYSE immediately prior to the effective date of the change of control and all remaining performance, time and other vesting restrictions will lapse.
Resignation for good reason by an executive occurs if (1) the executive’s duties, titles or responsibilities decrease after a change of control, (2) the executive’s base salary, annual incentive compensation target or annual equity compensation target is decreased after a change of control, (3) the executive’s work location changes to a different location more than 35 miles from his or her prior work location after a change of control or (4) the successor company fails to assume and perform the provisions under the continuity agreements. An executive can be terminated for cause upon the occurrence of (a) the willful and continued failure to perform substantially all of the executive’s duties, (b) dishonesty in the performance of the executive’s duties, (c) the executive’s conviction or plea of guilty, or nolo contendere, to a crime constituting a felony or a misdemeanor involving fraudulent conduct or moral turpitude, (d) the executive’s willful malfeasance or willful misconduct in connection with the executive’s duties or any act or omission that is injurious to the financial condition or reputation of the Company or (e) the executive’s breach of the confidentiality or non-solicitation of employees and customers obligations contained in the continuity agreements.

The payments set forth below assume that the applicable triggering event or events occurred on December 31, 2014, the last business day in 2014, and include amounts that would be received by each Executive Officer in the event of a change of control and in the event of a change of control followed by termination. For purposes of calculating the Executive Officers’ potential excess parachute payment excise taxes, the payments set forth below also assume that all severance payments would be treated as potential parachute payments under Section 280G of the IRC, without reducing the parachute payment calculations to reflect amounts that constitute reasonable compensation for services actually rendered by the Executive Officers or in consideration of their respective agreements not to engage in certain types of competitive activity following their termination of employment. Actual calculations of the Executive Officers’ parachute payments and excise tax obligations, if any, would need to be made based on the actual facts and circumstances existing at the time of the Executive Officers’ termination of employment.

Name/Event	Cash Severance Payment (1)	Acceleration of Unvested DCP Amounts	Acceleration of Unvested Options (2)	Acceleration of Unvested Stock Awards (3)	Total Payment Before Best After-Tax Provision	Adjustment for Best After-Tax Provision (4)	Total
John C. Hellmann
Change of Control (5)	$—	$115,656	$609,707	$3,086,234	$3,811,597	$—	$3,811,597
Change of Control Followed by Termination (6)	$5,775,000	$115,656	$609,707	$3,086,234	$9,586,597	$—	$9,586,597
Death/Disability (7)	$—	$115,656	$—	$1,224,351	$1,340,007	$—	$1,340,007
Timothy J. Gallagher
Change of Control (5)	$—	$73,876	$217,299	$904,265	$1,195,440	$—	$1,195,440
Change of Control Followed by Termination (6)	$2,719,200	$73,876	$217,299	$904,265	$3,914,640	$—	$3,914,640
Death/Disability (7)	$—	$73,876	$—	$280,460	$354,336	$—	$354,336
David A. Brown
Change of Control (5)	$—	$—	$68,728	$739,952	$808,680	$—	$808,680
Change of Control Followed by Termination (6)	$1,711,603	$—	$68,728	$739,952	$2,520,283	$—	$2,520,283
Death/Disability (7)	$—	$—	$—	$242,244	$242,244	$—	$242,244
Allison M. Fergus
Change of Control (5)	$—	$39,736	$111,146	$666,337	$817,219	$—	$817,219
Change of Control Followed by Termination (6)	$2,550,000	$39,736	$111,146	$666,337	$3,367,219	$(165,198)	$3,202,021
Death/Disability (7)	$—	$39,736	$—	$255,643	$295,379	$—	$295,379
Matthew O. Walsh
Change of Control (5)	$—	$35,470	$166,733	$849,564	$1,051,767	$—	$1,051,767
Change of Control Followed by Termination (6)	$2,550,000	$35,470	$166,733	$849,564	$3,601,767	$—	$3,601,767
Death/Disability (7)	$—	$35,470	$—	$255,643	$291,113	$—	$291,113

(1)
The cash severance payment is calculated by adding the 2014 accrued but unpaid annual incentive to either three times the sum of current annual salary plus target annual incentive for each of Messrs. Hellmann, Gallagher and Walsh and Ms. Fergus, or two times the sum of current annual salary plus target annual incentive for Mr. Brown.

(2)
The value of the accelerated vesting of stock options is calculated by multiplying the number of unvested stock options by the difference between the closing share price of our Class A Common Stock on the NYSE on December 31, 2014 of $89.92 and the exercise price of the stock option.

(3)
The value of the accelerated vesting of restricted stock is calculated by multiplying the number of unvested shares of restricted stock awarded by the closing share price of our Class A Common Stock on the NYSE on December 31, 2014 of $89.92. As of December 31, 2014, no amount is included for the performance-based TSR RSU awards for our Executive Officers as the threshold for any payout under the 2014 annual awards granted under the TSR RSU Program had not been met.

(4)
Mr. Brown’s after-tax change of control payment, including his payment of the 20% excise tax, would be greater than the after-tax payment of the safe harbor limit less one dollar and thus is not reduced. Ms. Fergus’ after-tax change of control payment, including her payment of the 20% excise tax, would be less than the after-tax payment of the Section 280G safe harbor limit less one dollar, and her payment is therefore reduced by $165,198. Messrs. Hellmann, Gallagher and Walsh’s total payment is within the Section 280G safe harbor limit and will not result in the payment of the excise tax. A personal federal tax rate of 46% was used in calculating the after-tax amounts for Messrs. Hellmann and Gallagher and Ms. Fergus, 42% and 47% was used for Messrs. Brown and Walsh, respectively.

(5)
Represents payments under the provisions of the DCP, if applicable, and equity award agreements under the Omnibus Plan, which provide for payments upon a change of control exclusive of our continuity agreements. In the event of a change of control under our DCP, participants are entitled to acceleration of unvested account balances, subject to the Section 280G safe harbor provisions. In addition, pursuant to the award agreements for options and restricted stock awards to Executive Officers, the unvested portions of all such awards immediately vest and become exercisable upon a change of control. As of December 31, 2014, no amount is included for the performance-based TSR RSU awards for our Executive Officers as the threshold for any payout under the 2014 annual awards granted under the TSR RSU Program had not been met.

(6)
Represents payments under the continuity agreements in the event of a change of control followed by termination without cause or resignation for good reason by the executive within two years of the change of control. As of December 31, 2014, no amount is included for the performance-based TSR RSU awards for our Executive Officers as the threshold for any payout under the 2014 annual awards granted under the TSR RSU Program had not been met.

(7)
Assuming a December 31, 2014 death or disability, Messrs. Hellmann, Gallagher and Walsh and Ms. Fergus would be entitled to the acceleration of unvested DCP account balances, subject to the Section 280G safe harbor provisions. Beginning with the May 2014 equity grants, pursuant to the award agreements for options and restricted stock awards to Executive Officers, the unvested portions of all such awards immediately vest and become exercisable upon death or disability. The value of the accelerated vesting of stock options is calculated by multiplying the number of unvested stock options by the difference between the closing share price of our Class A Common Stock on the NYSE on December 31, 2014 of $89.92 and the exercise price of the stock option. As of December 31, 2014, no amount is included for the acceleration of unvested options as all of the applicable options have an exercise price greater than $89.92. In addition, pursuant to the Executive Officers’ performance-based TSR RSU award agreements, in the event of involuntary termination as a result of death or disability, the service-based vesting will fully accelerate although the performance-based conditions will continue to apply. As of December 31, 2014, no amount is included for the performance-based TSR RSU awards for our Executive Officers as the threshold for any payout under the 2014 annual awards granted under the TSR RSU Program had not been met.

Payments in the Event of Retirement
In the event of retirement at December 31, 2014, none of the participating Executive Officers are entitled to acceleration of unvested DCP balances, unvested options, unvested restricted stock or unvested performance-based TSR RSU awards.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table and related footnotes set forth as of March 16, 2015 (except to the extent indicated in the footnotes to the table below) certain information concerning beneficial ownership of our stock held by (1) each stockholder known to us to own beneficially more than 5% of any class of our voting stock, (2) each of our directors and each director nominee, (3) each of our Executive Officers, and (4) all of our directors and Executive Officers as a group. We have calculated beneficial ownership in accordance with the rules of the SEC. Unless otherwise indicated below in the footnotes to the table, each stockholder named in the table has sole voting and investment power with respect to all shares shown as beneficially owned by that stockholder, and the designated address of each individual listed in the table is as follows: Genesee & Wyoming Inc., 20 West Avenue, Darien, Connecticut 06820. We have omitted percentages of less than 1.0% from the table. Unless otherwise indicated, all options to purchase shares of Class A Common Stock, restricted shares, restricted stock units and DSUs were issued pursuant to the Omnibus Plan. Class A Common Stock that can be acquired upon conversion of Class B Common Stock are not included in the Class A Common Stock numbers set forth in the table below.

	Class A Common Stock Beneficially Owned		Class B Common Stock Beneficially Owned		Percent of Vote (1)
Name and Address of Beneficial Owner	No. of Shares	Percent of Class	No. of Shares	Percent of Class
Directors and Nominees
Mortimer B. Fuller III (2)	39,703	*	765,121	80.92%	12.30%
John C. Hellmann (3)	574,207	1.08%	1,872	*	*
Philip J. Ringo (4)	135,441	*	93,200	9.86%	1.71%
Robert M. Melzer (5)	107,068	*	—	—	*
Mark A. Scudder (6)	40,955	*	—	—	*
Øivind Lorentzen III (7)	34,189	*	—	—	*
Michael Norkus (8)	16,065	*	—	—	*
Richard H. Bott (9)	10,892	*	—	—	*
Richard H. Allert (10)	7,833	*	—	—	*
Ann N. Reese (11)	6,853	*	—	—	*
Hunter C. Smith	—	*	—	—	*
Other Executive Officers
Matthew O. Walsh (12)	132,046	*	—	—	*
Timothy J. Gallagher (13)	105,355	*	—	—	*
Allison M. Fergus (14)	79,028	*	—	—	*
David A. Brown (15)	34,575	*	—	—	*
All Directors and Executive Officers as a Group (15 persons) (16)	1,324,210	2.47%	860,193	90.98%	15.74%
Significant Stockholders
Baron Capital Group, Inc. (17)	3,884,000	7.35%	—	—	6.21%
767 Fifth Avenue New York, New York 10153
Wells Fargo & Company (18)	3,298,627	6.24%	—	—	5.28%
420 Montgomery Street San Francisco, California 94104
The Vanguard Group (19)	3,071,807	5.81%	—	—	4.91%
100 Vanguard Boulevard Malvern, Pennsylvania 19355
BlackRock, Inc. (20)	3,064,105	5.80%	—	—	4.90%
55 East 52nd Street New York, New York 10022

*	Represents less than 1%.

(1)
Reflects the voting power of the outstanding share holdings shown on the table as a result of the fact that Class A Common Stock is entitled to one vote per share and Class B Common Stock is entitled to ten votes per share.

(2)
The amounts shown include: (1) 2,973 shares of Class A Common Stock owned by Mr. Fuller individually; (2) 943 shares of Class A Common Stock represented by restricted stock; (3) 5,331 shares of Class A Common Stock that may be received for DSUs; (4) 30,230 shares of Class A Common Stock held by two trusts one of which Mr. Fuller is the trustee and the other of which Mr. Fuller is the investment trustee; (5) 226 shares of Class A Common Stock held by Mr. Fuller’s wife, as to which shares Mr. Fuller disclaims beneficial ownership; (6) 708,373 shares of Class B Common Stock owned by Mr. Fuller individually; (7) 54,000 shares of Class B Common Stock held by three trusts of which Mr. Fuller is the trustee; and (8) 2,748 shares of Class B Common Stock held by Mr. Fuller’s wife, as to which shares Mr. Fuller disclaims beneficial ownership.

(3)
The amounts shown include: (1) 294,362 shares of Class A Common Stock owned by Mr. Hellmann individually; (2) 205,264 shares of Class A Common Stock that may be purchased pursuant to options exercisable within 60 days; (3) 19,026 shares of Class A Common Stock represented by restricted stock; (4) 55,555 shares of Class A Common Stock held by a trust of which Mr. Hellmann is the investment trustee; and (5) 1,872 shares of Class B Common Stock owned by Mr. Hellmann individually. The number of shares in the table includes 207,929 shares of Class A Common Stock held in a brokerage account pledged as collateral for a personal credit facility.

(4)
The amounts shown include: (1) 36,930 shares of Class A Common Stock owned by Mr. Ringo individually; (2) 61,051 shares of Class A Common Stock that may be received for DSUs; (3) 1,489 shares of Class A Common Stock represented by restricted stock; (4) 35,971 shares of Class A Common Stock held in a trust for a family member of Mr. Fuller of which Mr. Ringo is the trustee, as to which shares he disclaims beneficial ownership; and (5) 93,200 shares of Class B Common Stock held in three trusts for three family members of Mr. Fuller of which Mr. Ringo is the trustee, as to which shares he disclaims beneficial ownership.

(5)
The amount shown includes: (1) 47,871 shares of Class A Common Stock owned by Mr. Melzer individually; (2) 11,250 shares of Class A Common Stock held by a self-directed IRA; (3) 47,004 shares of Class A Common Stock that may be received for DSUs; and (4) 943 shares of Class A Common Stock represented by restricted stock.

(6)
The amount shown includes: (1) 37,339 shares of Class A Common Stock owned by Mr. Scudder individually; (2) 2,127 shares of Class A Common Stock that may be received for DSUs; and (3) 1,489 shares of Class A Common Stock represented by restricted stock.

(7)
The amount shown includes: (1) 18,390 shares of Class A Common Stock owned by Mr. Lorentzen individually; (2) 14,310 shares of Class A Common Stock that may be received for DSUs; and (3) 1,489 shares of Class A Common Stock represented by restricted stock.

(8)
The amount shown includes: (1) 7,325 shares of Class A Common Stock owned by Mr. Norkus individually; (2) 7,031 shares of Class A Common Stock that may be received for DSUs; and (3) 1,709 shares of Class A Common Stock represented by restricted stock.

(9)
The amount shown includes: (1) 7,307 shares of Class A Common Stock owned by Mr. Bott individually; (2) 2,096 shares of Class A Common Stock that may be received for DSUs; and (3) 1,489 shares of Class A Common Stock represented by restricted stock.

(10)
The amount shown includes: (1) 2,297 shares of Class A Common Stock owned by Mr. Allert individually; (2) 3,827 shares of Class A Common Stock that may be received for DSUs; and (3) 1,709 shares of Class A Common Stock represented by restricted stock units that vest within 60 days.

(11)
The amount shown includes: (1) 1,782 shares of Class A Common Stock owned by Ms. Reese individually; (2) 3,772 shares of Class A Common Stock that may be received for DSUs; and (3) 1,299 shares of Class A Common Stock represented by restricted stock.

(12)
The amount shown includes: (1) 72,990 shares of Class A Common Stock owned by Mr. Walsh individually; (2) 54,608 shares of Class A Common Stock that may be purchased pursuant to options exercisable within 60 days; and (3) 4,448 shares of Class A Common Stock represented by restricted stock. The number of shares in the table includes 72,990 shares of Class A Common Stock held in a brokerage account pledged as collateral for a personal credit facility.

(13)
The amount shown includes: (1) 29,870 shares of Class A Common Stock owned by Mr. Gallagher individually; (2) 70,398 shares of Class A Common Stock that may be purchased pursuant to options exercisable within 60 days; and (3) 5,087 shares of Class A Common Stock represented by restricted stock.

(14)
The amount shown includes: (1) 36,581 shares of Class A Common Stock owned by Ms. Fergus individually; (2) 38,332 shares of Class A Common Stock that may be purchased pursuant to options exercisable within 60 days; and (3) 4,115 shares of Class A Common Stock represented by restricted stock.

(15)
The amount shown includes: (1) 4,528 shares of Class A Common Stock owned by Mr. Brown individually; (2) 24,483 shares of Class A Common Stock that may be purchased pursuant to options exercisable within 60 days; and (3) 5,564 shares of Class A Common Stock represented by restricted stock.

(16)
See footnotes 2 through 15 to this table. The amounts shown include: (1) 733,777 shares of Class A Common Stock owned individually, by a spouse individually or in a self directed IRA, including 121,756 shares of Class A common Stock which are held in trusts; (2) 393,085 shares of Class A Common Stock that may be purchased pursuant to options exercisable within 60 days; (3) 860,193 shares of Class B Common Stock owned individually or by a spouse individually, including 147,200 shares of Class B Common Stock which are held in trusts; (4) 49,090 shares of Class A Common Stock represented by restricted stock; (5) 1,709 shares of Class A Common Stock represented by restricted stock units that vest within 60 days; and (6) 146,549 shares of Class A Common Stock that may be received for DSUs.

(17)
The amount and percentage shown solely with respect to the Class A Common Stock and the information contained in this footnote are based on a Schedule 13G/A filed by Baron Capital Group, Inc. (“BCG”) on February 17, 2015. BCG has shared voting power with respect to 3,459,000 shares of Class A Common Stock and shared dispositive power with respect to 3,884,000 shares of Class A Common Stock. According to their joint Schedule 13G/A, BAMCO, Inc. has shared voting power with respect to 3,180,233 shares of Class A Common Stock and shared dispositive power with respect to 3,605,233 shares of Class A Common Stock; Baron Capital Management, Inc. has shared voting and shared dispositive power with respect to 278,767 shares of Class A Common Stock; and Ronald Baron has shared voting power with respect to 3,459,000 shares of Class A Common Stock and shared dispositive power with respect to 3,884,000 shares of Class A Common Stock.

(18)
The amount and percentage shown solely with respect to the Class A Common Stock and the information contained in this footnote are based on a Schedule 13G filed by Wells Fargo & Company (“Wells Fargo”) on February 10, 2015. Wells Fargo has sole voting and dispositive power with respect to 14,180 shares of Class A Common Stock, shared voting power with respect to 3,036,012 shares Class A Common Stock and shared dispositive power with respect to 3,275,611 shares of Class A Common Stock.

(19)
The amount and percentage shown solely with respect to the Class A Common Stock and the information contained in this footnote are based on a Schedule 13G/A filed by The Vanguard Group (“Vanguard”) on February 10, 2015. Vanguard has sole voting power with respect to 38,538 shares of Class A Common Stock, sole dispositive power with respect to 3,041,669 shares of Class A Common Stock and shared dispositive power with respect to 30,138 shares of Class A Common Stock.

(20)
The amount and percentage shown solely with respect to the Class A Common Stock and the information contained in this footnote are based on a Schedule 13G/A filed by BlackRock, Inc. (“BlackRock”) on February 9, 2015. BlackRock has sole voting power with respect to 2,909,826 shares of Class A Common Stock and sole dispositive power with respect to 3,064,105 shares of Class A Common Stock.

PROPOSAL TWO:
ADOPTION OF OUR THIRD AMENDED AND RESTATED
2004 OMNIBUS INCENTIVE PLAN

Background
Upon the recommendation of the Compensation Committee and subject to stockholder approval at the 2015 annual meeting of stockholders, the Board has adopted an amendment (the “Plan Amendment”) to the Company’s Omnibus Plan (1) to increase the number of shares of Class A Common Stock with respect to which Awards (as defined in the Omnibus Plan) may be granted under the Omnibus Plan by 1,250,000 shares, from 6,187,500 shares to 7,437,500 shares; (2) to re-set the term of the Omnibus Plan to expire with respect to the ability to grant new awards from March 22, 2021 to March 30, 2025; (3) to establish a maximum number of shares of Class A Common Stock subject to Awards granted during a single-calendar year to any non-employee director; (4) to eliminate the liberal share recycling provisions under the Omnibus Plan; and (5) to make certain other technical changes to the Omnibus Plan. Capitalized terms used but not otherwise defined in this proposal shall have the meanings given such terms in the Omnibus Plan.
In addition, stockholder approval of this proposal is deemed to constitute approval of (1) the Performance Criteria upon which performance-based Awards that are intended to be deductible by the Company under Section 162(m) of the IRC may be based under the Omnibus Plan, (2) the annual per Participant limit of 1,012,500 shares of Class A Common Stock for stock-based Awards and $5,000,000 for cash based Awards and (3) the class of Participants eligible to receive Awards under the Omnibus Plan. In order for Awards granted under the Omnibus Plan to continue to potentially be treated as qualified performance-based compensation under Section 162(m) of the IRC to the extent they would otherwise warrant such treatment, every five years we will seek stockholder approval of each of the items listed in the prior sentence.
As of March 16, 2015, there were 1,613,225 shares of Class A Common Stock with respect to which future Awards may be granted under the Omnibus Plan. The last reported sale price of our Class A Common Stock as reported by the NYSE on the Record Date of March 16, 2015 was $104.77.
Number of Shares Subject to Plan—Share Usage Rate and Dilution
If the Plan Amendment is approved by our stockholders, there will be a total of 2,863,225 shares of Class A Common Stock with respect to which future Awards may be granted under our Third Amended and Restated 2004 Omnibus Incentive Plan, which includes the 1,613,225 shares of Class A Common Stock available under the Omnibus Plan plus the 1,250,000 shares that are included in the Plan Amendment.

•
Our average share usage rate, sometimes referred to as unadjusted burn rate, over the three years ended December 31, 2014 (calculated as equity-based awards granted under our equity compensation plan for the relevant year divided by average basic common shares outstanding for that year) was approximately 1%. Based on that average share usage rate, the 2,863,225 shares of Class A Common Stock with respect to which future Awards may be granted under our Plan Amendment, if approved by our stockholders, should enable us to continue to grant equity as a portion of employee and director compensation for the next five years.

•
The potential dilution (calculated as defined below) resulting from issuing all 2,863,225 shares authorized under the Plan Amendment, and taking into account outstanding awards, would be 6.8% on a fully-diluted basis.

The following table provides detail regarding the potential dilution resulting from the Plan Amendment as of the Record Date (March 16, 2015):

Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column) (2)	Shares of Class A Common Stock equivalents outstanding as of March 16, 2015	Dilution (3)
1,230,664	2,863,225	55,915,457	6.8%

(1)
Consists of the following grants outstanding under the Omnibus Plan: (a) 1,013,888 stock options, (b) 41,417 restricted stock unit awards, (c) 146,549 director deferred stock unit awards and (d) 28,810 performance-based TSR RSU awards assuming maximum performance which may not be achieved.

The following table relates to the 1,013,888 stock options outstanding as of March 16, 2015:

Weighted average exercise price	Weighted average remaining term
$79.91 per share	3.1 years

(2)	Represents shares available for issuance of 1,613,225 shares as of March 16, 2015 plus 1,250,000 shares that will be available for issuance under the Omnibus Plan if approved by stockholders.

(3)	Dilution is calculated by dividing the sum of (1) and (2) above by the sum of (1) and (2) above and the number of Shares of Class A Common Stock equivalents outstanding as of March 16, 2015.

Why Should You Vote to Approve the Plan Amendment?

•
We must continue to attract, retain and motivate our employees and directors. The ability to issue equity is fundamental to our compensation strategy. We must continue to use market relevant compensation to attract, retain and motivate our employees and directors.

•
We use equity compensation to align the interests of our employees and directors with stockholder interests. Equity compensation is a critical means of aligning the interests of our employees and directors with those of our stockholders. For example, our Executive Officers and other senior executives, whose equity is tied to the Company and other factors, including individual performance, are motivated under our current equity compensation plans to drive growth, profitability and success of the Company. Further, we expect the continued execution of the Company’s growth strategy and recent acquisitions will result in an increase in the number of employees that will receive equity compensation. The additional shares of Class A Common Stock proposed under the Plan Amendment will allow us to use equity compensation to align the interests of new employees with those of our stockholders. We believe our use of equity compensation, in part, has resulted in the long-term value we have created for our stockholders.

•
We would avoid increasing the cash-based component of our compensation program to substitute for equity awards. If the Plan Amendment is not approved, in order to remain competitive, we would likely be compelled to alter our compensation programs to increase the cash-based components, which would not provide the same benefits as equity and would limit cash available for other purposes, including the execution of the Company's growth strategy.

For the foregoing reasons, our Board of Directors unanimously recommends that stockholders vote FOR the adoption of our Third Amended and Restated 2004 Omnibus Incentive Plan.
When originally adopted and approved in April 2004, the Omnibus Plan was intended to replace our 1996 Stock Option Plan (“1996 Option Plan”), our Stock Option Plan for Outside Directors (“Directors’ Plan”) and our Deferred Stock Plan for Non-Employee Directors (“Deferred Stock Plan”). The original Omnibus Plan was amended by the Board on March 30, 2007 to increase the number of shares of Class A Common Stock, and became effective on May 30, 2007, the date of approval by our stockholders at the 2007 Annual Meeting of the Stockholders (the “Amended and Restated Omnibus Plan”). The Omnibus Plan was further amended by the Board on March 22, 2011, and the amended plan became effective on May 26, 2011, the date of approval by our stockholders at the 2011 Annual Meeting of the Stockholders (the “Second Amended and Restated Omnibus Plan”). The 2011 amendment and restatement (1) increased the number of shares of Class A Common Stock with respect to which Awards may be granted under the Omnibus Plan by 2,500,000 shares from 3,687,500 shares to 6,187,500 shares, (2) increased the maximum cash bonus award that could be paid during any calendar year from $2,000,000 to $5,000,000, (3) re-set the term of the Omnibus Plan to expire with respect to the ability to grant new awards on March 22, 2021, (4) deleted the sub-limit with respect to the ability to grant stock awards other than stock options and stock appreciation rights and (5) made certain other technical changes to the Omnibus Plan.

A summary of the Second Amended and Restated Omnibus Plan, as proposed to be further amended, appears below. This summary is qualified in its entirety by reference to the text of the Third Amended and Restated 2004 Omnibus Incentive Plan, included as Annex I, which is marked to reflect the changes to the Omnibus Plan. You are urged to read the actual text of the Third Amended and Restated 2004 Omnibus Incentive Plan in its entirety.
Description of the Omnibus Plan
Administration
The Omnibus Plan is administered by the Compensation Committee of the Board, or such other committee as may be designated by the Board (the “Committee”), which consists of at least two individuals who are intended to qualify both as “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act, and as “outside directors” within the meaning of the definition of such term as contained in Section 1.162-27(e)(3) of the Treasury Regulations, or any successor definition adopted under Section 162(m) of the IRC. The Committee may allocate all or any portion of its responsibilities and powers under the Omnibus Plan to any one or more of its members, the Company’s CEO or other senior members of management as the Committee deems appropriate; however, only the Committee, or another committee consisting of two or more individuals who qualify both as “non-employee directors” and as “outside directors,” may select and grant Awards to Participants who are subject to Section 16 of the Exchange Act or Awards that are intended to qualify as “performance-based” compensation under Section 162(m) of the IRC (see “Limitation on Income Tax Deduction” below).
The Committee has broad authority in its administration of the Omnibus Plan, including, but not limited to, the authority to interpret the Omnibus Plan; to establish rules and regulations for the operation and administration of the Omnibus Plan; to select the persons to receive Awards; to determine the type, number, terms, conditions, limitations and restrictions of Awards, including, without limitation, terms regarding vesting, exercisability and the effect of certain events, such as a change of control in the Company or the Participant’s death, disability, retirement or termination as a result of breach of agreement; to create additional forms of Awards consistent with the terms of the Omnibus Plan; and to take all other action it deems necessary or advisable to administer the Omnibus Plan.
To facilitate the granting of Awards to Participants who are employed or retained outside of the United States, the Committee is authorized to modify and amend the terms and conditions of an Award to accommodate differences in local law, policy or custom.
Shares Available and Maximum Awards
If the Plan Amendment is approved, a total of 2,863,225 shares of Class A Common Stock will be available for future grants of Awards under the Omnibus Plan. In addition, any shares of Class A Common Stock related to Awards under the Omnibus Plan (1) that terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such shares of the payment of cash or other consideration in respect thereof, or (2) are exchanged for Awards not involving shares of Class A Common Stock, will become available again under the Omnibus Plan (see “Background”). The number of shares of Class A Common Stock available under the Omnibus Plan will be adjusted to reflect the occurrence of certain events described under “Adjustments Upon Certain Events” below. The shares of Class A Common Stock available for issuance under the Omnibus Plan may be authorized and unissued shares or treasury shares, including shares purchased in open market or private transactions.
Subject to the Committee’s authority to adjust Awards upon specified events described under “Adjustments Upon Certain Events” below, (1) the maximum Award granted or payable to any one Participant except for a Director under the Omnibus Plan for a calendar year will be 1,012,500 shares of Class A Common Stock or in the event the Award is paid in cash, $5,000,000 and (2) the maximum number of shares of Common Stock subject to Awards granted during a single calendar year to any Director, taken together with any cash fees paid to such Director, or the 25% premium associated with the deferral of fees, if applicable, shall not exceed $500,000 in total value (calculating the value of any such Award based on the grant date fair value of such Awards computed in accordance with ASC Topic 718).
The Committee has the exclusive power and authority, consistent with the provisions of the Omnibus Plan, to establish the terms and conditions of any Award and to waive any such terms or conditions as described under “Administration” above. Because the benefits conveyed under the Omnibus Plan will be at the discretion of the Committee, it is not possible to determine in advance what benefits Participants will receive under the Omnibus Plan.

Eligible Participants
Participants in the Omnibus Plan will be selected by the Committee from the employees, directors and consultants of the Company and its Subsidiaries. Participants may be selected and Awards may be made at any time during the ten-year period following the March 30, 2015 Board approval of the Omnibus Plan. As of March 30, 2015, approximately 195 employees (consisting of five Executive Officers and 190 other officers and employees) and ten non-management directors were eligible to participate in the Omnibus Plan. The number of active engagements with consultants varies from time to time and the Committee has not historically made grants to these individuals under the Omnibus Plan. As of March 30, 2015, there were no participating consultants.
The selection of those persons within a particular class who will receive Awards is entirely within the discretion of the Committee. The Committee has not yet determined how many persons are likely to participate in the Omnibus Plan over time. The Committee intends, however, to grant most of the Omnibus Plan’s Awards to those persons who are in a position to have a significant direct impact on the growth, profitability and success of the Company.
Types of Awards
The Omnibus Plan authorizes the grant of stock options, stock appreciation rights, stock awards, restricted stock unit awards, performance units, performance awards and any other form of Award established by the Committee that is consistent with the Omnibus Plan’s purpose, or any combination of the foregoing. All Awards granted under the Omnibus Plan are evidenced by an Award Notice that specifies the type of Award granted, the number of shares of Class A Common Stock underlying the Award, if applicable, and all terms governing that Award.
Stock Options. The Committee may grant Awards in the form of stock options to purchase shares of Class A Common Stock, which stock options may be non-qualified or incentive stock options for federal income tax purposes. Stock options granted under the Omnibus Plan will vest and become exercisable at such times and upon such terms and conditions as may be determined by the Committee. Any stock option granted in the form of an incentive stock option must satisfy the requirements of Section 422 of the IRC. The exercise price per share of Class A Common Stock for any stock option will not be less than 100% of the fair market value of a share of Class A Common Stock on the day that the stock option is granted. For the purposes of the Omnibus Plan, the fair market value means the closing price of the Common Stock on the New York Stock Exchange on the day the stock option is granted. In addition, the term of the stock option may not exceed ten years. The exercise price of any stock option granted pursuant to the Omnibus Plan may not be subsequently reduced by amendment, or cancellation and substitution, of such stock option or any other action of the Committee without stockholder approval, subject to the Committee’s authority to adjust Awards upon certain events described under “Adjustments Upon Certain Events” below. The type (incentive or non-qualified), vesting, exercise price and other terms of each stock option will be set forth in the Award Notice for such stock option.
A stock option may be exercised by paying the exercise price in cash or its equivalent, and/or, to the extent permitted by the Committee and applicable law, in shares of Class A Common Stock, a combination of cash and shares of Class A Common Stock or through the delivery of irrevocable instruments to a broker to sell the shares obtained upon the exercise of the stock option and to deliver to the Company an amount equal to the exercise price.
Stock Appreciation Rights (“SARs”). The Committee may grant Awards in the form of stock appreciation rights, either in tandem with a stock option (“Tandem SARs”) or independent of a stock option (“Freestanding SARs”). The exercise price of a stock appreciation right will be an amount determined by the Committee, but in no event will such amount be less than 100% of the fair market value of a share of Class A Common Stock on the date that the stock appreciation right is granted or, in the case of a Tandem SAR, the exercise price of the related stock option.
A Tandem SAR may be granted either at the time of grant of the related stock option or at any time thereafter during the term of the related stock option. A Tandem SAR will be exercisable to the extent its related stock option is exercisable. Each Tandem SAR will entitle the holder of such stock appreciation right to surrender the related stock option and to receive an amount equal to (1) the excess of (a) the fair market value on the exercise date of one share of Class A Common Stock over (b) the stock option price per share of Class A Common Stock, times (2) the number of shares of Class A Common Stock covered by the stock option which is surrendered. Upon the exercise of a stock option as to some or all of the shares of Class A Common Stock covered by such stock option, the related Tandem SAR will automatically be canceled to the extent of the number of shares of Class A Common Stock covered by the exercise of the stock option.
Each Freestanding SAR will entitle the holder of such stock appreciation right upon exercise to an amount equal to (1) the excess of (a) the fair market value on the exercise date of one share of Class A Common Stock over (b) the exercise price, times (2) the number of shares of Class A Common Stock covered by the Freestanding SAR and as to which the stock appreciation right is exercised.

The type (Tandem SAR or Freestanding SAR), exercise price, vesting and other terms of each stock appreciation right will be set forth in the Award Notice for such stock appreciation rights.
Payment of stock appreciation rights may be made in shares of Class A Common Stock or in cash, or partly in shares of Class A Common Stock and partly in cash, as determined by the Committee.
Other Stock Awards and Restricted Stock Unit Awards. The Committee may grant Awards in the form of Stock Awards (for either unrestricted or restricted shares of Class A Common Stock), Restricted Stock Unit Awards and other Awards that are valued in whole or in part by reference to, or are otherwise based on the fair market value of, Class A Common Stock. Such other stock-based Awards will be in such form, and dependent on such conditions, as the Committee determines, including, without limitation, the right to receive, or vest with respect to, one or more shares of Class A Common Stock (or the equivalent cash value of such shares of Class A Common Stock) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. In addition, the Committee may choose, at the time of grant of a stock-based Award, or any time thereafter up to the time of the payment of such Award, to include as part of such Award an entitlement to receive dividends or dividend equivalents on the shares of Class A Common Stock underlying such Award, subject to such terms, conditions, restrictions and/or limitations, if any, as the Committee may establish. The restrictions, conditions and other terms of each stock-based Award will be set forth in the Award Notice for such Award.
Performance Units. The Committee may grant Awards in the form of performance units, which are units valued by reference to designated criteria established by the Committee other than Class A Common Stock. Performance units will be in such form, and dependent on such conditions, as the Committee determines, including, without limitation, the right to receive a designated payment upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. The form, applicable conditions and other terms of each performance unit will be set forth in the Award Notice for such performance unit.
Performance Awards. Performance Awards are Awards structured to qualify as deductible “performance-based” compensation for purposes of Section 162(m) of the IRC as described under “Limitation on Income Tax Deduction” below. The Committee may grant Awards in the form of Performance Awards to Employees who are “covered employees” within the meaning of Section 162(m) of the IRC and to other Participants in order to qualify such Awards as “performance-based” compensation for purposes of Section 162(m) of the IRC. Under Section 162(m) of the IRC, “covered employees” generally means the chief executive officer and the next three highest-paid executive officers other than the chief financial officer. Performance Awards may take the form of Stock Awards, Restricted Stock Unit Awards or performance units that are conditioned upon the satisfaction of enumerated Performance Criteria during a stated Performance Period, which Awards, in addition to satisfying the requirements otherwise applicable to that type of Award generally, also satisfy the requirements of Performance Awards under the Omnibus Plan.
Performance Awards must be based upon one or more of the following Performance Criteria: (a) economic value added models, (b) operating ratio, (c) cost reduction (or limits on cost increases), (d) debt to capitalization, (e) debt to equity, (f) earnings, (g) earnings before interest and taxes, (h) earnings before interest, taxes, depreciation and amortization, (i) earnings before interest, taxes, depreciation, amortization and operating leases, (j) earnings per share, (k) net income, (l) operating income, (m) increase in total revenue, (n) net sales, (o) return on assets, (p) return on capital employed, (q) return on equity, (r) return on stockholders’ equity or total stockholders’ return, (s) gross margin or operating margin, (t) net profit, (u) operating profits, (v) profits before tax, (w) ratio of operating earnings to capital spending, (x) free cash flow, (y) return on assets, (z) equity or stockholders’ equity, (aa) Class A Common Stock price per share, (ab) the number of reported injuries, derailments or other accidents, as defined and required by the Federal Railroad Administration (or a successor entity) in absolute numbers or in the ratio thereof to miles of track, employees, hours worked or other similar measurements, (ac) attainment of strategic or operational initiatives, (ad) book value or (ae) any combination of the foregoing criteria, which, in each case, may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof.
For each Performance Period, the Committee will, in its sole discretion, designate within the initial period allowed under Section 162(m) of the IRC which persons will be eligible for Performance Awards for such period, the length of the Performance Period, the types of Performance Awards to be issued, the Performance Criteria that are to be used to establish Performance Goals, the kind or level of Performance Goals and other relevant matters.
After the close of each Performance Period, the Committee will determine whether the Performance Goals for the cycle have been achieved. In determining the actual Award to be paid to a Participant, the Committee has the authority to reduce or eliminate any Performance Award earned by the Participant, based upon any objective or subjective criteria it deems appropriate.

The Award Notice for each performance award will set forth or make reference to the Performance Period, Performance Criteria, Performance Goals, Performance Formula, performance pool and other terms applicable to such Performance Award.
Payment Terms
Awards may be paid in cash, shares of Class A Common Stock, a combination of cash and shares of Class A Common Stock or in any other permissible form, as the Committee determines. Payment of Awards may include such terms, conditions, restrictions and/or limitations, if any, as the Committee deems appropriate, including, in the case of Awards paid in shares of Class A Common Stock, restrictions on transfer of such shares and provisions regarding the forfeiture of such shares under specified circumstances.
At the discretion of the Committee, a Participant may defer payment of any Award, salary or bonus compensation, compensation for serving on the Company’s Board, dividend or dividend equivalent, or any portion thereof. If permitted by the Committee, a deferral must be made in accordance with any administrative guidelines established by the Committee for such purpose. Such deferred items may be credited with interest (at a rate determined by the Committee) or invested by the Company and, with respect to those deferred awards denominated in the form of Class A Common Stock, credited with dividends or dividend equivalents. All deferrals must be in compliance with Section 409A of the IRC.
The Company will be entitled to deduct from any payment to a Participant under the Omnibus Plan the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment or may require the Participant to pay to the Company such tax prior to and as a condition of the making of such payment. Subject to certain limitations, the Committee may allow a Participant to pay the amount of taxes required by law to be withheld from an Award by withholding any shares of Class A Common Stock to be paid under such Award or by permitting the Participant to deliver to the Company shares of Class A Common Stock having a fair market value equal to the amount of such taxes.
Adjustments Upon Certain Events
In the event that there is a stock dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or transaction or exchange of Class A Common Stock or other corporate exchange, or any distribution to stockholders of Class A Common Stock or other property or securities or any extraordinary cash dividends (other than regular cash dividends) or any transaction similar to the foregoing or other transaction that results in a change to the Company’s capital structure, the Omnibus Plan provides that the Committee will make substitutions and/or adjustments to the maximum number of shares available for issuance under the Plan, the maximum Award payable, the number of shares to be issued pursuant outstanding Awards, the option prices, exercise prices or purchase prices of outstanding Awards and/or any other affected terms of an Award or the Plan as the Committee deems equitable or appropriate in its sole discretion. Except for such adjustments, repricing of any stock options and/or stock appreciation rights by the Committee is prohibited unless such action is approved by our stockholders.
Termination and Amendment of Omnibus Plan
The Committee may suspend or terminate the Omnibus Plan at any time for any reason with or without prior notice. In addition, the Committee may amend the Omnibus Plan, provided that it may not, without stockholder approval, adopt any amendment if stockholder approval is required, necessary or deemed advisable with respect to tax, securities, or other applicable laws or regulations, including, but not limited to, the listing requirements of the stock exchange on which the Company’s securities are listed. No amendment of the Omnibus Plan may materially and adversely affect the rights of a Participant under any outstanding Award.
Securities Act Registration
Shares of Class A Common Stock issuable under the Omnibus Plan will be registered with the SEC on Form S-8 as soon as practicable, subject to the stockholders’ approval of the Plan Amendment.

New Plan Benefits
The Committee established and approved the total dollar value of annual long-term equity awards for 2015 on February 3, 2015 for our Executive Officers and other key employees. In accordance with the Company’s stock-based award policies, stock option and restricted stock awards are delivered through four quarterly grants on February 27, May 29, August 31 and November 30, 2015. The quarterly grants of these awards on February 27, 2015 were not subject to stockholder approval of the Plan Amendment. The remaining three quarterly grants, however, may, depending on the fair market value of our Class A Common Stock on each distinct day (which will determine the numbers of stock options and shares of restricted stock to be granted), be subject to such approval. Accordingly, the amounts set forth in the table below represents 75% of the total dollar value of the annual long-term equity awards for 2015, (that is, the remaining three quarterly grants) for (1) each of our Executive Officers, (2) our Executive Officers, as a group, (3) our non-management directors, as a group, and (4) all of our employees who are not Executive Officers, as a group. The numbers of equity awards will depend on our share price on each future date and, accordingly, are not presently determinable. The Committee has not yet granted any equity awards for 2015 to the Non-Executive Director Group (our non-management directors), and our equity award process is not formula driven.

Name and Principal Position	Dollar Value
John C. Hellmann	$2,326,191
President and Chief Executive Officer
Timothy J. Gallagher	$630,175
Chief Financial Officer
David A. Brown	$544,441
Chief Operating Officer
Allison M. Fergus	$574,547
General Counsel and Secretary
Matthew O. Walsh	$574,547
SVP, Corporate Development
Executive Group (1)	$4,814,056
Non-Executive Director Group	$900,000
Non-Executive Officer Employee Group	$5,703,005
(1) The Executive Group includes the total for the five Executive Officers above.

Stock-Based Awards Previously Granted Under the Omnibus Plan
The following table sets forth the stock-based awards granted under the Omnibus Plan that were outstanding as of the Record Date (March 16, 2015).
STOCK-BASED AWARDS PREVIOUSLY GRANTED UNDER THE OMNIBUS PLAN

Name and Principal Position	Outstanding Stock Options (#) (2)	Outstanding Restricted Stock and Restricted Stock Units (#) (3)	Outstanding Deferred Stock Units (#) (4)	Outstanding Performance-based TSR RSUs (#) (5)
John C. Hellmann	298,293	19,026	—	8,490
President and Chief Executive Officer
Timothy J. Gallagher	94,921	5,087	—	2,798
Chief Financial Officer
David A. Brown	50,226	5,564	—	2,487
Chief Operating Officer
Allison M. Fergus	58,570	4,115	—	2,624
General Counsel and Secretary
Matthew O. Walsh	76,202	4,448	—	4,373
SVP, Corporate Development
Executive Group (1)	600,729	39,585	—	22,316
Non-Executive Director Group	—	12,559	146,549	—
Non-Executive Officer Employee Group	413,159	78,468	—	6,494

(1)	The Executive Group includes the total for the five Executive Officers above as well as our Chief Accounting Officer.

(2)
Exercise prices range from $35.99 to $103.10, with expiration dates ranging from May 27, 2015 to February 26, 2020. Vesting dates range from August 31, 2015 to February 27, 2018 for unvested stock options.

(3)	Vesting dates for restricted stock and restricted stock unit awards range from May 12, 2015 to February 27, 2018.

(4)	Represents DSU awards granted to all directors in lieu of cash payments for fees earned at 125%.

(5)
Represents performance-based TSR RSUs granted in 2014 and 2015 under our long-term incentive program as described above in TSR RSU Program. Performance-based TSR RSU awards issued under the TSR RSU Program are granted once per year and vest based upon achievement of market performance criteria, ranging from 0% to 100%, and continued service during the performance period. The performance period for the performance-based TSR RSU awards is three years.

On March 16, 2015, the market value of the shares underlying outstanding stock options, restricted stock, restricted stock units and deferred stock units under the Omnibus Plan and the shares available for future issuance under the Omnibus Plan was $223.3 million. Market value does not correspond to the realizable value of the awards. No amount is included for the performance-based TSR RSU awards for our Executive Officers as the threshold for any payout on the 2014 and 2015 annual awards granted under the TSR RSU Program has not been met.
The Omnibus Plan allows for the issuance of up to 6,187,500 Class A common shares for awards, which include stock options, restricted stock and restricted stock units and any other form of award established by the Compensation Committee, in each case consistent with the Omnibus Plan’s purpose. Any shares of Common Stock related to awards that terminate by expiration, forfeiture or cancellation are deemed available for issuance or reissuance under the Omnibus Plan. In total, at March 16, 2015, there remained 1,613,225 shares of Class A Common Stock available for future issuance under the Omnibus Plan.
Tax Status of Omnibus Plan Awards
The following discussion of the federal income tax status of Awards under the Omnibus Plan, as proposed, is based on present federal tax laws and regulations and does not purport to be a complete description of the federal income tax laws. Participants may also be subject to certain state and local taxes, which are not described below.

Non-Qualified Stock Options. No income will be realized by a Participant at the time a non-qualified stock option is granted, and no deduction will be available to the Company at such time. When the non-qualified stock option is exercised, the Participant generally will realize taxable ordinary income in an amount equal to the excess of the fair market value of the shares of Class A Common Stock acquired from the exercise of such stock option over the exercise price, and the Company will receive a corresponding deduction at such time. If a non-qualified stock option is exercised by delivering shares of Class A Common Stock to the Company, the use of such shares of Class A Common Stock will not be considered a taxable disposition of such shares. Instead, (a) the number of shares of Class A Common Stock received from the exercise equal to the number of shares delivered will have the same basis and same holding period as the shares so delivered, (b) the Participant will realize taxable ordinary income in an amount equal to the fair market value of the additional shares of Class A Common Stock received from the exercise of such stock option, (c) the Participant will have a tax basis in the additional shares equal to their fair market value and the holding period of the additional shares will begin on the date that they are actually acquired and (d) the Company will receive a deduction at such time in the same amount as the taxable income realized by the Participant. In either case, the Company’s deduction will be subject to the limitations of Section 162(m) of the IRC, if applicable (see “Limitation on Income Tax Deduction”). The gain, if any, realized upon the subsequent disposition by the Participant of the shares of Class A Common Stock will constitute short- or long-term capital gain, depending on the Participant’s holding period.
Incentive Stock Options. No income will be realized by a Participant either at the time an incentive stock option is granted or upon the exercise thereof by the Participant (provided there is no sale), and no deduction will be available to the Company at such times. However, the difference between the exercise price and strike price on the date of exercise will be an “item of tax preference” that may give rise to “alternative minimum tax” liability at the time of exercise. If the Participant holds the shares of Class A Common Stock underlying the stock option for the greater of two years after the date the stock option was granted or one year after the acquisition of such shares of Class A Common Stock (the “required holding period”), then upon the disposition of such shares of Class A Common Stock, the Participant will realize a long-term capital gain or loss equal to the difference between the aggregate exercise price previously paid for the shares disposed and the proceeds received from such disposition; the Company will not be entitled to any deduction. If the shares of Class A Common Stock are disposed of in a sale, exchange or other disqualifying disposition during the required holding period, then the Participant will realize ordinary taxable compensation at the time of such disposition equal to the difference between the exercise price previously paid for the shares and the lesser of the fair market value of the stock on the date of option exercise or the amount realized on the subsequent disposition of the shares, and the Company will be entitled to a corresponding deduction at such time, subject to the limitations of Section 162(m) of the IRC, if applicable (see “Limitation on Income Tax Deduction”). Any remaining portion of taxable gain will constitute short- or long-term capital gain, depending on the Participant’s holding period.
Stock Appreciation Rights. No income will be realized by a Participant at the time a stock appreciation right is awarded, and no deduction will be available to the Company at such time. A Participant will realize ordinary income upon the exercise of the stock appreciation right in an amount equal to the fair market value of the shares of Class A Common Stock received by the Participant from such exercise, and the Company will be entitled to a corresponding deduction at such time, subject to the limitations of Section 162(m) of the IRC, if applicable (see “Limitation on Income Tax Deduction”).
Unrestricted Stock-Based Award. Upon the grant of an unrestricted stock-based Award, a Participant will realize taxable income equal to the fair market value at such time of the shares of Class A Common Stock received by the Participant under such Award (less the purchase price therefor, if any), and the Company will be entitled to a corresponding tax deduction at that time, subject to the limitations of Section 162(m) of the IRC, if applicable (see “Limitation on Income Tax Deduction”).
Restricted Stock-Based Award. Upon the grant of a restricted stock-based Award, no income will be realized by a Participant (unless a Participant timely makes an election to accelerate the recognition of the income to the date of grant), and the Company will not be allowed a deduction at that time; when the Award vests and is no longer subject to a substantial risk of forfeiture for income tax purposes, the Participant will realize taxable ordinary income in an amount equal to the fair market value at such time of the shares of Class A Common Stock received by the Participant under such Award (less the purchase price therefor, if any), and the Company will be entitled to a corresponding deduction at such time. If a Participant does make a timely election to accelerate the recognition of income (a “Section 83(b) election”), then the Participant will recognize taxable ordinary income in an amount equal to the fair market value at the time of grant of the shares of Class A Common Stock to be received by the Participant under such Award (less the purchase price therefor, if any), and the Company will be entitled to a corresponding deduction at such time. Participants will only be eligible to make a Section 83(b) election on restricted stock-based awards that constitute an award of “property” within the meaning of Section 83 of the IRC (e.g., shares of restricted stock) as of the grant date. In each case, the Company’s deduction will be subject to the limitations of Section 162(m) of the IRC, if applicable (see “Limitation on Income Tax Deduction”).

Performance Units and Performance Awards. A Participant receiving a performance unit or Performance Award will not recognize income, and the Company will not be allowed a tax deduction, at the time such Award is granted. When a Participant receives payment of a performance unit or Performance Award, the amount of the fair market value of any shares of Class A Common Stock received will be ordinary income to the Participant, and the Company will be entitled to a corresponding tax deduction at that time, subject to the limitations of Section 162(m) of the IRC, if applicable (see “Limitation on Income Tax Deduction”).
Effect of Deferral on Taxation of Awards. If the Committee permits a Participant to defer the receipt of payment of an Award and such Participant makes an effective election to defer the payment of the Award in accordance with the administrative guidelines established by the Committee, the Participant will not realize taxable income until the date the Participant becomes entitled to receive such payment pursuant to the terms of the deferral election, and the Company will not be entitled to a deduction until such time, assuming the deferral arrangement complies with Section 409A of the IRC. Any interest or dividends paid on, or capital gains resulting from, the investment by the Company of the amount deferred during the deferral period will be taxable to the Company in the year recognized. At the time the Participant becomes entitled to receive the deferred payment, the Participant will recognize taxable income in an amount equal to the actual payment to be received, including any interest or earnings credited on the amount deferred during the deferral period, and the Company will be entitled to a corresponding deduction for such amount at that time, subject to the limitations of Section 162(m) of the IRC, if applicable. Section 409A of the IRC generally establishes rules that must be followed with respect to covered deferred compensation arrangements in order to avoid the imposition of an additional 20% penalty tax (plus interest) on the employee or other service provider who is entitled to receive the deferred compensation.
Limitation on Income Tax Deduction
Pursuant to Section 162(m) of the IRC, the Company may not deduct compensation paid to a covered employee in any year in excess of $1 million. However, qualifying performance-based compensation is not subject to such limitation if certain requirements are met. One requirement is stockholder approval of (i) the Performance Criteria upon which performance-based Awards may be based, (ii) the annual per-participant limits on grants of performance-based Awards and stock options and stock appreciation rights and (iii) the class of employees eligible to receive awards. The Board has submitted the Omnibus Plan for approval by the stockholders in order to permit the grant of certain Awards thereunder, such as stock options, stock appreciation rights, Stock Awards and certain performance units, that will constitute “performance-based” compensation, which will be excluded from the calculation of annual compensation of Covered Employees for purposes of Section 162(m) of the IRC and will be fully deductible by the Company, assuming all other requirements are met to permit deductibility. The Committee may grant Awards under the Omnibus Plan that do not qualify as performance-based compensation under Section 162(m) of the IRC. The payment of any such non-qualifying Awards to a Covered Employee could be non-deductible by the Company, in whole or in part, under Section 162(m) of the IRC, depending on such Covered Employee’s total compensation in the applicable year or other considerations.

PROPOSAL THREE:
RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS
PwC served as our independent registered public accounting firm for our fiscal year ended December 31, 2014. In addition to the audit of the 2014 financial statements, the Audit Committee engaged PwC to perform certain other services for which it was paid fees. PwC has served as our independent registered public accounting firm since 2002. Our Audit Committee believes that the continued retention of PwC is in the best interests of the Company and its stockholders and has selected PwC as our independent registered public accounting firm for fiscal year 2015, subject to ratification by our stockholders at the annual meeting.
We are asking our stockholders to ratify the selection of PwC as our independent registered public accounting firm for fiscal year 2015. Although ratification is not required by our by-laws or otherwise, the Board is submitting the selection of PwC to our stockholders for ratification because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate practice. In the event that our stockholders fail to ratify the selection, it will be considered as guidance to the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.
One or more representatives of PwC are expected to be present at the annual meeting and are expected to be available to respond to appropriate questions. In addition, the representatives will have the opportunity to make a statement if they so desire.
The Board of Directors unanimously recommends that stockholders vote FOR the ratification of PwC as the Company’s independent registered public accounting firm for its fiscal year 2015.
Principal Accountant Fees and Services
Aggregate fees for professional services rendered to us by PwC for the years ended December 31, 2013 and 2014 were:

	2013	2014
Audit Fees (1)	$2,323,000	$2,263,000
Audit-Related Fees (2)	109,000	67,000
Tax Fees (3)	37,000	—
All Other Fees (4)	8,000	7,000
Total	$2,477,000	$2,337,000

(1)
Audit fees for the years ended December 31, 2013 and 2014 were for professional services rendered by PwC for the audits of the consolidated financial statements of the Company, including the audit of internal control over financial reporting, statutory audits and assistance with review of documents filed with the SEC.

(2)
Audit-Related fees for the year ended December 31, 2013 were for audit, assurance and related services by PwC primarily related to the secondary offering of the Company’s Class A Common Stock. Audit-Related fees for the year ended December 31, 2014 were for audit, assurance and related services by PwC primarily related to advice on the new performance-based TSR RSU awards.

(3)	Tax fees for the year ended December 31, 2013 were for professional services by PwC related to tax compliance, tax planning and tax advice.

(4)	All other fees for the years ended December 31, 2013 and 2014 were for products and services provided by PwC related to a license agreement for accounting research software.

Our Audit Committee has not adopted pre-approval policies and procedures for audit and permitted non-audit services. The engagement of PwC for non-audit accounting and tax services is limited to circumstances where these services are considered integral to the audit services that PwC provides or where there is another compelling rationale for using PwC. All audit, audit-related and permitted non-audit services for which PwC was engaged were pre-approved by the Audit Committee in compliance with applicable SEC requirements.

STOCKHOLDER PROPOSALS FOR 2016 ANNUAL MEETING
Under the SEC’s rules and regulations, in order for any stockholder proposal to be included in our proxy statement to be issued in connection with our 2016 annual meeting, that proposal must be received by our Secretary at our executive office currently located at 20 West Avenue, Darien, Connecticut 06820, no later than December 1, 2015. If that proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the proxy card issued for that annual meeting. Pursuant to our by-laws, stockholders may wish to submit proposals at the 2016 annual meeting rather than include such proposals in our proxy materials, but in order for such proposals to be deemed timely, notice of such proposals containing required information must be in writing and be delivered to our Secretary at our principal executive offices no earlier than February 2, 2016, and no later than March 3, 2016. Failure to deliver a proposal in accordance with this procedure may result in it not being timely received.

HOUSEHOLDING OF PROXY MATERIALS
SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single annual report and proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies. While the Company does not household, a number of brokerage firms with account holders who are Company stockholders household proxy materials, delivering a single set of our Proxy Materials or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can request and the Company will promptly deliver a separate copy of the Proxy Materials or Notice by writing to our Secretary at our principal executive offices, which are located at 20 West Avenue, Darien, Connecticut 06820 or by calling (203) 202-8900.

REPORT OF THE AUDIT COMMITTEE
The duties and responsibilities of the Audit Committee are set forth in our Audit Committee Charter which can be found on our website at www.gwrr.com/governance. The Audit Committee has:

•
selected PwC as our independent registered public accounting firm to audit and report on our consolidated financial statements as of and for the year ended December 31, 2014 and the effectiveness of the Company’s internal control over financial reporting as of December 31, 2014, based on the criteria established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”).

•	reviewed and discussed our audited financial statements for 2014 with management and with PwC, our independent registered public accounting firm;

•
discussed with PwC, our independent registered public accounting firm, the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standards No. 16 “Communications with Audit Committees,” including the quality of the Company’s accounting principles, the reasonableness of management’s significant judgments and the clarity of disclosures in the financial statements; and

•
received the written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board regarding PwC’s communications with the Audit Committee concerning independence, and has discussed with PwC its independence.

In performing all of these functions, the Audit Committee acts in an oversight capacity. The Audit Committee reviews the Company’s quarterly and annual reports on Form 10-Q and Form 10-K, respectively, prior to filing with the SEC. In its oversight role, the Audit Committee relies on the work and assurances of:

•
the Company’s management, which has the primary responsibility for establishing and maintaining adequate internal control over financial reporting and for preparing the financial statements and other reports; and

•	PwC, which is engaged to audit and report on the consolidated financial statements of the Company and the effectiveness of the Company’s internal control over financial reporting.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 for filing with the SEC.
Audit Committee:
Ann N. Reese, Chairman
Richard H. Allert
Robert M. Melzer
Philip J. Ringo
Mark A. Scudder

OTHER MATTERS
Our Board does not know of any other matters that are to be presented for action at the annual meeting. Should any other matter come before the annual meeting, however, the proxyholders will have discretionary authority to vote all proxies with respect to such matter in accordance with their judgment.

BY ORDER OF THE BOARD OF DIRECTORS

Allison M. Fergus
General Counsel and Secretary
Dated: March 30, 2015

GENESEE & WYOMING INC.
ATTN: SECRETARY
20 WEST AVENUE
DARIEN, CT 06820

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. EDT on May 11, 2015 (May 6, 2015 for participants of the Company's employee stock purchase plan). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. EDT on May 11, 2015 (May 6, 2015 for participants of the Company's employee stock purchase plan). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Mailed proxy cards must be received no later than May 11, 2015 (May 6, 2015 for participants of the Company's employee stock purchase plan).

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M88370-P61543

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GENESEE & WYOMING INC.

The Board of Directors recommends you vote FOR the following nominees:

	For All	Withhold All	For All Except
1a. Election of Directors for a Three-Year Term Expiring in 2018	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Richard H. Allert
02) Michael Norkus
03) Ann N. Reese

1b. Election of Director for a Two-Year Term Expiring in 2017

Nominee:

04) Hunter C. Smith

The Board of Directors recommends you vote FOR proposals 2 and 3:

	For	Against	Abstain
2. Adoption of our Third Amended and Restated 2004 Omnibus Incentive Plan.	☐	☐	☐
3. Ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2015.	☐	☐	☐

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

Please sign exactly as your name(s) appear(s) hereon and date. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign and date. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders of Genesee & Wyoming Inc. to be held on May 12, 2015.
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M88371-P61543

GENESEE & WYOMING INC.

Annual Meeting of Stockholders to be held on Tuesday, May 12, 2015 10:00 A.M. EDT

This Proxy is Solicited on Behalf of the Board of Directors for the 2015 Annual Meeting of Stockholders

The undersigned hereby appoints ALFRED Q. RICOTTA and TIMOTHY J. GALLAGHER, and each of them, proxies for the undersigned, with power of substitution, to represent and vote as designated on the reverse side of this card all shares of Class A Common Stock and all shares of Class B Common Stock (if any) of GENESEE & WYOMING INC. (the "Company") held of record by the undersigned on March 16, 2015, at the Annual Meeting of Stockholders of the Company to be held at the Sheraton Stamford Hotel, 700 Main Street, Stamford, Connecticut 06901, on Tuesday, May 12, 2015 at 10:00 A.M. EDT, or at any adjournment or postponement thereof.

The undersigned acknowledges receipt of the Notice of Internet Availability of Proxy Materials and/or Proxy Statement and Annual Report describing more fully the proposals set forth herein.

This Proxy, when properly executed, will be voted as specified by the undersigned. This Proxy revokes any prior proxy given by the undersigned. **If the Proxy is signed but no direction is given, such Proxy will be voted FOR the election of the four nominees for director listed on the reverse side of this card and FOR Proposals 2 and 3, and it will be voted in the discretion of the proxies upon such other matters as may properly come before the Annual Meeting.**

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

(CONTINUED AND TO BE DATED AND SIGNED, ON THE OTHER SIDE)

ANNEX I
GENESEE & WYOMING INC.
~~SECOND~~ THIRD AMENDED AND RESTATED
2004 OMNIBUS INCENTIVE PLAN
Effective May , ~~2011~~2015
ARTICLE 1
PURPOSE AND TERM OF PLAN
Section 1.1 Purpose. The purpose of the Plan is to provide motivation to selected Employees, Directors and Consultants to put forth their efforts toward the continued growth, profitability, and success of the Company by providing incentives to such Employees, Directors and Consultants through the ownership and performance of Common Stock.
Section 1.2 Term. The Plan was initially approved by the Board on April 2, 2004, and became effective on May 12, 2004, the date of the approval by G&W’s stockholders at the 2004 Annual Meeting of the Stockholders. The Plan was amended by the Board on March 30, 2007, and became effective on May 30, 2007, the date of approval by the Company’s stockholders at the 2007 Annual Meeting of the Stockholders. The Plan was further amended by the Board on March 22, 2011 ~~to increase the maximum number of shares of Common Stock available for grant of Awards under the Plan by 2,500,000, from 3,687,500 shares to 6,187,500 shares~~ and became effective on May 26, 2011, the date of approval by the Company’s stockholders at the 2011 Annual Meeting of Stockholders. The Plan was further amended by the Board on March 30, 2015 to increase the maximum number of shares of Common Stock available for grant of Awards under the Plan by 1,250,000 from 6,187,500 shares to 7,437,500. This amendment will become effective upon the date of the approval by G&W’s stockholders at the ~~2011~~2015 Annual Meeting of the Stockholders. If stockholder approval of the amendment is not obtained at the ~~2011~~2015 Annual Meeting of the Stockholders, the Plan as last approved in ~~May 2007~~May 2011 will remain in full force and effect~~, as supplemented May 28, 2008~~.
Section 1.3 Successor Plan. This Plan shall serve as the successor to the Genesee & Wyoming Inc. 1996 Stock Option Plan, the Genesee & Wyoming Inc. Stock Option Plan for Outside Directors and the Genesee & Wyoming Deferred Stock Plan for Non-Employee Directors (the “Predecessor Plans”), and no further awards shall be made under the Predecessor Plans from and after the effective date of this Plan. All outstanding awards under the Predecessor Plans immediately prior to the effective date of this Plan are hereby incorporated into this Plan and shall accordingly be treated as outstanding awards under this Plan; provided, however, each such award shall continue to be governed solely by the terms and conditions of the instrument evidencing such award and interpreted under the terms of the respective Predecessor Plan, and, except as otherwise expressly provided herein, no provision of this Plan shall affect or otherwise modify the rights or obligations of holders of such incorporated awards with respect to their acquisition of shares of Common Stock, or otherwise modify the rights or the obligations of the holders of such awards. Any shares of Common Stock reserved for issuance under the Predecessor Plans in excess of the number of shares as to which awards have been awarded thereunder, plus any such shares as to which awards granted under the Predecessor Plans may lapse, expire, terminate or be cancelled, shall be deemed available for issuance or reissuance under Section 6.1 of the Plan.

ARTICLE 2
DEFINITIONS
In any necessary construction of a provision of this Plan, the masculine gender may include the feminine, and the singular may include the plural, and vice versa.

Section 2.1 “Award” means any form of stock option, stock appreciation right, Stock Award, Restricted Stock Unit, performance unit, Performance Award, or other incentive award granted under the Plan, whether singly, in combination, or in tandem, to a Participant by the Committee pursuant to such terms, conditions, restrictions and/or limitations, if any, as the Committee may establish by the Award Notice or otherwise.
Section 2.2 “Award Notice” means the document establishing the terms, conditions, restrictions, and/or limitations of an Award in addition to those established by this Plan and by the Committee’s exercise of its administrative powers. The Committee will establish the form of the document in the exercise of its sole and absolute discretion.
Section 2.3 “Board” means the Board of Directors of G&W.
Section 2.4 “CEO” means the Chief Executive Officer of G&W.
Section 2.5 “Code” means the Internal Revenue Code of 1986, as amended from time to time, including the regulations thereunder and any successor provisions and the regulations thereto.
Section 2.6 “Committee” means the Compensation Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan; provided that the Committee shall consist of two or more Directors, all of whom are both a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act and an “outside director” within the meaning of the definition of such term as contained in Proposed Treasury Regulation Section 1.162-27(e)(3), or any successor definition adopted under Section 162(m) of the Code.
Section 2.7 “Common Stock” means the Class A Common Stock, par value $.01 per share, of G&W.
Section 2.8 “Company” means G&W and its Subsidiaries.
Section 2.9 “Consultants” means the consultants, advisors and independent contractors retained by the Company.
Section 2.10 “Covered Employee” means an Employee who is a “covered employee” within the meaning of Section 162(m) of the Code.
Section 2.11 “Director” means a non-Employee member of the Board.
Section 2.12 “Effective Date” means the date an Award is determined to be effective by the Committee upon its grant of such Award, which date shall be set forth in the applicable Award Notice.
Section 2.13 “Employee” means any person employed by the Company on a full or part-time basis.
Section 2.14 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including the rules thereunder and any successor provisions and the rules thereto.
Section 2.15 “Fair Market Value” means the closing price of the Common Stock on the principal national securities exchange on which the Common Stock is then listed or admitted to trading, and the closing price shall be the last reported sale price regular way on such date (or, if no sale takes place on such date, the last reported sale price regular way on the next preceding date on which such sale took place), as reported by such exchange. If the Common Stock is not then so listed or admitted to trading on a national securities exchange, then Fair Market Value shall be the closing price (the last reported sale price regular way) of the Common Stock in the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), if the closing price of the Common Stock is then reported by NASDAQ. If the Common Stock closing price is not then reported by NASDAQ, then Fair Market Value shall be the mean between the representative closing bid and closing asked prices of the Common Stock in the over-the-counter market as reported by NASDAQ. If the Common Stock bid and asked prices are not then reported by NASDAQ, then Fair Market Value shall be the quote furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by G&W for that purpose. If no member of the National Association of Securities Dealers, Inc. then furnishes quotes with respect to the Common Stock, then Fair Market Value shall be the value determined by the Committee in good faith.

Section 2.16 “G&W” means Genesee & Wyoming Inc.
Section 2.17 “Negative Discretion” means the discretion authorized by the Plan to be applied by the Committee in determining the size of a Performance Award for a Performance Period if, in the Committee’s sole judgment, such application is appropriate. Negative Discretion may only be used by the Committee to eliminate or reduce the size of a Performance Award. In no event shall any discretionary authority granted to the Committee by the Plan, including, but not limited to Negative Discretion, be used to: (a) grant Performance Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained under the applicable Performance Formula; or (b) increase a Performance Award above the maximum amount payable under Section 6.3 of the Plan.
Section 2.18 “Participant” means either an Employee, Director or Consultant to whom an Award has been granted under the Plan.
Section 2.19 “Performance Awards” means the Stock Awards and performance units granted pursuant to Article 7. Performance Awards are intended to qualify as “performance-based compensation” under Section 162(m) of the Code.
Section 2.20 “Performance Criteria” means the one or more criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period. The Performance Criteria that will be used to establish such Performance Goal(s) shall be limited to the following: (a) economic value added models; (b) operating ratio, (c) cost reduction (or limits on cost increases), (d) debt to capitalization, (e) debt to equity, (f) earnings, (g) earnings before interest and taxes, (h) earnings before interest, taxes, depreciation and amortization, (i) earnings before interest, taxes, depreciation, amortization and operating leases, (j) earnings per share, (k) net income, (l) operating income, (m) increase in total revenue, (n) net sales, (o) return on assets, (p) return on capital employed, (q) return on equity, (r) return on stockholders’ equity or total stockholders’ return, (s) gross margin or operating margin, (t) net profit, (u) operating profits, (v) profits before tax, (w) ratio of operating earnings to capital spending, (x) free cash flow, (y) return on assets, (z) equity or stockholders’ equity, (aa) Common Stock price per share, (ab) the number of reported injuries, derailments or other accidents, as defined and required by the Federal Railroad Administration (or such successor entity thereto) in absolute numbers or in the ratio thereof to miles of track, employees, hours worked or other similar measurements, (ac) attainment of strategic or operational initiatives, (ad) book value; or (ae) any combination of the foregoing, which, in each case, may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof.
Section 2.21 “Performance Formula” means, for a Performance Period, the one or more objective formulas (expressed as a percentage or otherwise) applied against the relevant Performance Goal(s) to determine, with regards to the Award of a particular Participant, whether all, some portion but less than all, or none of the Award has been earned for the Performance Period.
Section 2.22 “Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria. Any Performance Goal shall be established in a manner such that a third party having knowledge of the relevant performance results could calculate the amount to be paid to the Participant. For any Performance Period, the Committee is authorized at any time during the initial time period permitted by Section 162(m) of the Code, in its sole and absolute discretion, to provide for the adjustment or modification of the calculation of a Performance Goal for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development; (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions; and (c) in view of the Committee’s assessment of the business strategy of the Company, performance of comparable organizations, economic and business conditions, and any other circumstances deemed relevant.
Section 2.23 “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Award.

Section 2.24 “Plan” means this ~~Second~~Third Amended and Restated 2004 Omnibus Incentive Plan, as amended from time to time.
Section 2.25 “Restricted Stock Unit Award” means an Award granted pursuant to Article 11 in the form of a right to receive shares of Common Stock on a future date.
Section 2.26 “Stock Award” means an award granted pursuant to Article 10 in the form of shares of Common Stock, restricted shares of Common Stock, and/or units of Common Stock.
Section 2.27 “Subsidiary” means a corporation or other business entity in which G&W directly or indirectly has an ownership interest of 20 percent or more, except that with respect to incentive stock options, “Subsidiary” shall mean “subsidiary corporation” as defined in Section 424(f) of the Code.
ARTICLE 3
ELIGIBILITY
Section 3.1 In General. Subject to Section 3.2 and Article 4, all Employees, Directors and Consultants are eligible to participate in the Plan. The Committee may select, from time to time, Participants from those Employees, Directors and Consultants.
Section 3.2 Incentive Stock Options. Only Employees shall be eligible to receive “incentive stock options” (within the meaning of Section 422 of the Code).
ARTICLE 4
PLAN ADMINISTRATION
Section 4.1 Responsibility. The Committee shall have total and exclusive responsibility to control, operate, manage and administer the Plan in accordance with its terms.
Section 4.2 Authority of the Committee. The Committee shall have all the authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan. Without limiting the generality of the preceding sentence, the Committee shall have the exclusive right to:

(a) determine eligibility for participation in the Plan;

(b) select the Participants and determine the type of Awards to be made to Participants, the number of shares subject to Awards and the terms, conditions, restrictions and limitations of the Awards, including, but not by way of limitation, restrictions on the transferability of Awards and conditions with respect to continued employment, performance criteria, confidentiality and non-competition;

(c) interpret the Plan;

(d) construe any ambiguous provision, correct any default, supply any omission, and reconcile any inconsistency of the Plan;

(e) issue administrative guidelines as an aid to administer the Plan and make changes in such guidelines as it from time to time deems proper;

(f) make regulations for carrying out the Plan and make changes in such regulations as it from time to time deems proper;

(g) to the extent permitted under the Plan, grant waivers of Plan terms, conditions, restrictions, and limitations;

(h) promulgate rules and regulations regarding treatment of Awards of a Participant under the Plan in the event of such Participant’s death, ~~D~~disability, ~~R~~retirement, termination from the Company or breach of agreement by the Participant, or in the event of a change of control of G&W;

(i) accelerate the vesting, exercise, or payment of an Award or the Performance Period of an Award when such action or actions would be in the best interest of the Company;

(j) establish such other types of Awards, besides those specifically enumerated in Article 5 hereof, which the Committee determines are consistent with the Plan’s purpose;

(k) subject to Section 4.3, grant Awards in replacement of Awards previously granted under this Plan or any other executive compensation plan of the Company;

(l) establish and administer the Performance Goals and certify whether, and to what extent, they have been attained;

(m) determine the terms and provisions of any agreements entered into hereunder;

(n) take any and all other action it deems necessary or advisable for the proper operation or administration of the Plan; and

(o) make all other determinations it deems necessary or advisable for the administration of the Plan, including factual determinations.
The decisions of the Committee and its actions with respect to the Plan shall be final, binding and conclusive upon all persons having or claiming to have any right or interest in or under the Plan.
Section 4.3 Option Repricing. Except for adjustments pursuant to Section 6.2, the Committee shall not reprice any stock options and/or stock appreciation rights unless such action is approved by the G&W’s stockholders. For purposes of the Plan, the term “reprice” shall mean the reduction, directly or indirectly, in the per-share exercise price of an outstanding stock option(s) and/or stock appreciation right(s) issued under the Plan by amendment, cancellation or substitution.
Section 4.4 Section 162(m) of the Code. With regards to Awards issued to Covered Employees that are intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code, the Plan shall, for all purposes, be interpreted and construed with respect to such Awards in the manner that would result in such interpretation or construction satisfying the exemptions available under Section 162(m) of the Code.
Section 4.5 Action by the Committee. Except as otherwise provided by Section 4.6, the Committee may act only by a majority of its members. Any determination of the Committee may be made, without a meeting, by a writing or writings signed by all of the members of the Committee.
Section 4.6 Allocation and Delegation of Authority. The Committee may allocate all or any portion of its responsibilities and powers under the Plan to any one or more of its members, the CEO or other senior members of management as the Committee deems appropriate and may delegate all or any part of its responsibilities and powers to any such person or persons, provided that any such allocation or delegation be in writing; provided, however, that only the Committee, or other committee consisting of two or more Directors, all of whom are both a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act and an “outside director” within the meaning of the definition of such term as contained in Proposed Treasury Regulation Section 1.162-27(e)(3), or any successor definition adopted under Section 162(m) of the Code, may select and grant Awards to Participants who are subject to Section 16 of the Exchange Act or are Covered Employees. The Committee may revoke any such allocation or delegation at any time for any reason with or without prior notice.

ARTICLE 5
FORM OF AWARDS
Section 5.1 In General. Awards may, at the Committee’s sole discretion, be paid in the form of Performance Awards pursuant to Article 7, stock options pursuant to Article 8, stock appreciation rights pursuant to Article 9, Stock Awards pursuant to Article 10, Restricted Stock Unit Awards pursuant to Article 11, performance units pursuant to Article 12, any form established by the Committee pursuant to Section 4.2(j), or a combination thereof. Each Award shall be subject to the terms, conditions, restrictions and limitations of the Plan and the Award Notice for such Award. Awards under a particular Article of the Plan need not be uniform and Awards under two or more Articles may be combined into a single Award Notice. Any combination of Awards may be granted at one time and on more than one occasion to the same Participant.
Section 5.2 Foreign Jurisdictions.

(a) Special Terms. In order to facilitate the making of any Award to Participants who are employed or retained by the Company outside the United States as Employees, Directors or Consultants (or who are foreign nationals temporarily within the United States) and who are not (and who are not expected to be) “covered employees” within the meaning of Section 162(m) of the Code, the Committee may provide for such modifications and additional terms and conditions (“Special Terms”) in Awards as the Committee may consider necessary or appropriate to accommodate differences in local law, policy or custom or to facilitate administration of the Plan. The Special Terms may provide that the grant of an Award is subject to (1) applicable governmental or regulatory approval or other compliance with local legal requirements and/or (2) the execution by the Participant of a written instrument in the form specified by the Committee, and that in the event such conditions are not satisfied, the grant shall be void. The Special Terms may also provide that an Award shall become exercisable or redeemable, as the case may be, if an Employee’s employment or Director or Consultant’s relationship with the Company ends as a result of workforce reduction, realignment or similar measure and the Committee may designate a person or persons to make such determination for a location. The Committee may adopt or approve sub-plans, appendices or supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for purposes of implementing any Special Terms, without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, no such sub-plans, appendices or supplements to, or amendments, restatements, or alternative versions of, the Plan shall: (a) increase the limitations contained in Section 6.3; (b) increase the number of available shares under Section 6.1; or (c) cause the Plan to cease to satisfy any conditions of Rule 16b-3 under the Exchange Act.

(b) Currency Effects. Unless otherwise specifically determined by the Committee, all Awards and payments pursuant to such Awards shall be determined in U.S. currency. The Committee shall determine, in its discretion, whether and to the extent any payments made pursuant to an Award shall be made in local currency, as opposed to U.S. dollars. In the event payments are made in local currency, the Committee may determine, in its discretion and without liability to any Participant, the method and rate of converting the payment into local currency.

ARTICLE 6
SHARES SUBJECT TO PLAN

Section 6.1 Available Shares. The maximum number of shares of Common Stock which shall be available for grant of Awards under the Plan (including incentive stock options) during its term shall not exceed ~~6,187,500~~7,437,500 (plus any shares of Common Stock which are or become available under Section 1.3, which shares shall also be available for grant of Awards under the Plan). Such amount shall be subject to adjustment as provided in Section 6.2. Any shares of Common Stock related to Awards which terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such shares or the payment of cash or other consideration in respect thereof, ~~are settled in cash in lieu of Common Stock,~~ or are exchanged with the Committee’s permission for Awards not involving Common Stock, shall be available again for grant under the Plan. ~~Moreover, if the exercise price of any Award granted under the Plan or the tax withholding requirements with respect to any Award granted under the Plan are satisfied by tendering shares of Common Stock to G&W (by either actual delivery or by attestation), only the number of shares of Common Stock issued net of the shares of Common Stock tendered will be~~

~~deemed delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan.~~ The shares of Common Stock available for issuance under the Plan may be authorized and unissued shares or treasury shares, including shares purchased in open market or private transactions. For the purpose of computing the total number of shares of Common Stock granted under the Plan, where one or more types of Awards, both of which are payable in shares of Common Stock, are granted in tandem with each other, such that the exercise of one type of Award with respect to a number of shares cancels an equal number of shares of the other, the number of shares granted under both Awards shall be deemed to be equivalent to the number of shares under one of the Awards.
Section 6.2 Adjustment Upon Certain Events. In the event that there is, with respect to G&W, a stock dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination, combination or transaction or exchange of Common Stock or other corporate exchange, or any distribution to stockholders of Common Stock or other property or securities or any extraordinary cash dividends (other than regular cash dividends) or any transaction similar to the foregoing or other transaction that results in a change to G&W’s capital structure, then the Committee shall make substitutions and/or adjustments to the maximum number of shares available for issuance under the Plan, the maximum Award payable under Section 6.3, the number of shares to be issued pursuant outstanding Awards, the option prices, exercise prices or purchase prices of outstanding Awards and/or any other affected terms of an Award or the Plan as the Committee, in its sole discretion and without liability to any person, deems equitable or appropriate. Unless the Committee determines otherwise, in no event shall the Award of any Participant that is intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code be adjusted pursuant to this Section 6.2 to the extent such adjustment would cause such Award to fail to qualify as “performance-based compensation” under Section 162(m) of the Code.
Section 6.3 Maximum Award Payable. Subject to Section 6.2, and notwithstanding any provision contained in the Plan to the contrary, (i) the maximum Award payable (or granted, if applicable) to any one Participant except for a Director under the Plan for a calendar year is 1,012,500 shares of Common Stock or, in the event the Award is paid in cash, $5,000,000~~.~~; and (ii) the maximum number of shares of Common Stock subject to Awards granted during a single calendar year to any Director, taken together with any cash fees paid to such Director, or a current or deferred basis (inclusive of any premium associated with the deferral of fees, if applicable) shall not exceed $500,000 in total value (calculating the value of any such Award based on the grant date fair value of such Awards computed in accordance with ASC Topic 718).
ARTICLE 7
PERFORMANCE AWARDS
Section 7.1 Purpose. For purposes of Performance Awards issued to Employees, Directors and Consultants which are intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code, the provisions of this Article 7 shall apply in addition to and, where necessary, in lieu of the provisions of Article 10, Article 11 and Article 12. The purpose of this Article is to provide the Committee the ability to qualify the Stock Awards authorized under Article 10, the Restricted Stock Unit Awards authorized under Article 11 and the performance units under Article 12 as “performance-based compensation” under Section 162(m) of the Code. The provisions of this Article 7 shall control over any contrary provision contained in Article 10, Article 11 or Article 12.

Section 7.2 Eligibility. For each Performance Period, the Committee will, in its sole discretion, designate within the initial period allowed under Section 162(m) of the Code, which Employees, Directors and Consultants will be Participants for such period. However, designation of an Employee, Director or Consultant as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. The determination as to whether or not such Participant becomes entitled to an Award for such Performance Period shall be decided solely in accordance with the provisions of this Article 7. Moreover, designation of an Employee, Director or Consultant as a Participant for a particular Performance Period shall not require designation of such Employee, Director or Consultant as a Participant in any subsequent Performance Period and designation of one Employee, Director or Consultant as a Participant shall not require designation of any other Employee, Director or Consultant as a Participant in such period or in any other period.

Section 7.3 Discretion of Committee with Respect to Performance Awards. The Committee shall have the authority to determine which Covered Employees or other Employees, Directors or Consultants shall be Participants of a Performance Award. With regards to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period, the type(s) of Performance Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goal(s), whether the Performance Goal(s) is(are) to apply to the Company or any one or more subunits thereof and the Performance Formula. For each Performance Period, with regards to the Performance Awards to be issued for such period, the Committee will, within the initial period allowed under Section 162(m) of the Code, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence of this Section 7.3 and record the same in writing.
Section 7.4 Payment of Performance Awards.

(a) Condition to Receipt of Performance Award. Unless otherwise provided in the relevant Award Notice, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for a Performance Award for such Performance Period.

(b) Limitation. A Participant shall be eligible to receive a Performance Award for a Performance Period only to the extent that: (1) the Performance Goals for such period are achieved; and (2) and the Performance Formula as applied against such Performance Goals determines that all or some portion of such Participant’s Performance Award has been earned for the Performance Period.

(c) Certification. Following the completion of a Performance Period, the Committee shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, to also calculate and certify in writing the amount of the Performance Awards earned for the period based upon the Performance Formula. The Committee shall then determine the actual size of each Participant’s Performance Award for the Performance Period and, in so doing, shall apply Negative Discretion, if and when it deems appropriate.

(d) Negative Discretion. In determining the actual size of an individual Performance Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Award earned under the Performance Formula for the Performance Period through the use of Negative Discretion, if in its sole judgment, such reduction or elimination is appropriate.

(e) Timing of Award Payments. The Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by Section 7.4(c).

ARTICLE 8
STOCK OPTIONS
Section 8.1 In General. Awards may be granted in the form of stock options. These stock options may be incentive stock options within the meaning of Section 422 of the Code or non-qualified stock options (i.e., stock options which are not incentive stock options), or a combination of both. All Awards under the Plan issued to Covered Employees in the form of non-qualified stock options shall qualify as “performance-based compensation” under Section 162(m) of the Code.
Section 8.2 Terms and Conditions of Stock Options. An option shall be exercisable in accordance with such terms and conditions and at such times and during such periods as may be determined by the Committee. The price at which Common Stock may be purchased upon exercise of a stock option shall be not less than 100 percent of the Fair Market Value of the Common Stock, as determined by the Committee, on the Effective Date of the option’s grant. In addition, the term of a stock option may not exceed ten years.
Section 8.3 Restrictions Relating to Incentive Stock Options. Stock options issued in the form of incentive stock options shall, in addition to being subject to the terms and conditions of Section 8.2, comply with Section 422 of the Code. Accordingly, the aggregate Fair Market Value (determined at the time the option was granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by a Participant during any calendar year (under this Plan or any other plan of the Company) shall not exceed $100,000 (or such other limit as may be required by Section 422 of the Code).
Section 8.4 Exercise. Upon exercise, the option price of a stock option may be paid in cash, or, to the extent permitted by the Committee, through net settlement in shares or through tendering, by either actual delivery of shares or by attestation, shares of Common Stock, a combination of the foregoing, or such other consideration as the Committee may deem appropriate. The Committee shall establish appropriate methods for accepting Common Stock, whether restricted or unrestricted, and may impose such conditions as it deems appropriate on the use of such Common Stock to exercise a stock option. Stock options awarded under the Plan may also be exercised by way of a broker-assisted stock option exercise program, if any, provided such program is available at the time of the option’s exercise. Notwithstanding the foregoing or the provision of any Award Notice, a Participant may not pay the exercise price of a stock option using shares of Common Stock if, in the opinion of counsel to the Company, there is a substantial likelihood that the use of such form of payment would result in accounting treatment to the Company under generally accepted accounting principles that the Committee reasonably determines is adverse to the Company.
ARTICLE 9
STOCK APPRECIATION RIGHTS
Section 9.1 In General. Awards may be granted in the form of stock appreciation rights (“SARs”). SARs entitle the Participant to receive a payment equal to the appreciation in a stated number of shares of Common Stock from the exercise price to the Fair Market Value of the Common Stock on the date of exercise. The “exercise price” for a particular SAR shall be defined in the Award Notice for that SAR. An SAR may be granted in tandem with all or a portion of a related stock option under the Plan (“Tandem SARs”), or may be granted separately (“Freestanding SARs”). A Tandem SAR may be granted either at the time of the grant of the related stock option or at any time thereafter during the term of the stock option. All Awards under the Plan issued to Covered Employees in the form of a SAR shall qualify as “performance-based compensation” under Section 162(m) of the Code.
Section 9.2 Terms and Conditions of Tandem SARs. A Tandem SAR shall be exercisable to the extent, and only to the extent, that the related stock option is exercisable, and the “exercise price” of such a SAR (the base from which the value of the SAR is measured at its exercise) shall be the option price under the related stock option. However, at no time shall a Tandem SAR be issued if the option price of its related stock option is less than the Fair Market Value of the Common Stock, as determined by the Committee, on the Effective Date of the Tandem SAR’s grant. If a related stock option is exercised as to some or all of the shares covered by the Award, the related Tandem SAR, if any, shall be canceled automatically to the extent of the number of shares covered by the stock option exercise. Upon exercise of a Tandem SAR as to some or all of the shares covered by the Award, the related stock option shall be canceled automatically to the extent of the number of shares covered by such exercise. Moreover, all Tandem SARs shall expire not later than ten years from the Effective Date of the SAR’s grant.
Section 9.3 Terms and Conditions of Freestanding SARs. Freestanding SARs shall be exercisable or automatically mature in accordance with such terms and conditions and at such times and during such periods as may be determined by the Committee. The exercise price of a Freestanding SAR shall be not less than 100 percent of the Fair Market Value of the Common Stock on the Effective Date of the Freestanding SAR’s grant. Moreover, all Freestanding SARs shall expire not later than ten years from the Effective Date of the Freestanding SAR’s grant.
Section 9.4 Deemed Exercise. The Committee may provide that a SAR shall be deemed to be exercised at the close of business on the scheduled expiration date of such SAR if at such time the SAR by its terms remains exercisable and, if so exercised, would result in a payment to the holder of such SAR.
Section 9.5 Payment. Unless otherwise provided in an Award Notice, an SAR may be paid in cash, Common Stock or any combination thereof, as determined by the Committee, in its sole and absolute discretion, at the time that the SAR is exercised.

ARTICLE 10
STOCK AWARDS
Section 10.1 Grants. Awards may be granted in the form of Stock Awards. Stock Awards shall be awarded in such numbers and at such times during the term of the Plan as the Committee shall determine.
Section 10.2 Performance Criteria. For Stock Awards conditioned, restricted and/or limited based on performance criteria, the length of the performance period, the performance objectives to be achieved during the performance period, and the measure of whether and to what degree such objectives have been attained shall be conclusively determined by the Committee in the exercise of its absolute discretion. Performance objectives may be revised by the Committee, at such times as it deems appropriate during the performance period, in order to take into consideration any unforeseen events or changes in circumstances.
Section 10.3 Rights as Stockholders. During the period in which any restricted shares of Common Stock are subject to any restrictions, the Committee may, in its sole discretion, deny a Participant to whom such restricted shares have been awarded all or any of the rights of a stockholder with respect to such shares, including, but not by way of limitation, limiting the right to vote such shares or the right to receive dividends on such shares.
Section 10.4 Evidence of Award. Any Stock Award granted under the Plan may be evidenced in such manner as the Committee deems appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates, with such restrictive legends and/or stop transfer instructions as the Committee deems appropriate.
ARTICLE 11
RESTRICTED STOCK UNIT AWARDS
Section 11.1 Grants. Awards may be granted in the form of Restricted Stock Unit Awards. Restricted Stock Unit Awards shall be awarded in such numbers and at such times during the term of the Plan as the Committee shall determine.
Section 11.2 Rights as Stockholders. Until the shares of Common Stock to be received upon the vesting of such Restricted Stock Unit Award are actually received by a Participant, the Participant shall have no rights as a stockholder with respect to such shares.
Section 11.3 Evidence of Award. A Restricted Stock Unit Award granted under the Plan may be recorded on the books and records of G&W in such manner as the Committee deems appropriate.

ARTICLE 12
PERFORMANCE UNITS
Section 12.1 Grants. Awards may be granted in the form of performance units. Performance units, as that term is used in this Plan, shall refer to units valued by reference to designated criteria established by the Committee, other than Common Stock.

Section 12.2 Performance Criteria. Performance units shall be contingent on the attainment during a performance period of certain performance objectives. The length of the performance period, the performance objectives to be achieved during the performance period, and the measure of whether and to what degree such objectives have been attained shall be conclusively determined by the Committee in the exercise of its absolute discretion. Performance objectives may be revised by the Committee, at such times as it deems appropriate during the performance period (subject to any applicable limitations under Section 162(m) of the Code), in order to take into consideration any unforeseen events or changes in circumstances.

ARTICLE 13
PAYMENT OF AWARDS
Section 13.1 Payment. Absent a Plan or Award Notice provision to the contrary, payment of Awards may, at the discretion of the Committee, be made in cash, Common Stock, a combination of cash and Common Stock, or any other form of property as the Committee shall determine. In addition, payment of Awards may include such terms, conditions, restrictions and/or limitations, if any, as the Committee deems appropriate, including, in the case of Awards paid in the form of Common Stock, restrictions on transfer and forfeiture provisions; provided, however, such terms, conditions, restrictions and/or limitations are not inconsistent with the Plan.
Section 13.2 Withholding Taxes. The Company shall be entitled to deduct from any payment under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment or may require the Participant to pay to it such tax prior to and as a condition of the making of such payment. In accordance with any applicable administrative guidelines it establishes, the Committee may allow a Participant to pay the amount of taxes required by law to be withheld from an Award by withholding from any payment of Common Stock due as a result of such Award, or by permitting the Participant to deliver to G&W, shares of Common Stock having a Fair Market Value equal to the minimum amount of such required withholding taxes. Notwithstanding the foregoing or the provision of any Award Notice, a Participant may not pay the amount of taxes required by law to be withheld using shares of Common Stock if, in the opinion of counsel to the Company, there is a substantial likelihood that the use of such form of payment would result in adverse accounting treatment to the Company under generally accepted accounting principles.
ARTICLE 14
DIVIDEND AND DIVIDEND EQUIVALENTS
If an Award is granted in the form of a Stock Award or stock option, or in the form of any other stock-based grant, the Committee may choose, at the time of the grant of the Award or any time thereafter up to the time of the Award’s payment, to include as part of such Award an entitlement to receive dividends or dividend equivalents, subject to such terms, conditions, restrictions and/or limitations, if any, as the Committee may establish; provided that no dividend or dividend equivalents shall be paid on unvested Performance Awards before such awards vest. Dividends and dividend equivalents shall be paid in such form and manner (i.e., lump sum or installments), and at such time(s) as the Committee shall determine. All dividends or dividend equivalents which are not paid currently may, at the Committee’s discretion, accrue interest, be reinvested into additional shares of Common Stock or, in the case of dividends or dividend equivalents credited in connection with Stock Awards, be credited as additional Stock Awards and paid to the Participant if and when, and to the extent that, payment is made pursuant to such Award.
ARTICLE 15
DEFERRAL OF AWARDS
Subject to Section 16.8, at the discretion of the Committee, payment of any Award; salary or bonus compensation; or Company board compensation; dividend or dividend equivalent, or any portion thereof, may be deferred by a Participant until such time as the Committee may establish. All such deferrals shall be accomplished by the delivery of a written, irrevocable election by the Participant prior to the time established by the Committee for such purpose, on a form provided by the Company. Further, all deferrals shall be made in accordance with administrative guidelines established by the Committee to ensure that such deferrals comply with all applicable requirements of the Code. Deferred payments shall be paid in a lump sum or installments, as determined by the Committee. Deferred Awards may also be credited with interest, at such rates to be determined by the Committee, or invested by the Company, and, with respect to those deferred Awards denominated in the form of Common Stock, credited with dividends or dividend equivalents.
ARTICLE 16

MISCELLANEOUS
Section 16.1 Nonassignability. Except as otherwise provided in an Award Notice, no Awards or any other payment under the Plan shall be subject in any manner to alienation, anticipation, sale, transfer (except by will or the laws of descent and distribution), assignment or pledge, nor shall any Award be payable to or exercisable by anyone other than the Participant to whom it was granted.
Section 16.2 Regulatory Approvals and Listings. Notwithstanding anything contained in this Plan to the contrary, G&W shall have no obligation to issue or deliver certificates of Common Stock evidencing Stock Awards or any other Award resulting in the payment of Common Stock prior to (i) the obtaining of any approval from any governmental agency which G&W shall, in its sole discretion, determine to be necessary or advisable, (ii) the admission of such shares to listing on the stock exchange on which the Common Stock may be listed, and (iii) the completion of any registration or other qualification of said shares under any state or federal law or ruling of any governmental body which G&W shall, in its sole discretion, determine to be necessary or advisable.
Section 16.3 No Right to Continued Employment or Grants. Participation in the Plan shall not give any Participant the right to remain in the employ or other service of the Company. The Company reserves the right to terminate the employment or other service of a Participant at any time. Further, the adoption of this Plan shall not be deemed to give any Employee, Director or any other individual any right to be selected as a Participant or to be granted an Award. In addition, no Employee, Director or any other individual having been selected for an Award, shall have at any time the right to receive any additional Awards.
Section 16.4 Amendment/Termination. The Committee may suspend or terminate the Plan at any time for any reason with or without prior notice. In addition, the Committee may, from time to time for any reason and with or without prior notice, amend the Plan in any manner, but may not without stockholder approval adopt any amendment which would require the vote of the stockholders of G&W if such approval is necessary or deemed advisable with respect to tax, securities, or other applicable laws or regulations, including, but not limited to, the listing requirements of the stock exchanges on which the securities of G&W are listed. Notwithstanding the foregoing, without the consent of a Participant (except as otherwise provided in Section 6.2), no amendment may materially and adversely affect any of the rights of such Participant under any Award theretofore granted to such Participant under the Plan. No Awards shall be granted under the Plan after ~~March 22, 2021~~March 30, 2025, but Awards theretofore granted may extend beyond that date.
This Plan and Awards issued hereunder shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretative guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that the Committee determines that any amounts payable hereunder will be taxable to a Participant under Section 409A of the Code and related Department of Treasury guidance prior to payment to such Participant of such amount, the Company may (a) adopt such amendments to the Plan and Awards and appropriate policies and procedures, including amendments and policies with retroactive effect, that the Committee determines necessary or appropriate to preserve the intended tax treatment of the benefits provided by the Plan and Awards hereunder and/or (b) take such other actions as the Committee determines necessary or appropriate to avoid the imposition of an additional tax under Section 409A of the Code.
Section 16.5 Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of New York, except as superseded by applicable federal law, without giving effect to its conflicts of law provisions.
Section 16.6 No Right, Title, or Interest in Company Assets. No Participant shall have any rights as a stockholder as a result of participation in the Plan until the date of issuance of a stock certificate in his or her name, and, in the case of restricted shares of Common Stock, such rights are granted to the Participant under the Plan. To the extent any person acquires a right to receive payments from the Company under the Plan, such rights shall be no greater than the rights of an unsecured creditor of the Company and the Participant shall not have any rights in or against any specific assets of the Company. All of the Awards granted under the Plan shall be unfunded.

Section 16.7 No Guarantee of Tax Consequences. No person connected with the Plan in any capacity, including, but not limited to, the Company and its directors, officers, agents and employees, makes any representation, commitment, or guarantee that any tax treatment, including, but not limited to, federal, state and local income, estate and gift tax treatment, will be applicable with respect to the tax treatment of any Award, any amounts deferred under the Plan, or paid to or for the benefit of a Participant under the Plan, or that such tax treatment will apply to or be available to a Participant on account of participation in the Plan.
Section 16.8 Section 409A. Notwithstanding other provisions of the Plan or any Award agreements thereunder, no Award shall be granted, deferred, accelerated, extended, paid out or modified under this Plan in a manner that would result in the imposition of an additional tax under Section 409A of the Code upon a Participant. In the event that it is reasonably determined by the Committee that, as a result of Section 409A of the Code, payments in respect of any Award under the Plan may not be made at the time contemplated by the terms of the Plan or the relevant Award agreement, as the case may be, without causing the Participant holding such Award to be subject to taxation under Section 409A of the Code, the Company will make such payment on the first day that would not result in the Participant incurring any tax liability under Section 409A of the Code. The Company shall use commercially reasonable efforts to implement the provisions of this Section 16.8 in good faith; provided that neither the Company, the Committee nor any of the Company’s employees, directors or representatives shall have any liability to Participants with respect to this Section 16.8.
Section 16.9 Successors and Assigns. The Plan shall be binding on all successors and assigns of the Company and a Participant, including without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant’s creditors.

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